UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company
200 Clarendon Street, Boston, MA 02116-5021
(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-474-2737

Date of fiscal year end:  August 31, 2012

Date of reporting period:  August 31, 2012

Item 1. Reports to Stockholders.

August 31, 2012

2012 Annual Report

iShares Trust

iShares MSCI All Peru Capped Index Fund  |  EPU  |  NYSE Arca

iShares MSCI China Index Fund  |  MCHI  |  NYSE Arca

iShares MSCI Denmark Capped Investable Market Index Fund  |  EDEN  |  BATS

iShares MSCI Emerging Markets Latin America Index Fund  |  EEML  |  NASDAQ

iShares MSCI Finland Capped Investable Market Index Fund  |  EFNL  |  BATS

iShares MSCI Indonesia Investable Market Index Fund  |  EIDO  |  NYSE Arca

iShares MSCI Ireland Capped Investable Market Index Fund  |  EIRL  |  NYSE Arca

iShares MSCI New Zealand Investable Market Index Fund  |  ENZL  |  NYSE Arca

iShares MSCI Norway Capped Investable Market Index Fund  |  ENOR  |  BATS

iShares MSCI Philippines Investable Market Index Fund  |  EPHE  |  NYSE Arca

iShares MSCI Poland Investable Market Index Fund  |  EPOL  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL PERU CAPPED INDEX FUND

Performance as of August 31, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 8/31/12			Inception to 8/31/12			Inception to 8/31/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
0.79%	0.35%	0.82%	19.36%	18.93%	20.30%	76.26%	74.20%	80.54%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (6/19/09). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/22/09), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL PERU CAPPED INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector	Percentage of Net Assets

Basic Materials	49.20%
Financial	24.26
Consumer Non-Cyclical	7.30
Industrial	6.97
Utilities	5.25
Diversified	4.46
Energy	2.39
Short-Term and Other Net Assets	0.17

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

Credicorp Ltd.	18.78%
Compania de Minas Buenaventura SA SP ADR	14.86
Southern Copper Corp.	11.50
Alicorp SA	4.48
Grana y Montero SAA	4.46
Volcan Compania Minera SAA Class B	4.43
Hochschild Mining PLC	4.12
Intergroup Financial Services Inc.	3.41
Rio Alto Mining Ltd.	3.28
Sociedad Minera Cerro Verde SA	3.23

TOTAL	72.55%

The iShares MSCI All Peru Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Peru Capped Index (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure the performance of Peruvian equity securities as well as companies that are headquartered in Peru and have the majority of their operations based in Peru. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2012 (the “reporting period”), the total return for the Fund was 0.79%, net of fees, while the total return for the Index was 0.82%.

As represented by the Index, the Peruvian stock market posted a relatively flat return for the reporting period. One factor weighing on performance in the Peruvian equity market was the continuing sovereign debt crisis in Europe, which had a negative impact on financial institutions around the globe and led to a meaningful slowdown in European economic growth, including recessions in the fiscally challenged countries in the region. Exports to developed regions of the world are an important component of emerging economies, and Peru is no exception. Peru is a major exporter of minerals, agricultural products, petroleum, and fish, and the European Union is one of its largest trading partners. A decline in exports to Europe weighed on economic growth in Peru during the reporting period. Falling commodity prices, especially over the last six months of the reporting period, also put downward pressure on Peru’s stock market.

Nonetheless, the Peruvian economy held up reasonably well thanks to improving domestic consumption, which helped offset weaker export demand. As a result, the Peruvian economy grew by 6.1% for the 12 months ended June 30, 2012, compared with a 6.7% growth rate for the prior 12-month period. Peru was able to sustain a robust economic growth rate despite a series of short-term interest rate increases by Peru’s central bank in the first half of 2011. The central bank’s rate hikes were enacted to rein in the country’s inflation rate, and the bank’s efforts have proved successful — inflation in Peru peaked at 4.7% in late 2011 and fell back to 3.5% by the end of the reporting period. However, this inflation rate is still above the Peruvian central bank’s comfort zone, so the bank has maintained its short-term interest rate target at 4.25%.

Another factor boosting the performance of the Index was the U.S. dollar’s decline versus the Peruvian sol, which increased Peruvian equity returns for U.S. investors (in local currency terms, the Index declined for the reporting period). The U.S. dollar depreciated by approximately 4% versus the Peruvian sol for the reporting period. Higher interest rates and economic growth in Peru compared with the U.S. contributed to the sol’s rally against the U.S. dollar.

6	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI CHINA INDEX FUND

Performance as of August 31, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 8/31/12			Inception to 8/31/12			Inception to 8/31/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(8.80)%	(8.66)%	(8.25)%	(12.76)%	(12.55)%	(12.33)%	(17.69)%	(17.41)%	(17.07)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (3/29/11). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/31/11), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector*	Percentage of Net Assets

Financial	37.11%
Communications	19.05
Energy	18.57
Consumer Cyclical	6.93
Consumer Non-Cyclical	6.05
Industrial	5.11
Utilities	2.81
Basic Materials	2.73
Technology	0.86
Diversified	0.58
Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

China Mobile Ltd.	10.90%
China Construction Bank Corp. Class H	8.00
Industrial and Commercial Bank of China Ltd. Class H	5.95
CNOOC Ltd.	5.72
Tencent Holdings Ltd.	5.24
Bank of China Ltd. Class H	4.61
PetroChina Co. Ltd. Class H	4.31
China Life Insurance Co. Ltd. Class H	3.37
China Petroleum & Chemical Corp. Class H	2.66
Ping An Insurance (Group) Co. of China Ltd. Class H	2.27

TOTAL	53.03%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI China Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI China IndexSM (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities in the top 85% in market capitalization of Chinese equity markets, as represented by shares available to international investors. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2012 (the “reporting period”), the total return for the Fund was (8.80)%, net of fees, while the total return for the Index was (8.25)%.

The Chinese equity market, as represented by the Index, declined for the reporting period, lagging the performance of the broader international market. Following a decade of robust expansion, China’s economic growth slowed during the reporting period.

As measured by annual gross domestic product (GDP), economic activity grew by 7.6% in the second quarter of 2012, its slowest pace since 2009. Underlying the slowdown, industrial production weakened to a rate of 8.9% in August 2012, down from 13.5% in August 2011, and export orders slowed to their lowest levels since March 2009. New construction starts and sales of residential property also declined. Meanwhile, rising food prices pushed inflation up modestly, limiting policy makers’ ability to provide stimulus measures and less expensive credit.

However, China’s central bank did take several measures to stimulate domestic demand and export growth, including lowering interest rates twice in June and July 2012, from 6.46% to 6.00%, to boost liquidity and spur activity. It also lowered banks’ reserve requirement ratio three times, for a total of 1.50%. The Chinese yuan was allowed to depreciate against the U.S. dollar, in order to make Chinese goods less expensive to foreign consumers. In the final month of the reporting period, the pace of approval for infrastructure investment projects quickened, potentially spurring investment growth.

Seven of the ten major industry sectors within the Index declined during the reporting period. The financials sector, the largest sector at 35% of the Index on average, declined and was the largest single sector detractor from Index performance as investor concerns mounted about the quality of Chinese banks. The materials and energy sectors declined amid falling commodity prices, detracting significantly from Index results. Consumer discretionary stocks, which generally tend to be sensitive to economic conditions, also declined. On the positive side, the utilities and information technology sectors contributed slightly to Index results.

8	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI DENMARK CAPPED INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2012

Cumulative Total Returns
Inception to 8/31/12
NAV	MARKET	INDEX
13.58%	12.98%	13.83%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 1/25/12.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/26/12), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI DENMARK CAPPED INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/12

Sector	Percentage of Net Assets
Consumer Non-Cyclical	49.03%
Industrial	21.95
Financial	17.31
Communications	6.30
Consumer Cyclical	2.22
Technology	1.50
Diversified	1.20
Basic Materials	0.52
Short-Term and Other Assets, Less Liabilities	(0.03)

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/12

Security	Percentage of Net Assets
Novo Nordisk A/S Class B	22.62%
Danske Bank A/S	7.88
Carlsberg A/S Class B	6.31
A.P. Moeller-Maersk A/S Class B	6.04
Coloplast A/S Class B	4.43
DSV A/S	4.24
Novozymes A/S Class B	4.23
GN Store Nord A/S	3.24
TDC A/S	3.06
FLSmidth & Co. A/S	2.81

TOTAL	64.86%

The iShares MSCI Denmark Capped Investable Market Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Denmark IMI 25/50 Index (the “Index”). The Index is designed to measure broad-based equity market performance in Denmark. A capping methodology is applied that limits the weight of any single component to a maximum of 25% of the Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from January 25, 2012 (inception date of the Fund) through August 31, 2012 (the “reporting period”), the total return for the Fund was 13.58%, net of fees, while the total return for the Index was 13.83%.

The European economy continued to slide downward during the reporting period. The unemployment rate in the 17-nation eurozone reached 11.3% in July 2012. During the second quarter of 2012, gross domestic product (“GDP”) declined 0.2% compared to the first quarter of 2012. Manufacturing activity in eurozone factories fell further in August 2012, marking the 13th consecutive month of economic contraction. Retail sales were down 0.2% in July 2012 versus the prior month. Meanwhile, the annual rate of inflation in the eurozone hit 2.6% in August 2012, above the European Central Bank’s target rate of 2%. The European Commission’s sentiment gauge, the Economic Sentiment Indicator, showed confidence in the European economy as of August 2012 was at its lowest level in three years.

Denmark’s GDP contracted by 0.5% during the second quarter of 2012 compared to the first quarter of 2012. Since the beginning of the global financial crisis in 2008, Denmark has fallen into recession three times due to weak domestic spending as the national debt reached record levels. Denmark’s economy lags its Scandinavian counterparts, with a growth rate less than half of that of Norway and Sweden.

In early 2012, the Danish government cut interest rates in order to simulate the economy. Yields on certificates of deposit were negative, which generally implied that investors were willing to pay the Danish government — rather than receive interest — to hold their money. By creating negative interest rates, the government sought to reduce the value of the Danish currency, which in turn would stimulate exports, by reducing demand from foreign investors. However, the plan has not yet yielded the expected results.

10	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA INDEX FUND

Performance as of August 31, 2012

Cumulative Total Returns
Inception to 8/31/12
NAV	MARKET	INDEX
(9.22)%	(8.32)%	(9.03)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 1/18/12.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/19/12), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector*	Percentage of Net Assets
Financial	21.75%
Consumer Non-Cyclical	18.57
Basic Materials	17.25
Energy	12.57
Communications	10.71
Utilities	7.05
Consumer Cyclical	5.67
Diversified	3.31
Industrial	2.53
Technology	0.33
Short-Term and Other Net Assets	0.26

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets
America Movil SAB de CV Series L (Mexico)	6.94%
Petroleo Brasileiro SA (Preferred) (Brazil)	5.63
Itau Unibanco Holding SA (Preferred) (Brazil)	4.71
Vale SA Class A (Preferred) (Brazil)	4.42
Petroleo Brasileiro SA (Brazil)	4.20
Banco Bradesco SA (Preferred) (Brazil)	4.12
Companhia de Bebidas das Americas (Preferred) (Brazil)	3.89
Vale SA (Brazil)	2.82
Bancolombia SA SP ADR (Colombia)	2.26
Fomento Economico Mexicano SAB de CV BD Units (Mexico)	2.23

TOTAL	41.22%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Emerging Markets Latin America Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Latin America Index (the “Index”). The Index is designed to measure the equity market performance of emerging markets in Latin America and consists of issuers in the following five emerging market countries: Brazil, Chile, Colombia, Mexico, and Peru. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from January 18, 2012 (inception date of the Fund) through August 31, 2012 (the “reporting period”), the total return for the Fund was (9.22)%, net of fees, while the total return for the Index was (9.03)%.

As represented by the Index, stock markets in Latin America declined for the reporting period. One factor contributing to the decline in Latin American equity markets was the continuing sovereign debt crisis in Europe, which had a negative impact on financial institutions around the globe and led to a meaningful slowdown in European economic growth, including recessions in the most fiscally challenged countries in the region. Exports to developed regions of the world are an important component of emerging economies in Latin America— for example, Brazil is a major exporter of minerals and agricultural products, and the European Union is its largest trading partner. A marked decline in exports to Europe weighed on economic activity in many Latin American countries. Falling commodity prices also put downward pressure on Latin American stock markets.

In addition, central banks in many Latin American countries — including Brazil, Peru, Chile, and Colombia—raised short-term interest rates in 2011 to curb rising inflation, and the higher borrowing costs put downward pressure on their respective domestic economies in 2012. The inflation-fighting efforts of these central banks were generally successful, though, leading many of them to begin lowering short-term rates by the end of the reporting period.

The primary factor behind the Index’s overall decline during the reporting period was a stronger U.S. dollar, which lowered international equity returns for U.S. investors. Although the U.S. dollar depreciated modestly versus the Mexican peso, Chilean peso, Colombian peso,

12	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA INDEX FUND

and Peruvian sol during the reporting period, it appreciated by more than 25% against the Brazilian real. The magnitude of the U.S. dollar’s appreciation versus the Brazilian real was enough to turn a positive Index return in local currency terms into a negative return in U.S. dollar terms.

Brazil, the largest country weighting in the Index (comprising more than 60% of the Index on average during the reporting period), posted the weakest returns in the Index, declining by more than 16% for the reporting period. Brazil’s economy grew by just 0.5% for the 12 months ended June 30, 2012, compared with 3.1% for the prior 12 months. Brazil’s central bank cut interest rates aggressively to stimulate economic growth, lowering its benchmark interest rate from 11% at the beginning of the reporting period to 7.5% at the end of the period. Stock markets in Peru and Chile produced slightly negative returns for the reporting period, reflecting a modest economic slowdown in both countries. The Colombian and Mexican stock markets generated positive returns for the reporting period as their economies benefited from greater trade activity with the U.S.

From a sector perspective, six of the ten sectors in the Index declined for the reporting period. The energy and materials sectors suffered the largest losses, falling by more than 15% amid sharply lower commodity prices. The health care and consumer discretionary sectors also posted double-digit declines for the reporting period. On the positive side, the information technology sector generated the best returns in the Index for the reporting period. Other sectors producing positive returns included consumer staples, industrials, and telecommunication services.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI FINLAND CAPPED INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2012

Cumulative Total Returns
Inception to 8/31/12
NAV	MARKET	INDEX
(9.52)%	(9.57)%	(10.13)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 1/25/12.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/26/12), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FINLAND CAPPED INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector	Percentage of Net Assets

Industrial	28.82%
Financial	16.68
Communications	15.61
Basic Materials	13.48
Utilities	8.26
Consumer Cyclical	6.85
Consumer Non-Cyclical	6.83
Energy	1.73
Technology	1.67
Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

Sampo OYJ Class A	12.35%
Nokia OYJ	10.95
Kone OYJ Class B	9.61
Fortum OYJ	8.25
Wartsila OYJ ABP	4.62
UPM-Kymmene OYJ	4.47
Metso OYJ	4.42
Nokian Renkaat OYJ	4.40
Stora Enso OYJ Class R	3.76
Elisa OYJ	3.33

TOTAL	66.16%

The iShares MSCI Finland Capped Investable Market Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Finland IMI 25/50 Index (the “Index”). The Index is a custom index designed to measure broad-based equity market performance in Finland. A capping methodology is applied that limits the weight of any single component to a maximum of 25% of the Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from January 25, 2012 (inception date of the Fund) through August 31, 2012 (the “reporting period”), the total return for the Fund was (9.52)%, net of fees, while the total return for the Index was (10.13)%.

The European economy continued to slide downward during the reporting period. The unemployment rate in the 17-nation eurozone reached 11.3% in July 2012. During the second quarter of 2012, gross domestic product (“GDP”) declined 0.2% compared to the first quarter of 2012. Manufacturing activity in eurozone factories fell further in August 2012, marking the 13th consecutive month of economic contraction. Retail sales were down 0.2% in July 2012 versus the prior month. Meanwhile, the annual rate of inflation in the eurozone hit 2.6% in August 2012, above the European Central Bank’s target rate of 2%. The European Commission’s sentiment gauge, the Economic Sentiment Indicator, showed confidence in the European economy as of August 2012 was at its lowest level in three years.

The Finnish economy also contracted during the second quarter of 2012, with GDP falling 1.1% compared to the first quarter of 2012. Finland is highly dependent on exports to the eurozone, and the Asian and U.S. markets have not made up for the lost trade. Exports fell 2.3% in the second quarter of 2012 from the previous quarter. Although the Finnish economy has contracted in 2012, the degree of contraction is modest compared to 2009, when Finnish GDP fell 8.4% versus 2008.

Finland is the only Scandinavian country that uses the euro. Before the European economic crisis, being part of the euro zone had the advantage of giving the country excellent access to eurozone markets. But unlike Denmark, Sweden and Norway, Finland also has an obligation as a member of the eurozone to help troubled countries such as Greece, Italy and Spain. That prospect has weighed on Finland’s economy. In July 2012, consumer confidence in Finland fell to its lowest point since 2009.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI INDONESIA INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 8/31/12			Inception to 8/31/12			Inception to 8/31/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(7.92)%	(12.20)%	(7.72)%	9.75%	9.57%	10.27%	24.14%	23.69%	25.47%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (5/5/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/7/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

16	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INDONESIA INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector*	Percentage of Net Assets

Financial	33.04%
Consumer Cyclical	15.42
Consumer Non-Cyclical	15.36
Communications	12.14
Industrial	11.51
Energy	6.47
Utilities	3.80
Basic Materials	1.91
Diversified	0.23
Short-Term and Other Net Assets	0.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

PT Astra International Tbk	12.87%
PT Bank Central Asia Tbk	8.91
PT Telekomunikasi Indonesia (Persero) Tbk	8.83
PT Bank Rakyat Indonesia (Persero) Tbk	7.20
PT Bank Mandiri (Persero) Tbk	6.79
PT Unilever Indonesia Tbk	3.87
PT Perusahaan Gas Negara (Persero) Tbk	3.80
PT Semen Gresik (Persero) Tbk	3.46
PT United Tractors Tbk	3.17
PT Indocement Tunggal Prakarsa Tbk	2.81

TOTAL	61.71%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Indonesia Investable Market Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Indonesia Investable Market IndexSM (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities listed on stock exchanges in Indonesia. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2012 (the “reporting period”), the total return for the Fund was (7.92)%, net of fees, while the total return for the Index was (7.72)%.

As represented by the Index, the Indonesian stock market declined for the reporting period. One factor behind the decline in the Indonesian equity market was the continuing sovereign debt crisis in Europe, which had a negative impact on financial institutions around the globe and led to a meaningful slowdown in European economic growth, including recessions in the most fiscally challenged countries in the region. Exports to developed regions of the world are an important component of emerging economies, and Indonesia is no exception. Indonesia is a major exporter of minerals, palm oil, and petroleum products, and the European Union is one of its largest trading partners. A decline in exports to Europe weighed on economic growth in Indonesia during the reporting period.

Nonetheless, the Indonesian economy held up reasonably well thanks to improving domestic consumption. Indonesia’s central bank reduced short-term interest rates three times during the first half of the reporting period, from 6.75% to 5.75%. Lower borrowing costs helped boost domestic economic activity, which helped offset weaker export demand. As a result, the Indonesian economy grew by 6.4% for the 12 months ended June 30, 2012, compared with a 6.5% growth rate for the prior 12-month period. The relative stability of the Indonesian economy stood out in an environment where many other emerging economies in Asia, most notably China and India, experienced a slowdown in economic activity.

The most significant factor behind the Index’s overall decline was a stronger U.S. dollar, which lowered international equity returns for U.S. investors (in local currency terms, the Index returned 3.12% for the reporting period). The U.S. dollar appreciated by approximately 12% versus the Indonesian rupiah for the reporting period. The U.S. dollar’s strong rally against the rupiah resulted from a broad trend toward risk aversion during the reporting period. Investors concerned about the European sovereign debt crisis and slowing economic conditions globally shifted assets into larger, more stable markets such as the U.S.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INDONESIA INVESTABLE MARKET INDEX FUND

From a sector perspective, the energy and industrials sectors posted the largest declines for the reporting period. The energy sector fell by more than 45% as commodity prices slumped, especially during the last six months of the reporting period. The largest sector weighting in the Index was financials, which comprised more than 30% of the Index on average. The financials sector also posted a negative return for the reporting period, though it held up slightly better than the overall Index. On the positive side, the best-performing sector was information technology, though this sector made up less than 1% of the Index on average. Other top-performing sectors included utilities and telecommunication services, both of which generated double-digit gains for the reporting period.

18	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI IRELAND CAPPED INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 8/31/12			Inception to 8/31/12			Inception to 8/31/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.11%	9.75%	10.93%	(1.36)%	(1.05)%	(0.84)%	(3.13)%	(2.42)%	(1.94)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (5/5/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/7/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI IRELAND CAPPED INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector	Percentage of Net Assets

Consumer Non-Cyclical	36.94%
Industrial	29.28
Consumer Cyclical	19.99
Financial	7.15
Basic Materials	4.44
Communications	1.68
Energy	0.12
Short-Term and Other Net Assets	0.40

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

CRH PLC	21.69%
Kerry Group PLC Class A	12.45
Elan Corp. PLC	9.53
Paddy Power PLC	4.77
Kingspan Group PLC	4.61
DCC PLC	4.59
Glanbia PLC	4.58
C&C Group PLC	4.53
Bank of Ireland	4.51
Smurfit Kappa Group PLC	4.44

TOTAL	75.70%

The iShares MSCI Ireland Capped Investable Market Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Ireland Investable Market 25/50 IndexSM (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities listed on stock exchanges in Ireland. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2012 (the “reporting period”), the total return for the Fund was 10.11%, net of fees, while the total return for the Index was 10.93%.

The European economy continued to slide downward during the reporting period. The unemployment rate in the 17-nation eurozone reached 11.3% in July 2012, up from 10.1% in July 2011. During the second quarter of 2012, gross domestic product (“GDP”) declined 0.2% compared to the first quarter of 2012. Manufacturing activity in eurozone factories fell further in August 2012, marking the 13th consecutive month of economic contraction. Retail sales were down 0.2% in July 2012 versus the prior month, and were down 1.7% compared to July 2012. Meanwhile, the annual rate of inflation in the eurozone hit 2.6% in August 2012, above the European Central Bank’s target rate of 2%. The European Commission’s sentiment gauge, the Economic Sentiment Indicator, showed confidence in the European economy as of August 2012 was at its lowest level in three years.

Ireland was hit particularly hard by the financial crisis of 2008. Its economic growth up until that point was heavily dependent on domestic construction and consumer spending, leaving it vulnerable to a credit-fueled housing bubble. It was the second country after Greece to require a bailout from the European Union (“EU”) and the International Monetary Fund (“IMF”) in 2010.

Since obtaining $82 billion in loans from the EU and the IMF, Ireland has put austerity measures in place through a combination of spending cuts and tax increases. Ireland successfully returned to the international bond market in July of 2012 after an absence of two years, marking a turnaround in its fortunes, raising $5.1 billion in five-year bonds sold at an average yield of 5.9%. A few weeks earlier, it raised $628 million of 3-month Treasury bills at an interest rate of 1.8%.

However, challenges remain. After posting a GDP of 1.4% in 2011, the Irish economy shrank 1.1% in the first quarter of 2012 from the fourth quarter of 2011 – and the unemployment rate reached 14.9% by the end of the reporting period. Still, Irish government officials hope to be the first bailed-out European country to repay its EU and IMF loans.

20	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI NEW ZEALAND INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 8/31/12			Inception to 8/31/12			Inception to 8/31/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.30%	2.53%	3.59%	16.50%	16.39%	17.06%	35.72%	35.46%	36.97%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (9/1/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/2/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NEW ZEALAND INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector*	Percentage of Net Assets

Industrial	29.67%
Communications	25.78
Consumer Cyclical	11.93
Utilities	11.24
Financial	9.20
Consumer Non-Cyclical	8.76
Basic Materials	2.13
Energy	1.10
Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

Telecom Corp. of New Zealand Ltd.	16.32%
Fletcher Building Ltd.	15.65
Auckland International Airport Ltd.	8.43
SKYCITY Entertainment Group Ltd.	7.54
Contact Energy Ltd.	4.82
Chorus Ltd.	4.56
Ryman Healthcare Ltd.	4.28
Fisher & Paykel Healthcare Corp. Ltd.	3.94
Infratil Ltd.	3.92
Goodman Property Trust	3.27

TOTAL	72.73%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI New Zealand Investable Market Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI New Zealand Investable Market IndexSM (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities listed on stock exchanges in New Zealand. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2012 (the “reporting period”), the total return for the Fund was 3.30%, net of fees, while the total return for the Index was 3.59%.

The New Zealand equity market, as represented by the Index, delivered modest gains during the reporting period, despite the weak global economic conditions. The country’s fragile economy continued to recover from recession and the February 2011 earthquake, expanding 2.4% in the second quarter of 2012, as measured by annual gross domestic product (GDP), its strongest economic growth rate since 2008.

The New Zealand economy relies heavily on agricultural exports, including meat, dairy products, fish, and wool, and depends on the economic health of its largest trading partners — Australia, China, Europe, and the U.S. — for its economic livelihood. During the reporting period, the slowdown in China, tepid conditions in the U.S., and the sovereign debt crisis in Europe weighed on New Zealand’s export market. The New Zealand dollar rose during the reporting period, placing further pressure on exports. Due to the uncertain global outlook, consumer confidence remained muted, falling to 99.9 in the second quarter of 2012 from 112 in the third quarter of 2011 (a consumer confidence level of 100 is considered neutral; levels below 100 are pessimistic, and levels above 100 are optimistic). Interest rates, which were lowered from 3.00% to 2.50% to bolster the economy on the heels of the February 2011 earthquake, remained steady at 2.50% throughout the reporting period.

Seven of the nine major industry sectors represented within the Index delivered gains during the reporting period. The telecommunications services sector, the largest sector in the Index at 21% of the Index on average, delivered gains and contributed significantly to Index returns. The health care and industrials sectors also were meaningful contributors to Index results. The energy sector achieved solid absolute results, but, at approximately 1% of the Index, its contribution to Index performance was modest. The materials sector declined amid falling commodity prices, detracting from Index returns.

22	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI NORWAY CAPPED INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2012

Cumulative Total Returns
Inception to 8/31/12
NAV	MARKET	INDEX
8.32%	8.53%	8.46%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 1/23/12.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/24/12), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NORWAY CAPPED INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector	Percentage of Net Assets

Energy	47.24%
Financial	12.20
Communications	12.03
Industrial	11.48
Basic Materials	8.02
Consumer Non-Cyclical	5.86
Technology	1.11
Other*	1.88
Short-Term and Other Net Assets	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

Statoil ASA	20.64%
Seadrill Ltd.	9.14
Telenor ASA	8.60
DNB ASA	7.10
Yara International ASA	4.58
Subsea 7 SA	4.46
Orkla ASA	4.18
Norsk Hydro ASA	3.23
Petroleum Geo-Services ASA	2.74
Aker Solutions ASA	2.65

TOTAL	67.32%

*	Other includes sectors which individually represent less than 1% of net assets.

The iShares MSCI Norway Capped Investable Market Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Norway IMI 25/50 Index (the “Index”). The Index is designed to measure broad-based equity market performance in Norway. A capping methodology is applied that limits the weight of any single component to a maximum of 25% of the Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from January 23, 2012 (inception date of the Fund) through August 31, 2012 (the “reporting period”), the total return for the Fund was 8.32%, net of fees, while the total return for the Index was 8.46%

The European economy continued to slide downward during the reporting period. The unemployment rate in the 17-nation eurozone reached 11.3% in July 2012. During the second quarter of 2012, gross domestic product (“GDP”) declined 0.2% compared to the first quarter of 2012. Manufacturing activity in eurozone factories fell further in August 2012, marking the 13th consecutive month of economic contraction. Retail sales were down 0.2% in July 2012 versus the prior month. Meanwhile, the annual rate of inflation in the eurozone hit 2.6% in August 2012, above the European Central Bank’s target rate of 2.0%. The European Commission’s sentiment gauge, the Economic Sentiment Indicator, showed confidence in the European economy as of August 2012 was at its lowest level in three years.

In marked contrast to the rest of Europe, Norway’s GDP expanded 1% during the second quarter of 2012 compared to the first quarter of 2012, which in turn expanded 1.2% compared to the last quarter of 2011. In marked contrast to other European Union consumers, Norwegian consumer confidence increased sharply during the second quarter of 2012. Norway’s unemployment rate was only about 3% and its federal budget was running a surplus as the reporting period came to a close.

Low government bond yields were another sign of confidence. When investors bid up bond prices, yields move down. At the end of the reporting period, yields on Norway’s 10-year government bonds were about 1.8%. In contrast, rates on Spain’s 10-year bonds were 7.5%. In Norway, about 70% of outstanding bonds are owned by foreign investors, as the country is seen as one of the few safe havens in the world. However, this influx of foreign money has pushed up the value of the Norwegian currency, thus making exports more difficult.

24	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI PHILIPPINES INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 8/31/12			Inception to 8/31/12			Inception to 8/31/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
20.08%	17.95%	21.03%	10.13%	9.60%	10.18%	20.43%	19.31%	20.48%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (9/28/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/29/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PHILIPPINES INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/12

Sector*	Percentage of Net Assets
Financial	33.09%
Diversified	16.57
Consumer Cyclical	14.84
Utilities	12.70
Communications	10.30
Consumer Non-Cyclical	6.61
Industrial	2.87
Basic Materials	1.82
Energy	0.73
Short-Term and Other Net Assets	0.47

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/12

Security	Percentage of Net Assets
SM Investments Corp.	9.47%
Ayala Land Inc.	7.66
Philippine Long Distance Telephone Co.	7.36
SM Prime Holdings Inc.	6.05
Aboitiz Equity Ventures Inc.	5.83
BDO Unibank Inc.	5.44
Ayala Corp.	4.43
Aboitiz Power Corp.	3.89
Bank of the Philippine Islands	3.32
International Container Terminal Services Inc.	3.31

TOTAL	56.76%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Philippines Investable Market Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Philippines Investable Market IndexSM (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the performance of the Philippine equity markets. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2012 (the “reporting period”), the total return for the Fund was 20.08%, net of fees, while the total return for the Index was 21.03%.

The Philippines equity market, as represented by the Index, delivered solid gains during the reporting period, outpacing broader international markets. The Philippine economy expanded during the reporting period, registering a 5.9% annual gross domestic product (“GDP”) growth rate for the second quarter of 2012 versus a rate of 3.1% in the second quarter of the previous year, and exceeded expectations.

The Philippines is a major exporter, with electronic products representing more than 50% of its export revenues. Key export partners are the United States, Singapore, Japan, China, and Hong Kong, as well as Europe. During the reporting period, resurgence in electronics exports overcame global economic weakness to help support economic activity. However, during the reporting period, it was the services sector that was the main driver of growth. Remittances from citizens working overseas grew meaningfully as a source of gross national income (GNI), as the percentage of the country’s population working overseas grew to 11%. The diversity of countries in which Filipinos work, from the Middle East to Asia and Europe, provides a buffer against regional economic downturns. Another sector that contributed to GDP growth was the call center industry, which overtook India’s as the largest over the past decade. Importantly, both of these sources of income in turn contribute to domestic consumption, which accounts for roughly 70% of the country’s economy.

Six of the eight major industry sectors represented within the Index delivered gains during the reporting period. The financials sector, the largest sector in the Index at 40% of the Index on average, achieved solid absolute returns and was the largest contributor to Index gains. The industrials sector, which accounted for approximately 25% of the Index throughout the reporting period, also contributed significantly to performance for the Index. Other notable sector contributions were made by the consumer staples and telecommunication services sectors. Although the materials and energy sectors declined amid falling commodity prices, they each represented less than 2% of the Index, so their impact on Index performance for the reporting period was negligible.

26	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI POLAND INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 8/31/12			Inception to 8/31/12			Inception to 8/31/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(15.88)%	(15.04)%	(15.33)%	4.68%	4.87%	4.84%	10.95%	11.39%	11.32%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (5/25/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/26/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI POLAND INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector*	Percentage of Net Assets

Financial	41.38%
Energy	14.76
Basic Materials	13.28
Utilities	11.77
Communications	8.63
Consumer Non-Cyclical	4.40
Technology	1.92
Industrial	1.68
Short-Term and Other Net Assets	2.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

Powszechna Kasa Oszczednosci Bank Polski SA	12.93%
Powszechny Zaklad Ubezpieczen SA	10.12
KGHM Polska Miedz SA	9.38
Bank Pekao SA	9.21
Polska Grupa Energetyczna SA	7.26
Polski Koncern Naftowy Orlen SA	4.68
Telekomunikacja Polska SA	4.67
Polskie Gornictwo Naftowe i Gazownictwo SA	4.48
Tauron Polska Energia SA	3.15
BRE Bank SA	2.93

TOTAL	68.81%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Poland Investable Market Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Poland Investable Market IndexSM (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities listed on stock exchanges in Poland. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2012 (the “reporting period”), the total return for the Fund was (15.88)%, net of fees, while the total return for the Index was (15.33)%.

As represented by the Index, the Polish stock market posted a double-digit decline for the reporting period, reflecting a broad slowdown in the country’s economy. Poland’s economic growth rate slowed from 4.5% at the beginning of the reporting period to 2.5% at the end of the reporting period. The primary factor behind this diminishing economic activity was the continuing sovereign debt crisis in Europe, which had a negative impact on financial institutions around the globe and led to a meaningful slowdown in European economic growth, including recessions in the most fiscally challenged countries in the region. Exports to the eurozone are an important component of Poland’s economy, and the economic weakness in the region weighed on its growth rate. Most notably, the manufacturing sector in Poland slowed markedly, retail sales declined, and the unemployment rate rose.

In addition, the National Bank of Poland (“NBP”), the country’s central bank, raised short-term interest rates in 2011 and early 2012 to curb rising inflation, and this had a negative impact on economic growth as higher borrowing costs put downward pressure on domestic economic activity. The NBP’s efforts succeeded in arresting the increase in Poland’s inflation rate, which peaked at 4.8% in late 2011 and fell back to 3.8% by the end of the reporting period. However, the NBP has held interest rates steady after its most recent rate increase in April 2012.

The most significant factor behind the Index’s overall decline was a stronger U.S. dollar, which lowered international equity returns for U.S. investors (in local currency terms, the Index declined 1.75% for the reporting period). The U.S. dollar appreciated by approximately 15% versus the Polish zloty for the reporting period. The U.S. dollar’s strong rally against the zloty resulted from a broad trend toward risk aversion during the reporting period. Investors concerned about the European sovereign debt crisis and slowing economic conditions shifted assets into larger, more stable markets such as the U.S.

28	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI POLAND INVESTABLE MARKET INDEX FUND

From a sector perspective, nine of the ten sectors in the Index declined for the reporting period. The industrials and consumer discretionary sectors — two of the most economically sensitive segments of the market — posted the most significant losses, reflecting the weakness in manufacturing and retail sales. The energy, materials, and utilities sectors also posted double-digit declines as commodity prices fell sharply. The largest sector weighting in the Index was financials, which comprised just under 40% of the Index on average throughout the reporting period. The Index’s financial stocks posted negative returns but held up better than the overall Index. The only sector of the Index to advance was consumer staples, which is considered to be a defensive sector of the market.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2012 to August 31, 2012.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI Index Fund	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Annualized Expense Ratio	Expenses Paid During Period [a]
All Peru Capped
Actual	$1,000.00	$950.90	0.51%	$2.50
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.59
China
Actual	1,000.00	862.10	0.62	2.90
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.62	3.15
Denmark Capped Investable Market
Actual	1,000.00	1,001.60	0.53	2.67
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.69
Emerging Markets Latin America
Actual	1,000.00	845.90	0.49	2.27
Hypothetical (5% return before expenses)	1,000.00	1,022.70	0.49	2.49

30	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Index Fund	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Annualized Expense Ratio	Expenses Paid During Period [a]
Finland Capped Investable Market
Actual	$1,000.00	$835.10	0.53%	$2.44
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.69
Indonesia Investable Market
Actual	1,000.00	943.00	0.62	3.03
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.62	3.15
Ireland Capped Investable Market
Actual	1,000.00	943.50	0.53	2.59
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.69
New Zealand Investable Market
Actual	1,000.00	1,046.80	0.53	2.73
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.69
Norway Capped Investable Market
Actual	1,000.00	949.00	0.53	2.60
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.69
Philippines Investable Market
Actual	1,000.00	1,082.90	0.62	3.25
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.62	3.15
Poland Investable Market
Actual	1,000.00	930.30	0.62	3.01
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.62	3.15

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days).

SHAREHOLDER EXPENSES	31

Schedule of Investments

iSHARES® MSCI ALL PERU CAPPED INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 99.83%

AGRICULTURE — 1.44%
Casa Grande SAA	928,203	$4,805,401

		4,805,401
BANKS — 20.85%
BBVA Banco Continental SA	2,857,437	6,893,300
Credicorp Ltd.	518,448	62,488,537

		69,381,837
BUILDING MATERIALS — 4.34%
Cementos Pacasmayo SAA	4,071,635	7,577,310
Union Andina de Cementos SAA	6,643,550	6,868,691

		14,446,001
DIVERSIFIED FINANCIAL SERVICES — 3.41%
Intergroup Financial Services Inc.	372,144	11,350,392

		11,350,392
ELECTRIC — 5.26%
Edegel SA	8,856,617	6,647,126
Empresa de Distribucion Electrica de Lima Norte SA	2,046,632	3,213,169
Luz del Sur SAA	2,568,916	7,623,626

		17,483,921
FOOD — 5.86%
Alicorp SA	5,784,236	14,906,341
Copeinca ASA	613,215	4,573,308

		19,479,649
HOLDING COMPANIES — DIVERSIFIED — 4.46%
Grana y Montero SAA	4,664,816	14,825,951

		14,825,951
IRON & STEEL — 1.78%
Corporacion Aceros Arequipa SA	7,192,518	3,525,339
Empresa Siderurgica del Peru SAA[a]	10,153,772	2,410,622

		5,935,961
MACHINERY — 2.63%
Ferreycorp SAA	10,337,898	8,748,518

MINING — 47.41%
Compania de Minas Buenaventura SA SP ADR	1,426,952	49,458,156
Compania Minera Atacocha SA Class Ba	10,392,049	1,750,910
Compania Minera Milpo SA	5,250,261	7,237,580

Security	Shares	Value

Hochschild Mining PLC	1,995,227	$13,706,442
Minsur SA	12,299,433	10,596,869
Rio Alto Mining Ltd.[a]	2,162,243	10,919,327
Sociedad Minera Cerro Verde SAa	290,021	10,730,777
Sociedad Minera el Brocal SA	23,307	344,050
Southern Copper Corp.	1,175,773	38,259,654
Volcan Compania Minera SAA Class B	13,846,872	14,740,304

		157,744,069
OIL & GAS — 2.39%
Maple Energy PLC[a]	3,678,446	4,193,429
Refineria la Pampilla SA	16,308,214	3,746,861

		7,940,290

TOTAL COMMON STOCKS
(Cost: $392,935,416)		332,141,990

SHORT-TERM INVESTMENTS — 0.20%

MONEY MARKET FUNDS — 0.20%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[b,c]	670,710	670,710

		670,710

TOTAL SHORT-TERM INVESTMENTS
(Cost: $670,710)		670,710

TOTAL INVESTMENTS IN SECURITIES — 100.03%
(Cost: $393,606,126)		332,812,700
Other Assets, Less Liabilities — (0.03)%		(104,752)

NET ASSETS — 100.00%		$332,707,948

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

32	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI CHINA INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 99.80%

AEROSPACE & DEFENSE — 0.11%
AviChina Industry & Technology Co. Ltd. Class H	1,060,000	$382,659

		382,659
AGRICULTURE — 0.14%
China Agri-Industries Holdings Ltd.	960,000	475,281

		475,281
AIRLINES — 0.31%
Air China Ltd. Class H	1,062,000	639,425
China Southern Airlines Co. Ltd. Class H	1,062,000	450,473

		1,089,898
AUTO MANUFACTURERS — 2.10%
Brilliance China Automotive Holdings Ltd.[a]	1,408,000	1,376,005
BYD Co. Ltd. Class Ha,b	308,500	537,750
Dah Chong Hong Holdings Ltd.	445,000	403,907
Dongfeng Motor Group Co. Ltd. Class H	1,584,000	2,050,393
Geely Automobile Holdings Ltd.	2,225,000	714,295
Great Wall Motor Co. Ltd. Class H	616,000	1,391,435
Guangzhou Automobile Group Co. Ltd. Class H	1,234,000	860,717

		7,334,502
AUTO PARTS & EQUIPMENT — 0.24%
Weichai Power Co. Ltd. Class H	318,000	840,483

		840,483
BANKS — 23.28%
Agricultural Bank of China Ltd. Class H	12,584,000	4,640,160
Bank of China Ltd. Class H	44,264,000	16,093,406
Bank of Communications Co. Ltd. Class H	4,228,200	2,763,832
China CITIC Bank Corp. Ltd. Class H	4,314,800	2,058,309
China Construction Bank Corp. Class H	42,504,000	27,947,835
China Merchants Bank Co. Ltd. Class H	2,288,000	3,946,938
China Minsheng Banking Corp. Ltd. Class H	3,036,000	2,473,814
Chongqing Rural Commercial Bank Co. Ltd. Class H	1,408,000	577,269

Security	Shares	Value

Industrial and Commercial Bank of China Ltd. Class H	38,368,000	$20,776,226

		81,277,789
BEVERAGES — 0.27%
Tsingtao Brewery Co. Ltd. Class H	176,000	943,961

		943,961
BUILDING MATERIALS — 1.47%
Anhui Conch Cement Co. Ltd. Class H	704,000	1,757,220
BBMG Corp. Class H	660,000	401,637
China National Building Material Co. Ltd. Class Hb	1,760,000	1,647,394
China Resources Cement Holdings Ltd.[b]	1,062,000	468,273
China Shanshui Cement Group Ltd.	1,056,000	551,401
CSG Holding Co. Ltd. Class B	475,300	292,304

		5,118,229
CHEMICALS — 0.78%
China BlueChemical Ltd. Class H	1,062,000	612,041
Huabao International Holdings Ltd.[b]	1,232,000	632,182
Kingboard Chemical Holdings Co. Ltd.	352,000	769,692
Sinopec Shanghai Petrochemical Co. Ltd. Class H	1,232,000	322,444
Yingde Gases Group Co. Ltd.	523,000	405,251

		2,741,610
COAL — 3.82%
China Coal Energy Co. Class H	2,376,000	1,978,915
China Shenhua Energy Co. Ltd. Class H	1,985,000	7,229,815
Inner Mongolia Yitai Coal Co. Ltd. Class B	352,049	1,917,259
Shougang Fushan Resources Group Ltd.[b]	1,748,000	459,748
Yanzhou Coal Mining Co. Ltd. Class H	1,232,000	1,756,766

		13,342,503
COMMERCIAL SERVICES — 0.34%
Jiangsu Expressway Co. Ltd. Class H	718,000	591,526
Zhejiang Expressway Co. Ltd. Class H	890,000	587,500

		1,179,026
COMPUTERS — 0.86%
Lenovo Group Ltd.[b]	3,696,000	3,002,069

		3,002,069

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI CHINA INDEX FUND

August 31, 2012

Security	Shares	Value

DIVERSIFIED FINANCIAL SERVICES — 0.82%
China Everbright Ltd.[b]	530,000	$644,371
CITIC Securities Co. Ltd. Class H	352,000	590,884
COSCO Pacific Ltd.	880,000	1,085,782
Far East Horizon Ltd.	792,000	549,358

		2,870,395
ELECTRIC — 1.20%
China Resources Power Holdings Co. Ltd.	1,056,000	2,257,338
Datang International Power Generation Co. Ltd. Class H	1,748,000	585,953
Huaneng Power International Inc. Class H	1,936,000	1,335,388

		4,178,679
ELECTRICAL COMPONENTS & EQUIPMENT —0.26%
Dongfang Electric Corp. Ltd. Class H	192,000	261,900
Zhuzhou CSR Times Electric Co. Ltd. Class H	265,000	639,587

		901,487
ENERGY — ALTERNATE SOURCES — 0.43%
China Longyuan Power Group Corp. Ltd. Class H	1,232,000	798,963
GCL-Poly Energy Holdings Ltd.[b]	4,490,000	688,877

		1,487,840
ENGINEERING & CONSTRUCTION — 1.72%
Beijing Capital International Airport Co. Ltd. Class H	1,062,000	725,686
China Communications Construction Co. Ltd. Class H	2,640,000	2,028,609
China Railway Construction Corp. Ltd. Class Hb	1,144,000	864,314
China Railway Group Ltd. Class H	2,376,000	894,494
China State Construction International Holdings Ltd.	1,056,000	1,124,585
Metallurgical Corp. of China Ltd. Class Ha	1,760,000	372,139

		6,009,827
FOOD — 3.17%
China Mengniu Dairy Co. Ltd.[b]	704,000	2,119,375
China Yurun Food Group Ltd.[a,b]	792,000	484,007
Tingyi (Cayman Islands) Holding Corp.[b]	1,172,000	3,467,836
Uni-President China Holdings Ltd.	617,000	636,390

Security	Shares	Value

Want Want China Holdings Ltd.[b]	3,520,000	$4,356,744

		11,064,352
FOREST PRODUCTS & PAPER — 0.25%
Lee & Man Paper Manufacturing Ltd.[b]	1,046,000	428,852
Nine Dragons Paper (Holdings) Ltd.	968,000	435,561

		864,413
GAS — 1.31%
Beijing Enterprises Holdings Ltd.[b]	308,000	2,037,118
China Resources Gas Group Ltd.	352,000	692,541
ENN Energy Holdings Ltd.[b]	472,000	1,862,137

		4,591,796
HEALTH CARE — PRODUCTS — 1.60%
Hengan International Group Co. Ltd.[b]	440,000	4,424,819
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	1,060,000	1,167,110

		5,591,929
HOLDING COMPANIES — DIVERSIFIED — 0.58%
China Merchants Holdings (International) Co. Ltd.	704,000	2,019,533

		2,019,533
HOME FURNISHINGS — 0.15%
Haier Electronics Group Co. Ltd.[a]	440,000	517,931

		517,931
INSURANCE — 7.34%
China Life Insurance Co. Ltd. Class H	4,400,000	11,771,152
China Pacific Insurance (Group) Co. Ltd. Class H	1,126,400	3,340,171
China Taiping Insurance Holdings Co. Ltd.[a]	492,800	656,961
PICC Property and Casualty Co. Ltd. Class H	1,585,200	1,906,839
Ping An Insurance (Group) Co. of China Ltd. Class H	1,100,000	7,941,982

		25,617,105
INTERNET — 5.24%
Tencent Holdings Ltd.	598,400	18,284,712

		18,284,712
IRON & STEEL — 0.32%
Angang Steel Co. Ltd. Class Ha,b	528,000	258,001
CITIC Pacific Ltd.[b]	704,000	861,365

		1,119,366

34	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA INDEX FUND

August 31, 2012

Security	Shares	Value

MACHINERY — 0.73%
CSR Corp Ltd. Class Hb	1,144,000	$775,818
Sany Heavy Equipment International Holdings Co. Ltd.	531,000	275,213
Shanghai Electric Group Co. Ltd. Class H	1,584,000	635,132
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class Hb	794,160	849,834

		2,535,997
MANUFACTURING — 0.27%
China International Marine Containers (Group) Co. Ltd. Class B	396,000	499,834
Fosun International Ltd.	924,000	436,015

		935,849
METAL FABRICATE & HARDWARE — 0.11%
China Zhongwang Holdings Ltd.[a]	915,200	370,505

		370,505
MINING — 1.37%
Aluminum Corp. of China Ltd. Class Ha,b	2,288,000	876,114
Jiangxi Copper Co. Ltd. Class H	792,000	1,719,553
Minmetals Resources Ltd.[a]	1,060,000	394,959
Zhaojin Mining Industry Co. Ltd. Class H	528,000	698,440
Zijin Mining Group Co. Ltd. Class Hb	3,520,000	1,102,801

		4,791,867
OIL & GAS — 13.64%
China Petroleum & Chemical Corp. Class H	9,856,000	9,276,235
CNOOC Ltd.	10,560,000	19,986,566
Kunlun Energy Co. Ltd.[b]	1,936,000	3,309,765
PetroChina Co. Ltd. Class H	12,496,000	15,063,671

		47,636,237
OIL & GAS SERVICES — 0.40%
China Oilfield Services Ltd. Class H	880,000	1,404,596

		1,404,596
PHARMACEUTICALS — 0.54%
Sihuan Pharmaceutical Holdings Group Ltd.[b]	1,046,000	418,063
Sinopharm Group Co. Ltd. Class Hb	457,600	1,454,290

		1,872,353

Security	Shares	Value

PIPELINES — 0.27%
China Gas Holdings Ltd.	1,760,000	$962,114

		962,114
REAL ESTATE — 5.67%
Agile Property Holdings Ltd.	880,000	1,009,766
China Overseas Land & Investment Ltd.[b]	2,464,000	5,565,741
China Resources Land Ltd.[b]	1,232,000	2,379,418
China Vanke Co. Ltd. Class B	792,003	990,482
Country Garden Holdings Co. Ltd.[a]	2,464,870	864,393
Evergrande Real Estate Group Ltd.[b]	3,080,000	1,175,413
Franshion Properties (China) Ltd.[b]	1,920,000	564,397
Guangzhou R&F Properties Co. Ltd. Class H	528,000	609,944
Longfor Properties Co. Ltd.[b]	748,000	1,078,181
Poly Property Group Co. Ltd.[a,b]	1,144,000	566,377
Shanghai Industrial Holdings Ltd.[b]	359,000	985,876
Shimao Property Holdings Ltd.[b]	836,000	1,261,073
Shui On Land Ltd.	1,496,000	543,912
Sino-Ocean Land Holdings Ltd.	1,628,000	730,436
SOHO China Ltd.	1,232,000	787,845
Yuexiu Property Co. Ltd.[b]	2,992,000	698,214

		19,811,468
RETAIL — 4.13%
Anta Sports Products Ltd.[b]	531,000	314,236
Belle International Holdings Ltd.	2,728,000	4,924,029
Bosideng International Holdings Ltd.[b]	1,584,000	437,036
China Resources Enterprise Ltd.[b]	704,000	2,092,145
China ZhengTong Auto Services Holdings Ltd.[a,b]	523,000	312,873
Daphne International Holdings Ltd.[b]	530,000	530,256
Golden Eagle Retail Group Ltd.	440,000	806,679
GOME Electrical Appliances Holdings Ltd.[b]	5,790,000	500,151
Hengdeli Holdings Ltd.[b]	1,436,000	377,688
Intime Department Store Group Co. Ltd.[b]	572,000	587,763
Parkson Retail Group Ltd.[b]	836,000	679,039
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	343,200	585,846
Sun Art Retail Group Ltd.	1,144,000	1,443,966
Wumart Stores Inc. Class H	265,000	446,891
Zhongsheng Group Holdings Ltd.[b]	308,000	387,172

		14,425,770

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI CHINA INDEX FUND

August 31, 2012

Security	Shares	Value

SHIPBUILDING — 0.07%
China Rongsheng Heavy Industries Group Holdings Ltd.[b]	1,848,000	$252,555

		252,555
TELECOMMUNICATIONS — 13.81%
China Communications Services Corp. Ltd. Class H	1,408,800	782,843
China Mobile Ltd.	3,564,000	38,046,633
China Telecom Corp. Ltd. Class H	8,096,000	4,446,602
China Unicom (Hong Kong) Ltd.	2,816,000	4,458,402
ZTE Corp. Class Hb	369,600	488,909

		48,223,389
TRANSPORTATION — 0.38%
China COSCO Holdings Co. Ltd. Class Ha,b	1,496,000	567,058
China Shipping Container Lines Co. Ltd. Class Ha,b	2,200,000	419,790
China Shipping Development Co. Ltd. Class H	880,000	330,160

		1,317,008
WATER — 0.30%
Guangdong Investment Ltd.	1,408,000	1,040,173

		1,040,173

TOTAL COMMON STOCKS
(Cost: $395,130,934)		348,427,256

SHORT-TERM INVESTMENTS — 7.23%

MONEY MARKET FUNDS — 7.23%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[c,d,e]	23,245,279	23,245,279
BlackRock Cash Funds: Prime, SL Agency Shares
0.23%[c,d,e]	1,761,559	1,761,559
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[c,d]	242,893	242,893

		25,249,731

TOTAL SHORT-TERM INVESTMENTS
(Cost: $25,249,731)		25,249,731

Value

TOTAL INVESTMENTS IN SECURITIES — 107.03%
(Cost: $420,380,665)	$373,676,987
Other Assets, Less Liabilities — (7.03)%	(24,536,707)

NET ASSETS — 100.00%	$349,140,280

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

36	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI DENMARK CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 100.03%

AGRICULTURE — 0.38%
United International Enterprises Ltd.	134	$22,509

		22,509
BANKS — 11.51%
Danske Bank A/Sa	26,498	461,692
Jyske Bank A/S Registered[a,b]	4,240	121,573
Sydbank A/Sa	5,350	91,316

		674,581
BEVERAGES — 7.81%
Carlsberg A/S Class B	4,264	370,030
Royal Unibrew A/S	1,230	87,909

		457,939
BIOTECHNOLOGY — 6.72%
Bavarian Nordic A/Sa	5,522	44,931
Genmab A/Sa	7,612	101,081
Novozymes A/S Class B	8,928	248,138

		394,150
BUILDING MATERIALS — 1.21%
Rockwool International A/S Class B	796	70,693

		70,693
CHEMICALS — 0.52%
Auriga Industries A/S Class Ba	2,036	30,481

		30,481
ELECTRICAL COMPONENTS & EQUIPMENT — 2.51%
Solar Holdings A/S Class B	824	45,023
Vestas Wind Systems A/Sa	14,606	101,895

		146,918
FOOD — 3.67%
Christian Hansen Holding A/S	5,470	163,596
East Asiatic Co. Ltd. A/S	2,504	51,465

		215,061
HEALTH CARE — PRODUCTS — 6.69%
Coloplast A/S Class B	1,298	259,754
William Demant Holding A/Sa	1,536	132,774

		392,528
HOLDING COMPANIES — DIVERSIFIED — 1.21%
Schouw & Co. A/S	3,128	70,640

		70,640

Security	Shares	Value

HOME FURNISHINGS — 0.98%
Bang & Olufsen A/S Class Ba	4,724	$57,537

		57,537
INSURANCE — 5.80%
Alm. Brand A/Sa	25,614	61,527
Topdanmark A/Sa	856	161,744
TrygVesta A/S	1,876	117,070

		340,341
MACHINERY — 2.81%
FLSmidth & Co. A/S	2,924	164,761

		164,761
MANUFACTURING — 1.10%
NKT Holding A/S	1,972	64,682

		64,682
PHARMACEUTICALS — 23.75%
ALK-Abello A/S	1,042	66,276
Novo Nordisk A/S Class B	8,404	1,326,386

		1,392,662
RETAIL — 1.24%
Pandora A/S	5,362	72,609

		72,609
SOFTWARE — 1.50%
SimCorp A/S	510	87,998

		87,998
TELECOMMUNICATIONS — 6.30%
GN Store Nord A/S	14,004	189,871
TDC A/S	26,886	179,422

		369,293
TRANSPORTATION — 14.32%
A.P. Moeller-Maersk A/S Class A	20	123,894
A.P. Moeller-Maersk A/S Class B	54	353,880
D/S Norden A/S	2,662	64,754
DFDS A/S	1,020	48,313
DSV A/S	11,412	248,838

		839,679

TOTAL COMMON STOCKS
(Cost: $5,642,639)		5,865,062

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI DENMARK CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2012

Security	Shares	Value

SHORT-TERM INVESTMENTS — 1.07%

MONEY MARKET FUNDS — 1.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[c,d,e]	55,588	$55,588
BlackRock Cash Funds: Prime, SL Agency Shares
0.23%[c,d,e]	4,212	4,212
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[c,d]	3,027	3,027

		62,827

TOTAL SHORT-TERM INVESTMENTS
(Cost: $62,827)		62,827

TOTAL INVESTMENTS IN SECURITIES — 101.10%
(Cost: $5,705,466)		5,927,889
Other Assets, Less Liabilities — (1.10)%		(64,376)

NET ASSETS — 100.00%		$5,863,513

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

38	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 67.00%

BRAZIL — 28.29%
ALL — America Latina Logistica SA	2,900	$12,763
Amil Participacoes SA	1,000	10,152
Anhanguera Educacional Participacoes SA	800	11,911
Banco do Brasil SA	3,500	39,984
Banco Santander (Brasil) SA Units	4,500	34,597
BM&F Bovespa SA	11,400	60,398
BR Malls Participacoes SA	2,700	33,666
BR Properties SA	1,200	14,608
BRF — Brasil Foods SA	4,300	69,108
CCR SA	5,700	51,240
CETIP SA — Mercados Organizados	1,300	16,722
Cielo SA	1,920	56,785
Companhia de Saneamento Basico do Estado de Sao Paulo	700	29,600
Companhia de Saneamento de Minas Gerais SA	300	7,171
Companhia Hering SA	900	19,672
Companhia Siderurgica Nacional SA	4,600	22,671
Cosan SA Industria e Comercio	800	13,326
CPFL Energia SA	1,600	16,954
Cyrela Brazil Realty SA	1,700	13,833
Diagnosticos da America SA	1,600	10,101
Duratex SA	1,800	10,832
EcoRodovias Infraestrutura e Logistica SA	1,400	11,626
EDP Energias do Brasil SA	1,800	11,506
Embraer SA	3,500	24,149
Fibria Celulose SAa	1,800	14,007
Hypermarcas SAa	2,300	14,770
JBS SAa	2,300	6,540
Light SA	600	7,280
Localiza Rent A Car SA	800	14,115
Lojas Renner SA	800	26,385
MMX Mineracao e Metalicos SAa	1,000	2,686
MPX Energia SAa	900	5,589
MRV Engenharia e Participacoes SA	1,800	10,450
Multiplan Empreendimentos Imobiliarios SA	600	15,347
Multiplus SA	300	6,387
Natura Cosmeticos SA	1,200	30,103
Obrascon Huarte Lain Brasil SA	600	5,811
Odontoprev SA	1,900	10,300

Security	Shares	Value

OGX Petroleo e Gas Participacoes SAa	8,100	$25,150
Oi SA	1,113	5,019
PDG Realty SA Empreendimentos e Participacoes	7,300	14,211
Petroleo Brasileiro SA	19,100	200,503
Porto Seguro SA	900	8,312
Raia Drogasil SA	1,400	14,814
Redecard SA	2,200	36,377
Souza Cruz SA	2,500	33,525
Sul America SA Units	822	5,842
TIM Participacoes SA	5,200	20,682
Totvs SA	800	15,554
Tractebel Energia SA	1,100	18,302
Ultrapar Participacoes SA	2,100	44,918
Vale SA	8,100	134,850

		1,351,204
CHILE — 8.34%
AES Gener SA	18,636	10,503
Aguas Andinas SA	16,714	10,935
Banco de Chile	107,296	15,110
Banco de Credito e Inversiones	187	11,795
Banco Santander (Chile) SA	402,019	28,793
CAP SA	473	15,931
Cencosud SA	5,968	34,594
Colbun SAa	58,446	16,562
Compania Cervecerias Unidas SA	802	10,463
CorpBanca SA	732,902	8,728
E.CL SA	3,583	8,706
Empresa Nacional de Electricidad SA	21,956	36,275
Empresa Nacional de Telecomunicaciones SA	788	15,197
Empresas CMPC SA	7,234	26,874
Empresas Copec SA	2,940	42,344
Enersis SA	85,096	28,055
LATAM Airlines Group SA	1,205	28,563
LATAM Airlines Group SA BDR[a]	540	12,242
S.A.C.I. Falabella SA	3,163	28,810
Vina Concha y Toro SA	3,976	7,778

		398,258
COLOMBIA — 4.47%
Bancolombia SA SP ADR	1,875	107,738
Ecopetrol SA SP ADR	1,824	105,518

		213,256

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA INDEX FUND

August 31, 2012

Security	Shares	Value

MEXICO — 22.67%
Alfa SAB de CV Series A	1,800	$28,384
America Movil SAB de CV Series L	259,500	331,618
Arca Continental SAB de CV	2,400	14,998
Cemex SAB de CV CPO[a]	64,152	47,185
Coca-Cola FEMSA SAB de CV Series L	2,800	33,988
Compartamos SAB de CV	7,200	7,191
El Puerto de Liverpool SA de CV Series C1	1,600	12,938
Fomento Economico Mexicano SAB de CV BD Units	12,700	106,526
Grupo Aeroportuario del Pacifico SAB de CV Series B	2,700	10,602
Grupo Bimbo SAB de CV Series A	11,000	23,816
Grupo Carso SAB de CV Series A1	4,000	13,099
Grupo Financiero Banorte SAB de CV Series O	11,400	57,851
Grupo Financiero Inbursa SAB de CV Series O	12,400	33,451
Grupo Mexico SAB de CV Series B	22,800	67,285
Grupo Modelo SAB de CV Series C	4,400	39,625
Grupo Televisa SAB CPO	16,700	76,521
Industrias Penoles SAB de CV	785	31,899
Kimberly-Clark de Mexico SAB de CV Series A	11,100	22,316
Mexichem SAB de CV	4,468	19,859
Minera Frisco SAB de CV Series A1[a]	3,700	14,096
Wal-Mart de Mexico SAB de CV Series V	33,700	89,462

		1,082,710
PERU — 3.23%
Compania de Minas Buenaventura SA SP ADR	1,360	47,138
Credicorp Ltd.	551	66,412
Southern Copper Corp.	1,249	40,642

		154,192

TOTAL COMMON STOCKS
(Cost: $3,342,719)		3,199,620

PREFERRED STOCKS — 32.74%

BRAZIL — 32.00%
AES Tiete SA	700	9,573
Banco Bradesco SA	12,100	196,792
Banco do Estado do Rio Grande do Sul SA Class B	1,100	8,972

Security	Shares	Value

Bradespar SA	1,400	$18,284
Braskem SA Class A	1,000	6,308
Centrais Eletricas Brasileiras SA Class B	2,600	23,770
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A	600	25,253
Companhia de Bebidas das Americas	4,900	185,587
Companhia de Transmissao de Energia Eletrica Paulista	400	8,891
Companhia Energetica de Minas Gerais	3,125	53,366
Companhia Energetica de Sao Paulo Class B	1,000	15,500
Companhia Paranaense de Energia Class B	700	12,554
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	600	5,500
Gerdau SA	5,300	46,886
Itau Unibanco Holding SA	14,400	224,972
Itausa - Investimentos Itau SA	16,170	74,512
Klabin SA	2,700	12,109
Lojas Americanas SA	2,812	20,251
Marcopolo SA	1,300	7,291
Metalurgica Gerdau SA	1,700	18,617
Oi SA	5,661	21,511
Petroleo Brasileiro SA	26,300	268,956
Telefonica Brasil SA	1,900	41,202
Usinas Siderurgicas de Minas Gerais SA Class A	2,700	10,845
Vale SA Class A	12,900	210,947

		1,528,449
CHILE — 0.74%
Sociedad Quimica y Minera de Chile SA Series B	574	35,385

		35,385

TOTAL PREFERRED STOCKS
(Cost: $1,928,470)		1,563,834

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[b,c]	1,872	1,872

		1,872

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,872)		1,872

40	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA INDEX FUND

August 31, 2012

Value

TOTAL INVESTMENTS IN SECURITIES — 99.78%
(Cost: $5,273,061)	$4,765,326
Other Assets, Less Liabilities — 0.22%	10,604

NET ASSETS — 100.00%	$4,775,930

BDR  —  Brazilian Depository Receipt

CPO  —  Certificates of Participation (Ordinary)

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® MSCI FINLAND CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 99.93%

AUTO PARTS & EQUIPMENT — 4.40%
Nokian Renkaat OYJ	2,468	$97,340

		97,340
BANKS — 1.84%
Pohjola Bank PLC Class A	3,594	40,614

		40,614
CHEMICALS — 2.36%
Kemira OYJ	2,639	33,531
Tikkurila OYJ	1,083	18,702

		52,233
COMMERCIAL SERVICES — 1.25%
Cramo OYJ	791	8,066
Poyry OYJ	1,434	5,549
Ramirent OYJ	1,851	13,999

		27,614
COMPUTERS — 1.67%
F-Secure OYJ	3,374	7,230
Tieto OYJ	1,727	29,693

		36,923
ELECTRIC — 8.25%
Fortum OYJ	9,852	182,427

		182,427
ENGINEERING & CONSTRUCTION — 2.26%
YIT OYJ	2,703	49,983

		49,983
FOOD — 2.53%
Atria PLC	945	6,242
HKScan OYJ Class A	1,259	5,157
Kesko OYJ Class B	1,677	44,497

		55,896
FOREST PRODUCTS & PAPER — 8.89%
Metsa Board OYJ[a]	5,627	14,540
Stora Enso OYJ Class R	13,759	83,247
UPM-Kymmene OYJ	8,900	98,779

		196,566
HAND & MACHINE TOOLS — 2.13%
Konecranes OYJ	1,314	33,258
Vacon OYJ	288	13,795

		47,053

Security	Shares	Value

INSURANCE — 12.35%
Sampo OYJ Class A	9,493	$272,943

		272,943
IRON & STEEL — 1.77%
Outokumpu OYJ[a,b]	26,270	23,544
Rautaruukki OYJ	2,425	15,574

		39,118
LEISURE TIME — 1.65%
Amer Sports OYJ Class A	2,982	36,367

		36,367
MACHINERY — 16.56%
Kone OYJ Class B	3,463	212,363
Metso OYJ	2,728	97,795
Outotec OYJ	1,127	51,027
Ponsse OYJ	580	4,862

		366,047
MANUFACTURING — 5.35%
Uponor OYJ	1,593	16,114
Wartsila OYJ ABP	3,168	102,188

		118,302
MEDIA — 0.89%
Sanoma OYJ	2,163	19,631

		19,631
MINING — 0.45%
Talvivaara Mining Co. PLC[a]	4,893	10,053

		10,053
OIL & GAS — 1.73%
Neste Oil OYJ	3,310	38,218

		38,218
PACKAGING & CONTAINERS — 1.53%
Huhtamaki OYJ	2,344	33,712

		33,712
PHARMACEUTICALS — 3.06%
Biotie Therapies OYJ[a]	13,394	7,597
Oriola-KD OYJ Class B	4,093	9,803
Orion OYJ Class B	2,437	50,132

		67,532

REAL ESTATE — 2.50%
Citycon OYJ	5,347	16,243
Sponda OYJ	6,612	26,253

42	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FINLAND CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2012

Security	Shares	Value

Technopolis OYJ	2,942	$12,683

		55,179
RETAIL — 0.80%
Stockmann OYJ ABP Class B	942	17,680

		17,680
TELECOMMUNICATIONS — 14.72%
Elisa OYJ	3,476	73,653
Nokia OYJ	84,946	241,988
PKC Group OYJ	600	9,794

		325,435
TRANSPORTATION — 0.99%
Cargotec Corp. Class B	926	21,815

		21,815

TOTAL COMMON STOCKS
(Cost: $2,518,408)		2,208,681

SHORT-TERM INVESTMENTS — 0.93%

MONEY MARKET FUNDS — 0.93%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[c,d,e]	18,674	18,674
BlackRock Cash Funds: Prime, SL Agency Shares
0.23%[c,d,e]	1,415	1,415
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[c,d]	363	363

		20,452

TOTAL SHORT-TERM INVESTMENTS
(Cost: $20,452)		20,452

TOTAL INVESTMENTS IN SECURITIES — 100.86%
(Cost: $2,538,860)		2,229,133
Other Assets, Less Liabilities — (0.86)%		(18,968)

NET ASSETS — 100.00%		$2,210,165

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI INDONESIA INVESTABLE MARKET INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 99.88%

AGRICULTURE — 5.99%
PT Astra Agro Lestari Tbk	996,170	$2,329,795
PT Bakrie Sumatera Plantations Tbk	25,801,904	362,607
PT Bisi International Tbk	3,767,500	426,733
PT BW Plantation Tbk	3,548,252	535,866
PT Central Proteinaprima Tbk[a],b	450,000	—
PT Charoen Pokphand Indonesia Tbk	18,675,725	5,288,354
PT Gudang Garam Tbk	1,217,242	6,395,787
PT Japfa Comfeed Indonesia Tbk	2,362,000	1,102,349
PT Sampoerna Agro Tbk	1,657,872	460,761

		16,902,252
AIRLINES — 0.40%
PT Garuda Indonesia (Persero) Tbk[a]	17,210,000	1,137,105

		1,137,105
AUTO PARTS & EQUIPMENT — 0.61%
PT Gajah Tunggal Tbk	3,934,986	1,000,770
PT Multistrada Arah Sarana Tbk	9,193,000	395,294
PT Selamat Sempurna Tbk	1,443,500	314,134

		1,710,198
BANKS — 28.09%
PT Bank Bukopin Tbk	7,907,199	530,740
PT Bank Central Asia Tbk	30,922,274	25,133,469
PT Bank Danamon Indonesia Tbk	8,405,360	5,289,162
PT Bank Mandiri (Persero) Tbk	23,411,280	19,151,335
PT Bank Negara Indonesia (Persero) Tbk	18,690,558	7,301,765
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	5,994,336	616,093
PT Bank Rakyat Indonesia (Persero) Tbk	27,845,672	20,296,531
PT Bank Tabungan Negara (Persero) Tbk	6,587,258	905,014

		79,224,109
BUILDING MATERIALS — 6.70%
PT Asahimas Flat Glass Tbk	218,006	144,042
PT Holcim Indonesia Tbk	3,879,000	1,067,894
PT Indocement Tunggal Prakarsa Tbk	3,726,644	7,914,477
PT Semen Gresik (Persero) Tbk	7,514,155	9,771,948

		18,898,361

Security	Shares	Value

CHEMICALS — 0.16%
PT Barito Pacific Tbk[a]	7,008,919	$330,783
PT Polychem Indonesia Tbk[a]	3,419,000	112,950

		443,733
COAL — 5.73%
PT Adaro Energy Tbk	36,428,839	5,234,138
PT Bukit Asam (Persero) Tbk	2,041,050	3,125,258
PT Bumi Resources Tbk	36,802,917	2,701,840
PT Darma Henwa Tbk[a]	30,181,350	158,266
PT Indika Energy Tbk	3,922,500	629,410
PT Indo Tambangraya Megah Tbk	1,000,880	4,009,818
PT Resource Alam Indonesia Tbk	1,005,000	300,393

		16,159,123
COMMERCIAL SERVICES — 1.39%
PT Citra Marga Nusaphala Persada Tbk	3,768,500	786,504
PT Jasa Marga (Persero) Tbk	5,181,500	3,124,659

		3,911,163
DISTRIBUTION & WHOLESALE — 0.57%
PT AKR Corporindo Tbk	4,386,168	1,610,025

		1,610,025
DIVERSIFIED FINANCIAL SERVICES — 0.07%
PT Clipan Finance Indonesia Tbk	4,736,500	208,635

		208,635
ENGINEERING & CONSTRUCTION — 0.67%
PT Alam Sutera Realty Tbk	24,711,116	1,140,314
PT Pembangunan Perumahan (Persero) Tbk	3,038,500	181,641
PT Wijaya Karya (Persero) Tbk	5,299,639	583,599

		1,905,554
FOOD — 2.44%
PT Indofood Sukses Makmur Tbk	11,111,230	6,292,674
PT Nippon Indosari Corpindo Tbk	510,500	273,052
PT Tunas Baru Lampung Tbk	5,585,500	322,184

		6,887,910
FOREST PRODUCTS & PAPER — 0.27%
PT Indah Kiat Pulp and Paper Tbk[a]	6,885,500	758,235

		758,235
GAS — 3.80%
PT Perusahaan Gas Negara (Persero) Tbk	27,639,278	10,725,257

		10,725,257

44	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI INDONESIA INVESTABLE MARKET INDEX FUND

August 31, 2012

Security	Shares	Value

HOLDING COMPANIES — DIVERSIFIED — 0.23%
PT ABM Investama Tbk[a]	1,733,000	$663,393

		663,393
HOUSEHOLD PRODUCTS & WARES — 3.87%
PT Unilever Indonesia Tbk	3,839,504	10,912,487

		10,912,487
INSURANCE — 0.15%
PT Panin Financial Tbk[a]	31,692,778	415,480

		415,480
IRON & STEEL — 0.19%
PT Krakatau Steel (Persero) Tbk	7,945,500	549,977

		549,977
MACHINERY — 3.32%
PT Hexindo Adiperkasa Tbk	526,318	416,749
PT United Tractors Tbk	4,252,796	8,942,691

		9,359,440
MEDIA — 0.79%
PT Bhakti Investama Tbk	55,067,000	2,223,471

		2,223,471
METAL FABRICATE & HARDWARE — 0.34%
PT Bakrie and Brothers Tbk[a]	181,129,730	949,815

		949,815
MINING — 1.29%
PT Aneka Tambang (Persero) Tbk	8,457,566	1,099,883
PT Delta Dunia Makmur Tbk[a]	12,278,054	321,921
PT Timah (Persero) Tbk	5,055,410	689,253
PT Vale Indonesia Tbk	6,286,895	1,516,503

		3,627,560
OIL & GAS — 0.74%
PT Benakat Petroleum Energy Tbk[a]	39,563,920	755,179
PT Energi Mega Persada Tbk[a]	76,482,942	737,958
PT Medco Energi Internasional Tbk	3,343,752	589,146

		2,082,283
PHARMACEUTICALS — 1.67%
PT Kalbe Farma Tbk	11,579,517	4,705,887

		4,705,887
REAL ESTATE — 4.73%
PT Agung Podomoro Land Tbk[a]	15,444,500	518,326
PT Bakrieland Development Tbk[a]	98,435,295	516,179
PT Ciputra Development Tbk	26,868,322	1,747,075

Security	Shares	Value

PT Ciputra Property Tbk	6,946,140	$393,384
PT Intiland Development Tbk	10,413,620	300,340
PT Kawasan Industri Jababeka Tbk[a]	37,347,000	720,697
PT Lippo Karawaci Tbk	46,725,640	4,263,378
PT Modernland Realty Tbk[a]	6,328,166	315,247
PT Pakuwon Jati Tbk[a]	24,186,600	570,738
PT Sentul City Tbk[a]	55,282,050	1,107,380
PT Summarecon Agung Tbk	12,176,598	1,877,252
PT Surya Semesta Internusa Tbk	8,274,390	1,015,316

		13,345,312
RETAIL — 13.84%
PT Astra International Tbk	51,286,830	36,306,880
PT Erajaya Swasembada Tbk[a]	2,558,500	563,487
PT Mitra Adiperkasa Tbk	1,890,500	1,308,579
PT Ramayana Lestari Sentosa Tbk	8,019,000	874,647

		39,053,593
TELECOMMUNICATIONS — 11.35%
PT Bakrie Telecom Tbk[a]	57,251,268	864,623
PT Indosat Tbk	3,438,378	1,839,091
PT Telekomunikasi Indonesia (Persero) Tbk	25,539,678	24,910,226
PT Tower Bersama Infrastructure Tbk[a]	2,883,000	1,171,644
PT XL Axiata Tbk	4,291,000	3,240,189

		32,025,773
TRANSPORTATION — 0.48%
PT Berlian Laju Tanker Tbk[a],b	20,137,514	310,458
PT Trada Maritime Tbk[a]	12,228,500	1,038,813

		1,349,271

TOTAL COMMON STOCKS
(Cost: $316,214,283)		281,745,402

SHORT-TERM INVESTMENTS — 0.09%

MONEY MARKET FUNDS — 0.09%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[c],d	238,109	238,109

		238,109

TOTAL SHORT-TERM INVESTMENTS
(Cost: $238,109)		238,109

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI INDONESIA INVESTABLE MARKET INDEX FUND

August 31, 2012

Value

TOTAL INVESTMENTS IN SECURITIES — 99.97%
(Cost: $316,452,392)	$281,983,511
Other Assets, Less Liabilities — 0.03%	89,328

NET ASSETS — 100.00%	$282,072,839

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

46	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI IRELAND CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 99.60%

AIRLINES — 7.06%
Aer Lingus Group PLC	168,440	$226,544
Ryanair Holdings PLC SP ADR[a]	11,712	363,540

		590,084
BANKS — 4.51%
Bank of Ireland[a]	3,395,432	376,635

		376,635
BEVERAGES — 4.53%
C&C Group PLC	83,280	378,433

		378,433
BUILDING MATERIALS — 26.30%
CRH PLC	102,568	1,813,250
Kingspan Group PLC	38,920	384,816

		2,198,066
DISTRIBUTION & WHOLESALE — 4.59%
DCC PLC	14,672	383,752

		383,752
ENTERTAINMENT — 4.77%
Paddy Power PLC	5,632	398,971

		398,971
FOOD — 19.02%
Fyffes PLC	21,480	12,726
Glanbia PLC	48,120	383,341
Kerry Group PLC Class A	21,672	1,040,526
Total Produce PLC	297,432	153,714

		1,590,307
FOREST PRODUCTS & PAPER — 4.44%
Smurfit Kappa Group PLC	45,440	371,213

		371,213
INSURANCE — 2.64%
FBD Holdings PLC	19,576	221,093

		221,093
MEDIA — 1.68%
Independent News & Media PLC[a]	586,480	140,459

		140,459
OIL & GAS — 0.12%
Providence Resources PLC[a]	960	9,636

		9,636

Security	Shares	Value

PHARMACEUTICALS — 13.39%
Elan Corp. PLC[a]	69,432	$796,861
United Drug PLC	98,504	322,827

		1,119,688
RETAIL — 3.56%
Grafton Group PLC	77,256	297,986

		297,986
TRANSPORTATION — 2.99%
Irish Continental Group PLC	11,224	249,710

		249,710

TOTAL COMMON STOCKS
(Cost: $7,835,125)		8,326,033

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[b,c]	555	555

		555

TOTAL SHORT-TERM INVESTMENTS
(Cost: $555)		555

TOTAL INVESTMENTS IN SECURITIES — 99.61%
(Cost: $7,835,680)		8,326,588
Other Assets, Less Liabilities — 0.39%		32,311

NET ASSETS — 100.00%		$8,358,899

SP	ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® MSCI NEW ZEALAND INVESTABLE MARKET INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 99.81%

AGRICULTURE — 0.53%
PGG Wrightson Ltd.[a]	1,917,100	$554,471

		554,471
AIRLINES — 1.58%
Air New Zealand Ltd.	1,885,581	1,651,215

		1,651,215
BUILDING MATERIALS — 15.65%
Fletcher Building Ltd.	3,053,793	16,315,225

		16,315,225
CHEMICALS — 2.13%
Nuplex Industries Ltd.	938,938	2,225,311

		2,225,311
ELECTRIC — 11.24%
Contact Energy Ltd.[a]	1,282,782	5,029,265
Infratil Ltd.	2,433,105	4,085,441
Vector Ltd.	1,199,032	2,600,916

		11,715,622
ENGINEERING & CONSTRUCTION — 8.43%
Auckland International Airport Ltd.	4,206,863	8,787,464

		8,787,464
HEALTH CARE — PRODUCTS — 3.94%
Fisher & Paykel Healthcare Corp. Ltd.	2,380,175	4,111,300

		4,111,300
HEALTH CARE — SERVICES — 4.28%
Ryman Healthcare Ltd.	1,454,436	4,463,647

		4,463,647
HOME FURNISHINGS — 1.36%
Fisher & Paykel Appliances Holdings Ltd.[a]	2,470,826	1,419,319

		1,419,319
INTERNET — 1.80%
Trade Me Ltd.[a]	598,645	1,870,901

		1,870,901
LODGING — 7.54%
SKYCITY Entertainment Group Ltd.	2,581,510	7,860,403

		7,860,403
MEDIA — 3.10%
Sky Network Television Ltd.	795,826	3,235,195

		3,235,195

Security	Shares	Value

OIL & GAS — 1.10%
New Zealand Oil & Gas Ltd.	1,697,043	$1,145,260

		1,145,260
REAL ESTATE — 2.84%
AMP NZ Office Trust	3,838,095	2,960,184

		2,960,184
REAL ESTATE INVESTMENT TRUSTS — 6.37%
Goodman Property Trust	4,215,372	3,403,563
Kiwi Income Property Trust	3,676,893	3,234,647

		6,638,210
RETAIL — 1.45%
Warehouse Group Ltd.(The)	670,000	1,507,178

		1,507,178
TELECOMMUNICATIONS — 20.88%
Chorus Ltd.[a]	1,758,750	4,761,742
Telecom Corp. of New Zealand Ltd.	8,608,093	17,012,725

		21,774,467
TRANSPORTATION — 5.59%
Freightways Ltd.	779,143	2,503,854
Mainfreight Ltd.	428,867	3,324,924

		5,828,778

TOTAL COMMON STOCKS
(Cost: $99,886,408)		104,064,150

SHORT-TERM INVESTMENTS — 0.02%

MONEY MARKET FUNDS — 0.02%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[b,c]	17,448	17,448

		17,448

TOTAL SHORT-TERM INVESTMENTS
(Cost: $17,448)		17,448

TOTAL INVESTMENTS IN SECURITIES — 99.83%
(Cost: $99,903,856)		104,081,598
Other Assets, Less Liabilities — 0.17%		181,675

NET ASSETS — 100.00%		$104,263,273

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

48	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI NORWAY CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 99.80%

AIRLINES — 0.61%
Norwegian Air Shuttle ASa	1,792	$33,412

		33,412
BANKS — 7.84%
DNB ASA	33,834	389,011
SpareBank 1 SMN	6,888	40,311

		429,322
CHEMICALS — 4.58%
Yara International ASA	5,122	250,772

		250,772
ENGINEERING & CONSTRUCTION — 3.20%
Aker Solutions ASA	7,936	144,951
Kvaerner ASA	12,290	30,234

		175,185
ENVIRONMENTAL CONTROL — 1.30%
Tomra Systems ASA	8,240	70,984

		70,984
FOOD — 4.55%
Austevoll Seafood ASA	6,344	27,161
Bakkafrost P/F	2,870	22,742
Cermaq ASA[a]	3,366	45,035
Copeinca ASA	2,624	19,570
Leroey Seafood Group ASA	1,468	29,271
Marine Harvest ASA[a]	125,408	97,165
Morpol ASA[a]	6,000	8,287

		249,231
HOLDING COMPANIES — DIVERSIFIED — 0.91%
Aker ASA Class A	1,586	49,832

		49,832
HOME BUILDERS — 0.36%
BWG Homes ASA[a]	9,654	19,833

		19,833
INSURANCE — 3.60%
Gjensidige Forsikring ASA	9,704	124,640
Storebrand ASA[a]	17,106	72,263

		196,903
INTERNET — 0.72%
Atea ASA	4,232	39,452

		39,452

Security	Shares	Value

MANUFACTURING — 4.18%
Orkla ASA	30,928	$228,630

		228,630
MEDIA — 2.36%
Schibsted ASA	3,620	129,489

		129,489
MINING — 3.43%
Norsk Hydro ASA	41,310	177,078
Northland Resources SAa	16,846	10,848

		187,926
OIL & GAS — 33.10%
Det norske oljeselskap ASA[a]	3,404	54,916
DNO International ASA[a]	35,082	52,025
Northern Offshore Ltd.	10,410	20,128
Norwegian Energy Co. ASA[a]	18,698	16,818
Panoro Energy ASA[a]	23,676	15,328
Seadrill Ltd.	12,160	500,255
Sevan Drilling ASa	21,412	22,586
Statoil ASA	43,980	1,129,775

		1,811,831
OIL & GAS SERVICES — 14.15%
BW Offshore Ltd.	25,008	18,305
Electromagnetic GeoServices ASa	9,106	24,366
Fred Olsen Energy ASA	1,822	77,378
Petroleum Geo-Services ASA	9,844	149,721
Polarcus Ltd.[a]	31,580	29,168
Prosafe SE	11,648	89,042
Seawell Ltd.[a]	2,386	4,201
Subsea 7 SA	10,616	244,118
TGS-NOPEC Geophysical Co. ASA	4,726	138,129

		774,428
PHARMACEUTICALS — 1.30%
Algeta ASA[a,b]	1,616	41,289
Clavis Pharma ASA[a]	430	4,677
Pronova BioPharma ASA	15,064	25,252

		71,218
REAL ESTATE — 0.76%
Norwegian Property ASA	28,830	41,659

		41,659
SEMICONDUCTORS — 0.50%
Nordic Semiconductor ASA[a]	8,928	24,352

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI NORWAY CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2012

Security	Shares	Value

Renewable Energy Corp. ASA[a]	10,722	$3,210

		27,562
SOFTWARE — 0.59%
Opera Software ASA	5,298	32,195

		32,195
TELECOMMUNICATIONS — 8.95%
Eltek ASA[a]	30,222	19,304
Telenor ASA	25,734	470,476

		489,780
TRANSPORTATION — 2.81%
Deep Sea Supply PLC[a]	8,936	14,501
Dockwise Ltd.[a]	1,864	31,536
Frontline Ltd.[b]	4,574	14,198
Golden Ocean Group Ltd.	22,124	15,201
Hoegh LNG Holdings Ltd.[a]	442	3,449
Hurtigruten ASA[a]	27,120	15,450
Songa Offshore SEa	9,802	22,625
Stolt-Nielsen Ltd.	1,992	36,797

		153,757

TOTAL COMMON STOCKS
(Cost: $5,271,518)		5,463,401

RIGHTS — 0.02%

SEMICONDUCTORS — 0.02%
Renewable Energy Corp. ASA[a,b]	22,530	910

		910

TOTAL RIGHTS
(Cost: $0)		910

SHORT-TERM INVESTMENTS — 1.30%

MONEY MARKET FUNDS — 1.30%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[c,d,e]	65,473	65,473
BlackRock Cash Funds: Prime, SL Agency Shares
0.23%[c,d,e]	4,962	4,962

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[c,d]	768	$768

		71,203

TOTAL SHORT-TERM INVESTMENTS
(Cost: $71,203)		71,203

TOTAL INVESTMENTS IN SECURITIES —101.12%
(Cost: $5,342,721)		5,535,514
Other Assets, Less Liabilities — (1.12)%		(61,212)

NET ASSETS —100.00%		$5,474,302

a	Non-income earning security.
b	All or a portion of this security represents a security on loan. See Note 5.
c	Affiliated issuer. See Note 2.
d	The rate quoted is the annualized seven-day yield of the fund at period end.
e	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI PHILIPPINES INVESTABLE MARKET INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 99.53%

AIRLINES — 0.78%
Cebu Air Inc.	546,010	$763,051

		763,051

BANKS — 12.33%
Bank of the Philippine Islands	1,831,135	3,264,055
BDO Unibank Inc.	3,687,526	5,350,528
Metropolitan Bank & Trust Co.	543,573	1,176,288
Philippine National Bank[a]	511,477	840,609
Rizal Commercial Banking Corp.	587,488	611,574
Security Bank Corp.	258,765	891,763

		12,134,817

COMMERCIAL SERVICES — 3.31%
International Container Terminal Services Inc.	1,997,700	3,252,346

		3,252,346

ELECTRIC — 11.51%
Aboitiz Power Corp.	4,736,215	3,827,245
Energy Development Corp.	19,308,520	2,744,265
First Gen Corp.[a]	3,030,137	1,340,966
First Philippine Holdings Corp.	564,399	1,021,485
Manila Electric Co.	406,244	2,390,636

		11,324,597

ENGINEERING & CONSTRUCTION — 2.87%
DMCI Holdings Inc.	2,052,000	2,823,786

		2,823,786

ENTERTAINMENT — 0.47%
PhilWeb Corp.	1,147,628	462,052

		462,052

FOOD — 3.31%
Universal Robina Corp.	2,246,500	3,251,619

		3,251,619

HOLDING COMPANIES — DIVERSIFIED — 16.57%
Aboitiz Equity Ventures Inc.	4,975,600	5,735,391
Alliance Global Group Inc.	10,575,739	2,960,956
Ayala Corp.	445,878	4,355,457
San Miguel Corp.	1,219,883	3,247,223

		16,299,027

Security	Shares	Value

MEDIA — 0.58%
Lopez Holdings Corp.	4,720,850	$571,102

		571,102

MINING — 1.82%
Atlas Consolidated Mining & Development Corp.[a]	1,867,931	752,944
Lepanto Consolidated Mining Co. Class Ba	15,629,633	427,191
Nickel Asia Corp.	1,553,200	612,790

		1,792,925

OIL & GAS — 0.73%
Philex Petroleum Corp.[a]	876,000	720,371

		720,371

REAL ESTATE — 20.75%
Ayala Land Inc.	14,159,840	7,538,453
Belle Corp.[a]	10,874,567	1,219,916
Filinvest Land Inc.	24,972,590	759,713
Global-Estate Resorts Inc.[a]	5,418,677	242,118
Megaworld Corp.	26,428,540	1,369,322
Robinsons Land Corp.	4,215,810	1,863,674
SM Development Corp.	4,773,785	687,561
SM Prime Holdings Inc.	17,891,181	5,953,096
Vista Land & Lifescapes Inc.	7,568,000	782,431

		20,416,284

RETAIL — 13.60%
Jollibee Foods Corp.	1,069,863	2,542,752
Puregold Price Club Inc.	2,237,576	1,515,649
SM Investments Corp.	552,872	9,316,369

		13,374,770

TELECOMMUNICATIONS — 9.72%
Globe Telecom Inc.	85,185	2,318,166
Philippine Long Distance Telephone Co.	111,247	7,244,605

		9,562,771

WATER — 1.18%
Manila Water Co. Inc.	1,812,729	1,165,403

		1,165,403

TOTAL COMMON STOCKS
(Cost: $91,309,842)		97,914,921

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI PHILIPPINES INVESTABLE MARKET INDEX FUND

August 31, 2012

Security	Shares	Value

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[b],c	8,937	$8,937

		8,937

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,937)		8,937

TOTAL INVESTMENTS IN SECURITIES — 99.54%
(Cost: $91,318,779)		97,923,858
Other Assets, Less Liabilities — 0.46%		456,024

NET ASSETS — 100.00%		$98,379,882

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

52	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI POLAND INVESTABLE MARKET INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 97.82%

AGRICULTURE — 2.08%
Kernel Holding SAa	129,681	$2,657,478

		2,657,478
BANKS — 28.93%
Bank Handlowy w Warszawie SA	95,256	2,244,830
Bank Millennium SAa	1,182,615	1,250,935
Bank Pekao SA	259,140	11,760,987
BRE Bank SAa,b	40,651	3,737,643
Get Bank SAa	3,157,722	1,427,413
Powszechna Kasa Oszczednosci Bank Polski SA	1,537,906	16,499,248

		36,921,056
BIOTECHNOLOGY — 0.21%
Bioton SAa,b	12,957,219	273,334

		273,334
BUILDING MATERIALS — 0.20%
Rovese SAa	386,645	258,672

		258,672
CHEMICALS — 3.61%
Boryszew SAa,b	2,750,657	431,047
Ciech SAa	101,059	562,505
Synthos SA	1,357,941	2,234,384
Zaklady Azotowe Pulawy SA	22,692	791,892
Zaklady Azotowe w Tarnowie-Moscicach SAa	43,396	592,423

		4,612,251
COAL — 4.50%
Jastrzebska Spolka Weglowa SA	92,643	2,451,272
Lubelski Wegiel Bogdanka SA	90,947	3,291,666

		5,742,938
COMMERCIAL SERVICES — 0.42%
KRUK SAa	38,134	540,125

		540,125
COMPUTERS — 1.92%
Asseco Poland SA	182,948	2,445,702

		2,445,702
DIVERSIFIED FINANCIAL SERVICES — 0.78%
Warsaw Stock Exchange[b]	96,780	988,712

		988,712

Security	Shares	Value

ELECTRIC — 11.78%
ENEA SA	350,819	$1,742,307
Polska Grupa Energetyczna SA	1,645,770	9,269,638
Tauron Polska Energia SA	2,731,515	4,017,055

		15,029,000
ENGINEERING & CONSTRUCTION — 0.59%
Budimex SA	38,535	556,257
Polimex-Mostostal SAb	1,249,080	195,739

		751,996
FOOD — 1.68%
Eurocash SA	177,485	2,139,469

		2,139,469
HOLDING COMPANIES — DIVERSIFIED — 0.53%
Getin Holding SAa,b	983,226	474,087
Narodowy Fundusz Inwestycyjny Midas SAa	1,208,025	207,508

		681,595
INSURANCE — 10.12%
Powszechny Zaklad Ubezpieczen SA	124,111	12,922,385

		12,922,385
IRON & STEEL — 0.29%
Alchemia SAa,b	228,791	365,426

		365,426
MACHINERY — 0.20%
Rafako SAa	99,855	255,784

		255,784
MANUFACTURING — 0.38%
Kopex SAa	103,577	483,815

		483,815
MEDIA — 2.63%
Agora SAb	152,637	317,390
Cyfrowy Polsat SAa	529,061	2,193,858
TVN SA	400,995	847,113

		3,358,361
METAL FABRICATE & HARDWARE — 0.31%
Impexmetal SAa,b	389,253	395,318

		395,318
MINING — 9.38%
KGHM Polska Miedz SA	305,745	11,968,862

		11,968,862

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI POLAND INVESTABLE MARKET INDEX FUND

August 31, 2012

Security	Shares	Value

OIL & GAS — 10.26%
Grupa Lotos SAa,b	175,361	$1,399,379
Polski Koncern Naftowy Orlen SAa,b	508,187	5,980,382
Polskie Gornictwo Naftowe i Gazownictwo SAa	4,658,167	5,713,389

		13,093,150
REAL ESTATE — 1.02%
Globe Trade Centre SAa,b	566,731	1,069,143
LC Corp. SAa	835,172	236,585

		1,305,728
TELECOMMUNICATIONS — 6.00%
Netia SAa,b	933,743	1,691,166
Telekomunikacja Polska SA	1,192,489	5,965,499

		7,656,665

TOTAL COMMON STOCKS
(Cost: $178,896,935)		124,847,822

SHORT-TERM INVESTMENTS — 7.31%

MONEY MARKET FUNDS — 7.31%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[c,d,e]	8,532,576	8,532,576
BlackRock Cash Funds: Prime, SL Agency Shares
0.23%[c,d,e]	646,611	646,611
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[c,d]	151,377	151,377

		9,330,564

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,330,564)		9,330,564

TOTAL INVESTMENTS IN SECURITIES — 105.13%
(Cost: $188,227,499)		134,178,386
Other Assets, Less Liabilities — (5.13)%		(6,543,042)

NET ASSETS — 100.00%		$127,635,344

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

54	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2012

	iShares MSCI All Peru Capped Index Fund	iShares MSCI China Index Fund	iShares MSCI Denmark Capped Investable Market Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$392,935,416	$395,130,934	$5,642,639
Affiliated (Note 2)	670,710	25,249,731	62,827

Total cost of investments	$393,606,126	$420,380,665	$5,705,466

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$332,141,990	$348,427,256	$5,865,062
Affiliated (Note 2)	670,710	25,249,731	62,827

Total fair value of investments	332,812,700	373,676,987	5,927,889
Foreign currencies, at value[b]	49,643	380,549	2,826
Receivables:
Investment securities sold	3,286,696	1,094,226	102,201
Dividends and interest	60,245	267,182	1,340

Total Assets	336,209,284	375,418,944	6,034,256

LIABILITIES
Payables:
Investment securities purchased	3,348,911	1,081,509	108,614
Collateral for securities on loan (Note 5)	—	25,006,838	59,800
Capital shares redeemed	3,682	—	—
Foreign taxes (Note 1)	5	—	—
Investment advisory fees (Note 2)	148,738	190,317	2,329

Total Liabilities	3,501,336	26,278,664	170,743

NET ASSETS	$332,707,948	$349,140,280	$5,863,513

Net assets consist of:
Paid-in capital	$401,690,317	$399,269,544	$5,661,512
Undistributed net investment income	220,139	636,656	4,504
Accumulated net realized loss	(8,409,547)	(4,062,271)	(25,009)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(60,792,961)	(46,703,649)	222,506

NET ASSETS	$332,707,948	$349,140,280	$5,863,513

Shares outstanding[c]	8,050,000	8,800,000	200,000

Net asset value per share	$41.33	$39.68	$29.32

[a]	Securities on loan with values of $ —, $23,173,993 and $57,346, respectively. See Note 5.
[b]	Cost of foreign currencies: $49,178, $380,543 and $2,773, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Assets and Liabilities  (Continued)

iSHARES® TRUST

August 31, 2012

	iShares MSCI Emerging Markets Latin America Index Fund	iShares MSCI Finland Capped Investable Market Index Fund	iShares MSCI Indonesia Investable Market Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$5,271,189	$2,518,408	$316,214,283
Affiliated (Note 2)	1,872	20,452	238,109

Total cost of investments	$5,273,061	$2,538,860	$316,452,392

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$4,763,454	$2,208,681	$281,745,402
Affiliated (Note 2)	1,872	20,452	238,109

Total fair value of investments	4,765,326	2,229,133	281,983,511
Foreign currencies, at value[b]	10,230	722	175,441
Receivables:
Investment securities sold	6,632	21,405	2,025,127
Dividends and interest	5,934	33	44,647

Total Assets	4,788,122	2,251,293	284,228,726

LIABILITIES
Payables:
Investment securities purchased	10,160	20,055	2,004,092
Collateral for securities on loan (Note 5)	—	20,089	—
Investment advisory fees (Note 2)	2,032	984	151,795

Total Liabilities	12,192	41,128	2,155,887

NET ASSETS	$4,775,930	$2,210,165	$282,072,839

Net assets consist of:
Paid-in capital	$5,350,466	$2,558,770	$322,466,666
Undistributed net investment income	8,454	—	154,095
Accumulated net realized loss	(74,977)	(38,895)	(6,078,179)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(508,013)	(309,710)	(34,469,743)

NET ASSETS	$4,775,930	$2,210,165	$282,072,839

Shares outstanding[c]	100,000	100,000	9,900,000

Net asset value per share	$47.76	$22.10	$28.49

[a]	Securities on loan with values of $ —, $18,951 and $ —, respectively. See Note 5.
[b]	Cost of foreign currencies: $10,226, $704 and $176,289, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

56	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (Continued)

iSHARES® TRUST

August 31, 2012

	iShares MSCI Ireland Capped Investable Market Index Fund	iShares MSCI New Zealand Investable Market Index Fund	iShares MSCI Norway Capped Investable Market Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$7,835,125	$99,886,408	$5,271,518
Affiliated (Note 2)	555	17,448	71,203

Total cost of investments	$7,835,680	$99,903,856	$5,342,721

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$8,326,033	$104,064,150	$5,464,311
Affiliated (Note 2)	555	17,448	71,203

Total fair value of investments	8,326,588	104,081,598	5,535,514
Foreign currencies, at value[b]	8,858	47,455	6,016
Receivables:
Investment securities sold	124,992	1,630,443	75,261
Dividends and interest	23,220	165,162	2,179
Capital shares sold	4,208	—	—

Total Assets	8,487,866	105,924,658	5,618,970

LIABILITIES
Payables:
Investment securities purchased	125,766	1,613,441	71,835
Collateral for securities on loan (Note 5)	—	—	70,435
Investment advisory fees (Note 2)	3,201	47,944	2,398

Total Liabilities	128,967	1,661,385	144,668

NET ASSETS	$8,358,899	$104,263,273	$5,474,302

Net assets consist of:
Paid-in capital	$8,509,688	$105,531,596	$5,323,461
Undistributed (distributions in excess of) net investment income	5,850	(490,463)	114
Accumulated net realized loss	(648,074)	(4,954,217)	(42,294)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	491,435	4,176,357	193,021

NET ASSETS	$8,358,899	$104,263,273	$5,474,302

Shares outstanding[c]	400,000	3,350,000	200,000

Net asset value per share	$20.90	$31.12	$27.37

[a]	Securities on loan with values of $ —, $ — and $68,632, respectively. See Note 5.
[b]	Cost of foreign currencies: $8,574, $47,662 and $5,798, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities  (Continued)

iSHARES® TRUST

August 31, 2012

	iShares MSCI Philippines Investable Market Index Fund	iShares MSCI Poland Investable Market Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$91,309,842	$178,896,935
Affiliated (Note 2)	8,937	9,330,564

Total cost of investments	$91,318,779	$188,227,499

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$97,914,921	$124,847,822
Affiliated (Note 2)	8,937	9,330,564

Total fair value of investments	97,923,858	134,178,386
Foreign currencies, at value[b]	44,340	247,021
Receivables:
Investment securities sold	2,949,528	1,566,902
Due from custodian (Note 4)	—	569,770
Dividends and interest	246,651	2,480,131

Total Assets	101,164,377	139,042,210

LIABILITIES
Payables:
Investment securities purchased	2,668,672	2,161,685
Collateral for securities on loan (Note 5)	—	9,179,187
Capital shares redeemed	45,717	—
Investment advisory fees (Note 2)	70,106	65,994

Total Liabilities	2,784,495	11,406,866

NET ASSETS	$98,379,882	$127,635,344

Net assets consist of:
Paid-in capital	$94,294,857	$190,590,581
Undistributed net investment income	261,888	3,895,913
Accumulated net realized loss	(2,782,625)	(12,811,967)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	6,605,762	(54,039,183)

NET ASSETS	$98,379,882	$127,635,344

Shares outstanding[c]	3,350,000	5,250,000

Net asset value per share	$29.37	$24.31

[a]	Securities on loan with values of $ — and $8,719,725, respectively. See Note 5.
[b]	Cost of foreign currencies: $44,565 and $246,793, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

58	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2012

	iShares MSCI All Peru Capped Index Fund	iShares MSCI China Index Fund	iShares MSCI Denmark Capped Investable Market Index Fund[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$12,549,877	$10,518,320	$46,107
Interest — affiliated (Note 2)	652	138	—
Securities lending income — affiliated (Note 2)	—	120,604	677

	12,550,529	10,639,062	46,784
Less: Other foreign taxes (Note 1)	(2,958)	—	—

Total investment income	12,547,571	10,639,062	46,784

EXPENSES
Investment advisory fees (Note 2)	2,662,547	1,517,138	10,330

Total expenses	2,662,547	1,517,138	10,330
Less investment advisory fees waived (Note 2)	(436,745)	—	—

Net expenses	2,225,802	1,517,138	10,330

Net investment income	10,321,769	9,121,924	36,454

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,962,776)	(6,316,070)	(25,009)
In-kind redemptions — unaffiliated	5,439,168	8,259,878	273,649
Foreign currency transactions	(55,239)	5,971	(393)

Net realized gain (loss)	(5,578,847)	1,949,779	248,247

Net change in unrealized appreciation/depreciation on:
Investments	(2,329,566)	(43,346,008)	222,423
Translation of assets and liabilities in foreign currencies	(7,232)	(41)	83

Net change in unrealized appreciation/depreciation	(2,336,798)	(43,346,049)	222,506

Net realized and unrealized gain (loss)	(7,915,645)	(41,396,270)	470,753

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,406,124	$(32,274,346)	$507,207

[a]	For the period from January 25, 2012 (commencement of operations) to August 31, 2012.
[b]	Net of foreign withholding tax of $460,496, $976,913 and $8,128, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations  (Continued)

iSHARES® TRUST

Year ended August 31, 2012

	iShares MSCI Emerging Markets Latin America Index Fund[a]	iShares MSCI Finland Capped Investable Market Index Fund[b]	iShares MSCI Indonesia Investable Market Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[c]	$104,374	$108,889	$5,492,552
Interest — affiliated (Note 2)	1	—	137
Securities lending income — affiliated (Note 2)	—	87	—

Total investment income	104,375	108,976	5,492,689

EXPENSES
Investment advisory fees (Note 2)	21,614	7,629	1,750,432

Total expenses	21,614	7,629	1,750,432
Less investment advisory fees waived (Note 2)	(6,039)	—	—

Net expenses	15,575	7,629	1,750,432

Net investment income	88,800	101,347	3,742,257

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(74,977)	(38,895)	(5,936,999)
In-kind redemptions — unaffiliated	—	—	11,023,926
Foreign currency transactions	(4,068)	(1,626)	(49,183)

Net realized gain (loss)	(79,045)	(40,521)	5,037,744

Net change in unrealized appreciation/depreciation on:
Investments	(507,735)	(309,727)	(36,225,296)
Translation of assets and liabilities in foreign currencies	(278)	17	(937)

Net change in unrealized appreciation/depreciation	(508,013)	(309,710)	(36,226,233)

Net realized and unrealized loss	(587,058)	(350,231)	(31,188,489)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(498,258)	$(248,884)	$(27,446,232)

[a]	For the period from January 18, 2012 (commencement of operations) to August 31, 2012.
[b]	For the period from January 25, 2012 (commencement of operations) to August 31, 2012.
[c]	Net of foreign withholding tax of $7,345, $18,788 and $1,372,363, respectively.

See notes to financial statements.

60	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (Continued)

iSHARES® TRUST

Year ended August 31, 2012

	iShares MSCI Ireland Capped Investable Market Index Fund	iShares MSCI New Zealand Investable Market Index Fund	iShares MSCI Norway Capped Investable Market Index Fund[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$171,199	$5,246,459	$144,503
Interest — affiliated (Note 2)	4	72	1
Securities lending income — affiliated (Note 2)	—	—	1,460

Total investment income	171,203	5,246,531	145,964

EXPENSES
Investment advisory fees (Note 2)	36,941	582,769	13,588

Total expenses	36,941	582,769	13,588

Net investment income	134,262	4,663,762	132,376

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(143,803)	(2,816,785)	(42,294)
In-kind redemptions — unaffiliated	231,649	6,459,591	—
Foreign currency transactions	(4,139)	(49,089)	(3,109)

Net realized gain (loss)	83,707	3,593,717	(45,403)

Net change in unrealized appreciation/depreciation on:
Investments	624,281	(8,178,761)	192,793
Translation of assets and liabilities in foreign currencies	560	(1,730)	228

Net change in unrealized appreciation/depreciation	624,841	(8,180,491)	193,021

Net realized and unrealized gain (loss)	708,548	(4,586,774)	147,618

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$842,810	$76,988	$279,994

[a]	For the period from January 23, 2012 (commencement of operations) to August 31, 2012.
[b]	Net of foreign withholding tax of $242, $833,800 and $37,839, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations  (Continued)

iSHARES® TRUST

Year ended August 31, 2012

	iShares MSCI Philippines Investable Market Index Fund	iShares MSCI Poland Investable Market Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,928,594	$6,847,851
Interest — affiliated (Note 2)	30	62
Securities lending income — affiliated (Note 2)	—	58,161

Total investment income	1,928,624	6,906,074

EXPENSES
Investment advisory fees (Note 2)	649,671	747,579

Total expenses	649,671	747,579

Net investment income	1,278,953	6,158,495

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,755,169)	(12,635,460)
In-kind redemptions — unaffiliated	13,723,058	(6,283,812)
Foreign currency transactions	61,352	(51,268)

Net realized gain (loss)	11,029,241	(18,970,540)

Net change in unrealized appreciation/depreciation on:
Investments	5,015,680	(16,039,201)
Translation of assets and liabilities in foreign currencies	(1,619)	24,282

Net change in unrealized appreciation/depreciation	5,014,061	(16,014,919)

Net realized and unrealized gain (loss)	16,043,302	(34,985,459)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,322,255	$(28,826,964)

[a]	Net of foreign withholding tax of $826,541 and $1,206,080, respectively.

See notes to financial statements.

62	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI All Peru Capped Index Fund		iShares MSCI China Index Fund
	Year ended August 31, 2012	Year ended August 31, 2011	Year ended August 31, 2012	Period from March 29, 2011[a] to August 31, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,321,769	$11,172,796	$9,121,924	$562,142
Net realized gain (loss)	(5,578,847)	85,217,242	1,949,779	(1,034,618)
Net change in unrealized appreciation/depreciation	(2,336,798)	(82,654,846)	(43,346,049)	(3,357,600)

Net increase (decrease) in net assets resulting from operations	2,406,124	13,735,192	(32,274,346)	(3,830,076)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,499,696)	(10,033,685)	(8,490,288)	(562,142)
Return of capital	—	—	—	(10,005)

Total distributions to shareholders	(11,499,696)	(10,033,685)	(8,490,288)	(572,147)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	182,586,827	789,161,929	534,667,353	40,812,874
Cost of shares redeemed	(312,876,544)	(556,588,515)	(167,014,245)	(14,158,845)

Net increase (decrease) in net assets from capital share transactions	(130,289,717)	232,573,414	367,653,108	26,654,029

INCREASE (DECREASE) IN NET ASSETS	(139,383,289)	236,274,921	326,888,474	22,251,806

NET ASSETS
Beginning of period	472,091,237	235,816,316	22,251,806	—

End of period	$332,707,948	$472,091,237	$349,140,280	$22,251,806

Undistributed net investment income included in net assets at end of period	$220,139	$1,453,076	$636,656	$—

SHARES ISSUED AND REDEEMED
Shares sold	4,300,000	17,550,000	12,300,000	800,000
Shares redeemed	(7,450,000)	(12,850,000)	(4,000,000)	(300,000)

Net increase (decrease) in shares outstanding	(3,150,000)	4,700,000	8,300,000	500,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets  (Continued)

iSHARES® TRUST

	iShares MSCI Denmark Capped Investable Market Index Fund	iShares MSCI Emerging Markets Latin America Index Fund
	Period from January 25, 2012[a] to August 31, 2012	Period from January 18, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$36,454	$88,800
Net realized gain (loss)	248,247	(79,045)
Net change in unrealized appreciation/depreciation	222,506	(508,013)

Net increase (decrease) in net assets resulting from operations	507,207	(498,258)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(31,557)	(76,278)

Total distributions to shareholders	(31,557)	(76,278)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,141,094	5,350,466
Cost of shares redeemed	(2,753,231)	—

Net increase in net assets from capital share transactions	5,387,863	5,350,466

INCREASE IN NET ASSETS	5,863,513	4,775,930

NET ASSETS
Beginning of period	—	—

End of period	$5,863,513	$4,775,930

Undistributed net investment income included in net assets at end of period	$4,504	$8,454

SHARES ISSUED AND REDEEMED
Shares sold	300,000	100,000
Shares redeemed	(100,000)	—

Net increase in shares outstanding	200,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

64	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (Continued)

iSHARES® TRUST

	iShares MSCI Finland Capped Investable Market Index Fund	iShares MSCI Indonesia Investable Market Index Fund
	Period from January 25, 2012[a] to August 31, 2012	Year ended August 31, 2012	Year ended August 31, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$101,347	$3,742,257	$2,508,669
Net realized gain (loss)	(40,521)	5,037,744	4,295,551
Net change in unrealized appreciation/depreciation	(309,710)	(36,226,233)	1,631,118

Net increase (decrease) in net assets resulting from operations	(248,884)	(27,446,232)	8,435,338

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(99,721)	(4,367,055)	(1,866,358)
Return of capital	(3,833)	—	—

Total distributions to shareholders	(103,554)	(4,367,055)	(1,866,358)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,562,603	172,632,556	488,712,095
Cost of shares redeemed	—	(124,342,568)	(240,974,686)

Net increase in net assets from capital share transactions	2,562,603	48,289,988	247,737,409

INCREASE IN NET ASSETS	2,210,165	16,476,701	254,306,389

NET ASSETS
Beginning of period	—	265,596,138	11,289,749

End of period	$2,210,165	$282,072,839	$265,596,138

Undistributed net investment income included in net assets at end of period	$—	$154,095	$700,422

SHARES ISSUED AND REDEEMED
Shares sold	100,000	5,700,000	16,650,000
Shares redeemed	—	(4,250,000)	(8,650,000)

Net increase in shares outstanding	100,000	1,450,000	8,000,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets  (Continued)

iSHARES® TRUST

	iShares MSCI Ireland Capped Investable Market Index Fund		iShares MSCI New Zealand Investable Market Index Fund
	Year ended August 31, 2012	Year ended August 31, 2011	Year ended August 31, 2012	Period from September 1, 2010[a] to August 31, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$134,262	$109,016	$4,663,762	$3,873,400
Net realized gain (loss)	83,707	(163,725)	3,593,717	246,250
Net change in unrealized appreciation/depreciation	624,841	352,712	(8,180,491)	12,356,848

Net increase in net assets resulting from operations	842,810	298,003	76,988	16,476,498

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(130,971)	(121,246)	(7,275,204)	(2,903,939)

Total distributions to shareholders	(130,971)	(121,246)	(7,275,204)	(2,903,939)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,859,258	3,992,961	24,494,216	138,917,304
Cost of shares redeemed	(1,041,792)	(2,167,633)	(47,526,929)	(17,995,661)

Net increase (decrease) in net assets from capital share transactions	2,817,466	1,825,328	(23,032,713)	120,921,643

INCREASE (DECREASE) IN NET ASSETS	3,529,305	2,002,085	(30,230,929)	134,494,202

NET ASSETS
Beginning of period	4,829,594	2,827,509	134,494,202	—

End of period	$8,358,899	$4,829,594	$104,263,273	$134,494,202

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$5,850	$5,827	$(490,463)	$1,009,125

SHARES ISSUED AND REDEEMED
Shares sold	200,000	200,000	800,000	4,750,000
Shares redeemed	(50,000)	(100,000)	(1,600,000)	(600,000)

Net increase (decrease) in shares outstanding	150,000	100,000	(800,000)	4,150,000

[a]	Commencement of operations.

See notes to financial statements.

66	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (Continued)

iSHARES® TRUST

	iShares MSCI Norway Capped Investable Market Index Fund	iShares MSCI Philippines Investable Market Index Fund
	Period from January 23, 2012[a] to August 31, 2012	Year ended August 31, 2012	Period from September 28, 2010[a] to August 31, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$132,376	$1,278,953	$652,805
Net realized gain (loss)	(45,403)	11,029,241	(445,653)
Net change in unrealized appreciation/depreciation	193,021	5,014,061	1,591,701

Net increase in net assets resulting from operations	279,994	17,322,255	1,798,853

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(129,153)	(1,365,192)	(366,252)

Total distributions to shareholders	(129,153)	(1,365,192)	(366,252)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,323,461	90,981,985	88,801,613
Cost of shares redeemed	—	(93,918,945)	(4,874,435)

Net increase (decrease) in net assets from capital share transactions	5,323,461	(2,936,960)	83,927,178

INCREASE IN NET ASSETS	5,474,302	13,020,103	85,359,779

NET ASSETS
Beginning of period	—	85,359,779	—

End of period	$5,474,302	$98,379,882	$85,359,779

Undistributed net investment income included in net assets at end of period	$114	$261,888	$286,775

SHARES ISSUED AND REDEEMED
Shares sold	200,000	3,350,000	3,650,000
Shares redeemed	—	(3,450,000)	(200,000)

Net increase (decrease) in shares outstanding	200,000	(100,000)	3,450,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets  (Continued)

iSHARES® TRUST

	iShares MSCI Poland Investable Market Index Fund
	Year ended August 31, 2012	Year ended August 31, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,158,495	$6,596,704
Net realized gain (loss)	(18,970,540)	408,014
Net change in unrealized appreciation/depreciation	(16,014,919)	(41,896,898)

Net decrease in net assets resulting from operations	(28,826,964)	(34,892,180)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,287,598)	(2,614,315)

Total distributions to shareholders	(6,287,598)	(2,614,315)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	34,807,959	263,604,515
Cost of shares redeemed	(37,331,707)	(120,000,716)

Net increase (decrease) in net assets from capital share transactions	(2,523,748)	143,603,799

INCREASE (DECREASE) IN NET ASSETS	(37,638,310)	106,097,304

NET ASSETS
Beginning of year	165,273,654	59,176,350

End of year	$127,635,344	$165,273,654

Undistributed net investment income included in net assets at end of year	$3,895,913	$4,076,284

SHARES ISSUED AND REDEEMED
Shares sold	1,400,000	7,200,000
Shares redeemed	(1,550,000)	(3,950,000)

Net increase (decrease) in shares outstanding	(150,000)	3,250,000

See notes to financial statements.

68	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI All Peru Capped Index Fund
	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Period from Jun. 19, 2009[a] to Aug. 31, 2009
Net asset value, beginning of period	$42.15	$36.28	$28.30	$25.20

Income from investment operations:
Net investment income (loss)[b]	0.99	1.02	0.97	(0.00)[c]
Net realized and unrealized gain (loss)[d]	(0.67)	5.79	7.78	3.10

Total from investment operations	0.32	6.81	8.75	3.10

Less distributions from:
Net investment income	(1.14)	(0.94)	(0.77)	—
Net realized gain	—	—	(0.00)[c,e]	—

Total distributions	(1.14)	(0.94)	(0.77)	—

Net asset value, end of period	$41.33	$42.15	$36.28	$28.30

Total return	0.79%	18.68%	31.36%	12.18%[f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$332,708	$472,091	$235,816	$70,751
Ratio of expenses to average net assets[g,h]	0.51%	0.51%	0.52%	0.54%
Ratio of expenses to average net assets prior to waived fees[g,h]	0.61%	0.59%	0.62%	0.66%
Ratio of net investment income (loss) to average net assets[g]	2.37%	2.29%	2.91%	(0.02)%
Portfolio turnover rate[i]	10%	9%	10%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[e]	Represents all short-term capital gain distributions. Short-term capital gain distributions are treated as ordinary income dividends for tax purposes.
[f]	Not annualized.
[g]	Annualized for periods of less than one year.
[h]	Ratios for the periods ended August 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[i]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI China Index Fund

	Year ended Aug. 31, 2012	Period from Mar. 29, 2011[a] to Aug. 31, 2011
Net asset value, beginning of period	$44.50	$50.30

Income from investment operations:
Net investment income[b]	1.56	0.89
Net realized and unrealized loss[c]	(5.46)	(5.74)

Total from investment operations	(3.90)	(4.85)

Less distributions from:
Net investment income	(0.92)	(0.93)
Return of capital	—	(0.02)

Total distributions	(0.92)	(0.95)

Net asset value, end of period	$39.68	$44.50

Total return	(8.80)%	(9.75)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$349,140	$22,252
Ratio of expenses to average net assets[e]	0.61%	0.58%
Ratio of net investment income to average net assets[e]	3.69%	4.23%
Portfolio turnover rate[f]	8%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Denmark Capped Investable Market Index Fund

Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$26.12

Income from investment operations:
Net investment income[b]	0.32
Net realized and unrealized gain[c]	3.20

Total from investment operations	3.52

Less distributions from:
Net investment income	(0.32)

Total distributions	(0.32)

Net asset value, end of period	$29.32

Total return	13.58%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,864
Ratio of expenses to average net assets[e]	0.53%
Ratio of net investment income to average net assets[e]	1.87%
Portfolio turnover rate[f]	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Emerging Markets Latin America Index Fund

Period from Jan. 18, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$53.47

Income from investment operations:
Net investment income[b]	0.89
Net realized and unrealized loss[c]	(5.84)

Total from investment operations	(4.95)

Less distributions from:
Net investment income	(0.76)

Total distributions	(0.76)

Net asset value, end of period	$47.76

Total return	(9.22)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,776
Ratio of expenses to average net assets[e]	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.68%
Ratio of net investment income to average net assets[e]	2.79%
Portfolio turnover rate[f]	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rate excludes portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the period ended August 31, 2012 would have been 3%. See Note 4.

See notes to financial statements.

72	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Finland Capped Investable Market Index Fund

Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$25.63

Income from investment operations:
Net investment income[b]	1.01
Net realized and unrealized loss[c]	(3.50)

Total from investment operations	(2.49)

Less distributions from:
Net investment income	(1.00)
Return of capital	(0.04)

Total distributions	(1.04)

Net asset value, end of period	$22.10

Total return	(9.52)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,210
Ratio of expenses to average net assets[e]	0.53%
Ratio of net investment income to average net assets[e]	7.04%
Portfolio turnover rate[f]	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Indonesia Investable Market Index Fund

	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Period from May 5, 2010[a] to Aug. 31, 2010
Net asset value, beginning of period	$31.43	$25.09	$23.58

Income from investment operations:
Net investment income[b]	0.39	0.36	0.24
Net realized and unrealized gain (loss)[c]	(2.88)	6.23	1.35

Total from investment operations	(2.49)	6.59	1.59

Less distributions from:
Net investment income	(0.45)	(0.25)	(0.08)

Total distributions	(0.45)	(0.25)	(0.08)

Net asset value, end of period	$28.49	$31.43	$25.09

Total return	(7.92)%	26.31%	6.75%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$282,073	$265,596	$11,290
Ratio of expenses to average net assets[e]	0.61%	0.59%	0.61%
Ratio of net investment income to average net assets[e]	1.31%	1.21%	3.02%
Portfolio turnover rate[f]	8%	16%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Ireland Capped Investable Market Index Fund

	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Period from May 5, 2010[a] to Aug. 31, 2010
Net asset value, beginning of period	$19.32	$18.85	$22.77

Income from investment operations:
Net investment income[b]	0.38	0.52	0.01
Net realized and unrealized gain (loss)[c]	1.56	0.66	(3.90)

Total from investment operations	1.94	1.18	(3.89)

Less distributions from:
Net investment income	(0.36)	(0.71)	(0.03)

Total distributions	(0.36)	(0.71)	(0.03)

Net asset value, end of period	$20.90	$19.32	$18.85

Total return	10.11%	6.03%	(17.03)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,359	$4,830	$2,828
Ratio of expenses to average net assets[e]	0.53%	0.52%	0.53%
Ratio of net investment income to average net assets[e]	1.91%	2.47%	0.22%
Portfolio turnover rate[f]	21%	24%	23%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI New Zealand Investable Market Index Fund

	Year ended Aug. 31, 2012	Period from Sept. 1, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$32.41	$25.55

Income from investment operations:
Net investment income[b]	1.25	1.41
Net realized and unrealized gain (loss)[c]	(0.50)	6.49

Total from investment operations	0.75	7.90

Less distributions from:
Net investment income	(2.04)	(1.04)

Total distributions	(2.04)	(1.04)

Net asset value, end of period	$31.12	$32.41

Total return	3.30%	31.39%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$104,263	$134,494
Ratio of expenses to average net assets[e]	0.53%	0.51%
Ratio of net investment income to average net assets[e]	4.21%	4.65%
Portfolio turnover rate[f]	12%	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
c	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Norway Capped Investable Market Index Fund

Period from Jan. 23, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$25.94

Income from investment operations:
Net investment income[b]	0.82
Net realized and unrealized gain[c]	1.26

Total from investment operations	2.08

Less distributions from:
Net investment income	(0.65)

Total distributions	(0.65)

Net asset value, end of period	$27.37

Total return	8.32%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,474
Ratio of expenses to average net assets[e]	0.53%
Ratio of net investment income to average net assets[e]	5.16%
Portfolio turnover rate[f]	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Philippines Investable Market Index Fund

	Year ended Aug. 31, 2012	Period from Sept. 28, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$24.74	$24.85

Income from investment operations:
Net investment income[b]	0.33	0.46
Net realized and unrealized gain (loss)[c]	4.62	(0.40)

Total from investment operations	4.95	0.06

Less distributions from:
Net investment income	(0.32)	(0.17)

Total distributions	(0.32)	(0.17)

Net asset value, end of period	$29.37	$24.74

Total return	20.08%	0.29%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$98,380	$85,360
Ratio of expenses to average net assets[e]	0.61%	0.59%
Ratio of net investment income to average net assets[e]	1.21%	2.03%
Portfolio turnover rate[f]	25%	29%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Poland Investable Market Index Fund

	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Period from May 25, 2010[a] to Aug. 31, 2010
Net asset value, beginning of period	$30.61	$27.52	$23.66

Income from investment operations:
Net investment income[b]	1.22	1.42	0.29
Net realized and unrealized gain (loss)[c]	(6.23)	2.10	3.74

Total from investment operations	(5.01)	3.52	4.03

Less distributions from:
Net investment income	(1.29)	(0.43)	(0.17)

Total distributions	(1.29)	(0.43)	(0.17)

Net asset value, end of period	$24.31	$30.61	$27.52

Total return	(15.88)%	12.63%	17.10%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$127,635	$165,274	$59,176
Ratio of expenses to average net assets[e]	0.61%	0.59%	0.61%
Ratio of net investment income to average net assets[e]	5.03%	4.08%	4.05%
Portfolio turnover rate[f]	15%	23%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares MSCI Index Fund	Diversification Classification
All Peru Capped	Non-diversified
China	Non-diversified
Denmark Capped Investable Market[a]	Non-diversified
Emerging Markets Latin America[b]	Non-diversified
Finland Capped Investable Market[a]	Non-diversified
Indonesia Investable Market	Non-diversified

iShares MSCI Index Fund	Diversification Classification
Ireland Capped Investable Market	Non-diversified
New Zealand Investable Market	Non-diversified
Norway Capped Investable Market[c]	Non-diversified
Philippines Investable Market	Non-diversified
Poland Investable Market	Non-diversified

[a]	The Fund commenced operations on January 25, 2012.
[b]	The Fund commenced operations on January 18, 2012.
[c]	The Fund commenced operations on January 23, 2012.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

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iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or other default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability, including the Funds’ assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2012. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

iShares MSCI Index Fund and Investment Type	Investments
	Level 1	Level 2	Level 3	Total

All Peru Capped
Assets:
Common Stocks	$332,141,990	$—	$—	$332,141,990
Short-Term Investments	670,710	—	—	670,710

	$332,812,700	$—	$—	$332,812,700

China
Assets:
Common Stocks	$348,427,256	$—	$—	$348,427,256
Short-Term Investments	25,249,731	—	—	25,249,731

	$373,676,987	$—	$—	$373,676,987

Denmark Capped Investable Market
Assets:
Common Stocks	$5,865,062	$—	$—	$5,865,062
Short-Term Investments	62,827	—	—	62,827

	$5,927,889	$—	$—	$5,927,889

Emerging Markets Latin America
Assets:
Common Stocks	$3,199,620	$—	$—	$3,199,620
Preferred Stocks	1,563,834	—	—	1,563,834
Short-Term Investments	1,872	—	—	1,872

	$4,765,326	$—	$—	$4,765,326

Finland Capped Investable Market
Assets:
Common Stocks	$2,208,681	$—	$—	$2,208,681
Short-Term Investments	20,452	—	—	20,452

	$2,229,133	$—	$—	$2,229,133

82	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

iShares MSCI Index Fund and Investment Type	Investments
	Level 1	Level 2	Level 3	Total

Indonesia Investable Market
Assets:
Common Stocks	$281,434,944	$—	$310,458	$281,745,402
Short-Term Investments	238,109	—	—	238,109

	$281,673,053	$—	$310,458	$281,983,511

Ireland Capped Investable Market
Assets:
Common Stocks	$8,326,033	$—	$—	$8,326,033
Short-Term Investments	555	—	—	555

	$8,326,588	$—	$—	$8,326,588

New Zealand Investable Market
Assets:
Common Stocks	$104,064,150	$—	$—	$104,064,150
Short-Term Investments	17,448	—	—	17,448

	$104,081,598	$—	$—	$104,081,598

Norway Capped Investable Market
Assets:
Common Stocks	$5,463,401	$—	$—	$5,463,401
Rights	—	910	—	910
Short-Term Investments	71,203	—	—	71,203

	$5,534,604	$910	$—	$5,535,514

Philippines Investable Market
Assets:
Common Stocks	$97,914,921	$—	$—	$97,914,921
Short-Term Investments	8,937	—	—	8,937

	$97,923,858	$—	$—	$97,923,858

Poland Investable Market
Assets:
Common Stocks	$124,847,822	$—	$—	$124,847,822
Short-Term Investments	9,330,564	—	—	9,330,564

	$134,178,386	$—	$—	$134,178,386

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2012 are reflected in dividends

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of August 31, 2012, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is

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iSHARES® TRUST

responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI Ireland Capped Investable Market and iShares MSCI New Zealand Investable Market Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

For its investment advisory services to each of the iShares MSCI All Peru Capped, iShares MSCI China, iShares MSCI Indonesia Investable Market, iShares MSCI Philippines Investable Market and iShares MSCI Poland Investable Market Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion
0.45	Over $32 billion

BFA has voluntarily waived a portion of its investment advisory fee for the iShares MSCI All Peru Capped Index Fund in the amount of $436,745.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares MSCI Index Fund	Investment Advisory Fee
Denmark Capped Investable Market	0.53%
Emerging Markets Latin America	0.68
Finland Capped Investable Market	0.53
Norway Capped Investable Market	0.53

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI Emerging Markets Latin America Index Fund through December 31, 2014 in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other iShares funds. The Fund did not hold any iShares funds during the period ended August 31, 2012. In addition, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2014 in order to limit total annual operating expenses to 0.49% of average daily net assets.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the period ended August 31, 2012, BTC earned securities lending agent fees from the Funds as follows:

iShares MSCI Index Fund	Securities Lending Agent Fees
China	$64,940
Denmark Capped Investable Market	364
Finland Capped Investable Market	47
Norway Capped Investable Market	786
Poland Investable Market	31,318

At a special meeting of the Board held on January 5, 2012, the trustees approved a new distribution agreement with BlackRock Investments, LLC (“BRIL”). BRIL is an affiliate of BFA. Effective April 1, 2012, BRIL replaced SEI Investments Distribution Co. as the distributor for each Fund. Pursuant to the new distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the Statements of Operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares MSCI Emerging Markets Latin America Index Fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

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iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended August 31, 2012 were as follows:

iShares MSCI Index Fund	Purchases	Sales
All Peru Capped	$44,868,232	$46,352,320
China	75,154,501	18,983,062
Denmark Capped Investable Market	383,261	373,469
Emerging Markets Latin America	4,131,734	165,925
Finland Capped Investable Market	256,629	259,429
Indonesia Investable Market	27,226,999	22,220,475
Ireland Capped Investable Market	1,523,353	1,523,809
New Zealand Investable Market	13,021,006	14,746,697
Norway Capped Investable Market	305,042	308,050
Philippines Investable Market	26,158,250	25,837,634
Poland Investable Market	18,320,419	19,619,834

In-kind transactions (see Note 4) for the period ended August 31, 2012 were as follows:

iShares MSCI Index Fund	In-kind Purchases	In-kind Sales
All Peru Capped	$181,820,386	$310,366,992
China	473,721,112	162,275,095
Denmark Capped Investable Market	8,134,893	2,750,686
Emerging Markets Latin America	1,380,357	—
Finland Capped Investable Market	2,560,103	—
Indonesia Investable Market	166,078,844	123,422,366
Ireland Capped Investable Market	3,843,757	1,039,995
New Zealand Investable Market	23,699,144	46,855,634
Norway Capped Investable Market	5,316,820	—
Philippines Investable Market	90,598,937	93,647,327
Poland Investable Market	34,441,621	37,050,760

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of August 31, 2012, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of August 31, 2012 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of

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Notes to Financial Statements (Continued)

iSHARES® TRUST

August 31, 2012, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares MSCI Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
All Peru Capped	$(3,593,797)	$(55,010)	$3,648,807
China	5,835,676	5,020	(5,840,696)
Denmark Capped Investable Market	273,649	(393)	(273,256)
Emerging Markets Latin America	—	(4,068)	4,068
Finland Capped Investable Market	—	(1,626)	1,626
Indonesia Investable Market	8,421,120	78,471	(8,499,591)
Ireland Capped Investable Market	132,482	(3,268)	(129,214)
New Zealand Investable Market	5,006,890	1,111,854	(6,118,744)
Norway Capped Investable Market	—	(3,109)	3,109
Philippines Investable Market	12,869,182	61,352	(12,930,534)
Poland Investable Market	(11,319,115)	(51,268)	11,370,383

The tax character of distributions paid during the period ended August 31, 2012 and August 31, 2011 was as follows:

iShares MSCI Index Fund	2012	2011
All Peru Capped
Ordinary income	$11,499,696	$10,033,685

China
Ordinary income	$8,490,288	$562,142
Return of capital	—	10,005

	$8,490,288	$572,147

Denmark Capped Investable Market
Ordinary income	$31,557	$—

Emerging Markets Latin America
Ordinary income	$76,278	$—

Finland Capped Investable Market
Ordinary income	$99,721	$—
Return of capital	3,833	—

	$103,554	$—

Indonesia Investable Market
Ordinary income	$4,367,055	$1,866,358

Ireland Capped Investable Market
Ordinary income	$130,971	$121,246

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares MSCI Index Fund	2012	2011
New Zealand Investable Market
Ordinary income	$7,275,204	$2,903,939

Norway Capped Investable Market
Ordinary income	$129,153	$—

Philippines Investable Market
Ordinary income	$1,365,192	$366,252

Poland Investable Market
Ordinary income	$6,287,598	$2,614,315

As of August 31, 2012, the tax components of accumulated net earnings (losses) were as follows:

iShares MSCI Index Fund	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
All Peru Capped	$2,839,527	$(3,775,474)	$(65,738,076)	$(2,308,346)	$(68,982,369)
China	636,656	(97,714)	(47,802,776)	(2,865,430)	(50,129,264)
Denmark Capped Investable Market	4,504	(20,320)	217,817	—	202,001
Emerging Markets Latin America	9,881	(74,977)	(509,440)	—	(574,536)
Finland Capped Investable Market	—	(29,842)	(318,763)	—	(348,605)
Indonesia Investable Market	156,547	(1,390,767)	(37,789,132)	(1,370,475)	(40,393,827)
Ireland Capped Investable Market	46,481	(321,676)	170,994	(46,588)	(150,789)
New Zealand Investable Market	420,629	(1,799,860)	2,547,286	(2,436,378)	(1,268,323)
Norway Capped Investable Market	722	(26,795)	176,914	—	150,841
Philippines Investable Market	261,888	(300,509)	5,641,968	(1,518,322)	4,085,025
Poland Investable Market	3,895,913	(3,368,773)	(57,551,269)	(5,931,108)	(62,955,237)

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2013.

As of August 31, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares MSCI Index Fund	Non- Expiring [a]	Expiring 2019	Total
All Peru Capped	$3,294,450	$481,024	$3,775,474
China	97,714	—	97,714
Denmark Capped Investable Market	20,320	—	20,320
Emerging Markets Latin America	74,977	—	74,977
Finland Capped Investable Market	29,842	—	29,842
Indonesia Investable Market	1,370,438	20,329	1,390,767

90	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

iShares MSCI Index Fund	Non- Expiring [a]	Expiring 2019	Total
Ireland Capped Investable Market	$253,420	$68,256	$321,676
New Zealand Investable Market	1,799,860	—	1,799,860
Norway Capped Investable Market	26,795	—	26,795
Philippines Investable Market	300,509	—	300,509
Poland Investable Market	3,368,768	5	3,368,773

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
All Peru Capped	$398,551,241	$8,589,586	$(74,328,127)	$(65,738,541)
China	421,479,792	6,685,522	(54,488,327)	(47,802,805)
Denmark Capped Investable Market	5,710,155	333,555	(115,821)	217,734
Emerging Markets Latin America	5,274,488	232,870	(742,032)	(509,162)
Finland Capped Investable Market	2,547,913	90,491	(409,271)	(318,780)
Indonesia Investable Market	319,771,781	8,914,246	(46,702,516)	(37,788,270)
Ireland Capped Investable Market	8,156,121	855,449	(684,982)	170,467
New Zealand Investable Market	101,532,927	10,540,647	(7,991,976)	2,548,671
Norway Capped Investable Market	5,358,828	335,383	(158,697)	176,686
Philippines Investable Market	92,282,573	7,917,206	(2,275,921)	5,641,285
Poland Investable Market	191,739,585	154,810	(57,716,009)	(57,561,199)

Management has reviewed the tax positions as of August 31, 2012, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	91

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI All Peru Capped Index Fund, iShares MSCI China Index Fund, iShares MSCI Denmark Capped Investable Market Index Fund, iShares MSCI Emerging Markets Latin America Index Fund, iShares MSCI Finland Capped Investable Market Index Fund, iShares MSCI Indonesia Investable Market Index Fund, iShares MSCI Ireland Capped Investable Market Index Fund, iShares MSCI New Zealand Investable Market Index Fund, iShares MSCI Norway Capped Investable Market Index Fund, iShares MSCI Philippines Investable Market Index Fund and iShares MSCI Poland Investable Market Index Fund (the “Funds”), at August 31, 2012, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2012

92	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal period ended August 31, 2012, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
All Peru Capped	$10,757,049	$460,429
China	11,495,233	973,903
Denmark Capped Investable Market	54,235	8,128
Emerging Markets Latin America	110,522	7,345
Finland Capped Investable Market	127,677	18,788
Indonesia Investable Market	6,864,915	1,372,220
Ireland Capped Investable Market	171,441	242
New Zealand Investable Market	6,080,259	831,872
Norway Capped Investable Market	182,342	37,839
Philippines Investable Market	2,755,135	822,722
Poland Investable Market	8,053,931	1,206,080

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal period ended August 31, 2012 qualified for the dividends-received deduction:

iShares MSCI Index Fund	Dividends- Received Deduction
All Peru Capped	19.36%
Emerging Markets Latin America	1.57

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal period ended August 31, 2012:

iShares MSCI Index Fund	Qualified Dividend Income
All Peru Capped	$5,839,804
China	9,055,374
Denmark Capped Investable Market	39,685
Emerging Markets Latin America	22,843
Finland Capped Investable Market	118,509
Indonesia Investable Market	5,739,275

iShares MSCI Index Fund	Qualified Dividend Income

Ireland Capped Investable Market	$131,213
New Zealand Investable Market	5,172,462
Norway Capped Investable Market	156,500
Philippines Investable Market	2,187,914
Poland Investable Market	7,493,678

In February 2013, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2012. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	93

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® TRUST

iShares MSCI All Peru Capped, iShares MSCI China, iShares MSCI Indonesia Investable Market, iShares MSCI Ireland Capped Investable Market, iShares MSCI New Zealand Investable Market, iShares MSCI Philippines Investable Market, and iShares MSCI Poland Investable Market Index Funds

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 19, 2012, April 27, 2012, and May 16, 2012, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 17, 2012, management presented information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 8, 2012, to discuss the additional requests. At a meeting held on June 20-21, 2012, the Board, including the Independent Trustees, reviewed additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including a review of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size, sponsor, inception date, or other differentiating factors, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fees and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

94	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2011, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information was also considered by the Board.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board noted that BFA became an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) in December 2009. The Board acknowledged that additional resources to support the Funds and their shareholders have been added or enhanced since then, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment and risk management processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	95

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BFA of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BFA’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as the Funds, except for iShares MSCI China Index Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different generally more extensive services provided, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

96	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Funds and their shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	97

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares MSCI Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
All Peru Capped	$1.13563	$—	$—	$1.13563	100%	—%	—%	100%
Indonesia Investable Market	0.41483	—	0.03968	0.45451	91	—	9	100
Ireland Capped Investable Market	0.32639	—	0.03143	0.35782	91	—	9	100
New Zealand Investable Market	2.03664	—	—	2.03664	100	—	—	100
Philippines Investable Market	0.31956	—	—	0.31956	100	—	—	100
Poland Investable Market	1.29340	—	—	1.29340	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

98	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI All Peru Capped Index Fund

Period Covered: July 1, 2009 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.26%
Greater than 2.0% and Less than 2.5%	1	0.13
Greater than 1.5% and Less than 2.0%	8	1.06
Greater than 1.0% and Less than 1.5%	30	3.96
Greater than 0.5% and Less than 1.0%	146	19.29
Between 0.5% and –0.5%	320	42.28
Less than –0.5% and Greater than –1.0%	165	21.80
Less than –1.0% and Greater than –1.5%	60	7.93
Less than –1.5% and Greater than –2.0%	16	2.11
Less than –2.0% and Greater than –2.5%	7	0.92
Less than –2.5% and Greater than –3.0%	1	0.13
Less than –3.0%	1	0.13

	757	100.00%

iShares MSCI China Index Fund

Period Covered: April 1, 2011 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	4	1.27%
Greater than 3.0% and Less than 3.5%	3	0.95
Greater than 2.5% and Less than 3.0%	6	1.90
Greater than 2.0% and Less than 2.5%	10	3.17
Greater than 1.5% and Less than 2.0%	12	3.81
Greater than 1.0% and Less than 1.5%	30	9.52
Greater than 0.5% and Less than 1.0%	55	17.46
Between 0.5% and –0.5%	116	36.83
Less than –0.5% and Greater than –1.0%	28	8.89
Less than –1.0% and Greater than –1.5%	25	7.94
Less than –1.5% and Greater than –2.0%	12	3.81
Less than –2.0% and Greater than –2.5%	2	0.64
Less than –2.5% and Greater than –3.0%	4	1.27
Less than –3.0% and Greater than –3.5%	3	0.95
Less than –3.5% and Greater than –4.0%	3	0.95
Less than –4.0%	2	0.64

	315	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Denmark Capped Investable Market Index Fund

Period Covered: April 1, 2012 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	6.35%
Greater than 0.5% and Less than 1.0%	12	19.05
Between 0.5% and –0.5%	34	53.96
Less than –0.5% and Greater than –1.0%	6	9.52
Less than –1.0% and Greater than –1.5%	5	7.94
Less than –1.5% and Greater than –2.0%	1	1.59
Less than –2.0% and Greater than –2.5%	1	1.59

	63	100.00%

iShares MSCI Emerging Markets Latin America Index Fund

Period Covered: April 1, 2012 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	3	4.76%
Greater than 0.5% and Less than 1.0%	10	15.87
Between 0.5% and –0.5%	43	68.26
Less than –0.5% and Greater than –1.0%	6	9.52
Less than –1.0% and Greater than –1.5%	1	1.59

	63	100.00%

iShares MSCI Finland Capped Investable Market Index Fund

Period Covered: April 1, 2012 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	1.59%
Greater than 1.0% and Less than 1.5%	3	4.76
Greater than 0.5% and Less than 1.0%	15	23.81
Between 0.5% and –0.5%	33	52.39
Less than –0.5% and Greater than –1.0%	7	11.11
Less than –1.0% and Greater than –1.5%	2	3.17
Less than –1.5% and Greater than –2.0%	2	3.17

	63	100.00%

100	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Indonesia Investable Market Index Fund

Period Covered: July 1, 2010 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0% and Less than 5.5%	2	0.40%
Greater than 4.5% and Less than 5.0%	1	0.20
Greater than 4.0% and Less than 4.5%	3	0.59
Greater than 3.5% and Less than 4.0%	2	0.40
Greater than 3.0% and Less than 3.5%	3	0.59
Greater than 2.5% and Less than 3.0%	4	0.79
Greater than 2.0% and Less than 2.5%	13	2.57
Greater than 1.5% and Less than 2.0%	30	5.94
Greater than 1.0% and Less than 1.5%	37	7.33
Greater than 0.5% and Less than 1.0%	85	16.83
Between 0.5% and –0.5%	166	32.87
Less than –0.5% and Greater than –1.0%	63	12.48
Less than –1.0% and Greater than –1.5%	40	7.92
Less than –1.5% and Greater than –2.0%	15	2.97
Less than –2.0% and Greater than –2.5%	9	1.78
Less than –2.5% and Greater than –3.0%	15	2.97
Less than –3.0% and Greater than –3.5%	4	0.79
Less than –3.5% and Greater than –4.0%	4	0.79
Less than –4.0% and Greater than –4.5%	1	0.20
Less than –4.5%	8	1.59

	505	100.00%

iShares MSCI Ireland Capped Investable Market Index Fund

Period Covered: July 1, 2010 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	1	0.20%
Greater than 4.0% and Less than 4.5%	1	0.20
Greater than 3.5% and Less than 4.0%	1	0.20
Greater than 3.0% and Less than 3.5%	3	0.59
Greater than 2.5% and Less than 3.0%	9	1.78
Greater than 2.0% and Less than 2.5%	22	4.36
Greater than 1.5% and Less than 2.0%	29	5.74
Greater than 1.0% and Less than 1.5%	65	12.87
Greater than 0.5% and Less than 1.0%	96	19.01
Between 0.5% and –0.5%	221	43.76
Less than –0.5% and Greater than –1.0%	41	8.12
Less than –1.0% and Greater than –1.5%	10	1.98
Less than –1.5% and Greater than –2.0%	4	0.79
Less than –2.0% and Greater than –2.5%	1	0.20
Less than –2.5% and Greater than –3.0%	1	0.20

	505	100.00%

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI New Zealand Investable Market Index Fund

Period Covered: October 1, 2010 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.45%
Greater than 2.0% and Less than 2.5%	3	0.68
Greater than 1.5% and Less than 2.0%	7	1.59
Greater than 1.0% and Less than 1.5%	43	9.75
Greater than 0.5% and Less than 1.0%	103	23.36
Between 0.5% and –0.5%	210	47.62
Less than –0.5% and Greater than –1.0%	29	6.58
Less than –1.0% and Greater than –1.5%	24	5.44
Less than –1.5% and Greater than –2.0%	10	2.27
Less than –2.0% and Greater than –2.5%	6	1.36
Less than –2.5% and Greater than –3.0%	2	0.45
Less than –3.0%	2	0.45

	441	100.00%

iShares MSCI Norway Capped Investable Market Index Fund

Period Covered: April 1, 2012 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	1.59%
Greater than 1.0% and Less than 1.5%	1	1.59
Greater than 0.5% and Less than 1.0%	11	17.46
Between 0.5% and –0.5%	32	50.79
Less than –0.5% and Greater than –1.0%	12	19.05
Less than –1.0% and Greater than –1.5%	4	6.35
Less than –1.5% and Greater than –2.0%	2	3.17

	63	100.00%

102	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Philippines Investable Market Index Fund

Period Covered: October 1, 2010 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.23%
Greater than 3.0% and Less than 3.5%	1	0.23
Greater than 2.5% and Less than 3.0%	3	0.68
Greater than 2.0% and Less than 2.5%	6	1.36
Greater than 1.5% and Less than 2.0%	12	2.72
Greater than 1.0% and Less than 1.5%	48	10.88
Greater than 0.5% and Less than 1.0%	93	21.09
Between 0.5% and –0.5%	165	37.41
Less than –0.5% and Greater than –1.0%	56	12.70
Less than –1.0% and Greater than –1.5%	19	4.31
Less than –1.5% and Greater than –2.0%	18	4.08
Less than –2.0% and Greater than –2.5%	10	2.27
Less than –2.5% and Greater than –3.0%	5	1.13
Less than –3.0% and Greater than –3.5%	2	0.45
Less than –3.5% and Greater than –4.0%	1	0.23
Less than -4.0%	1	0.23

	441	100.00%

iShares MSCI Poland Investable Market Index Fund

Period Covered: July 1, 2010 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	5	0.99%
Greater than 2.0% and Less than 2.5%	6	1.19
Greater than 1.5% and Less than 2.0%	14	2.77
Greater than 1.0% and Less than 1.5%	37	7.33
Greater than 0.5% and Less than 1.0%	111	21.98
Between 0.5% and –0.5%	223	44.16
Less than –0.5% and Greater than –1.0%	50	9.90
Less than –1.0% and Greater than –1.5%	28	5.54
Less than –1.5% and Greater than –2.0%	15	2.97
Less than –2.0% and Greater than –2.5%	5	0.99
Less than –2.5% and Greater than –3.0%	5	0.99
Less than –3.0% and Greater than –3.5%	3	0.59
Less than –3.5% and Greater than –4.0%	1	0.20
Less than –4.0% and Greater than –4.5%	2	0.40

	505	100.00%

SUPPLEMENTAL INFORMATION	103

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped Index Fund, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 276 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (55)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

104	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Pain Webber Inc.) (2004-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (63)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Director (since 1998) and President

(2007-2011) of the Board of

Directors, Catholic Charities CYO;

Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006); The Thacher School; Trustee of Pacific Select Funds (2004-2005); Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	105

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (73)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2000); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

106	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director, BlackRock (since 2006).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Amy Schioldager (50)	Executive Vice President (since 2007).	Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008).

Ira P. Shapiro (49)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Chief Legal Officer, Exchange- Traded Funds Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

Scott Radell (43)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007).

TRUSTEE AND OFFICER INFORMATION	107

Notes:

108	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	109

Notes:

110	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2012 BlackRock. All rights reserved. iShares® and BlackRock® are registered trademarks of BlackRock. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

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iS-AR-86-0812

August 31, 2012

2012 Annual Report

iShares Trust

iShares MSCI Australia Small Cap Index Fund  |   EWAS  |  BATS

iShares MSCI Brazil Small Cap Index Fund  |  EWZS  |  NYSE Arca

iShares MSCI Canada Small Cap Index Fund  |  EWCS  |  BATS

iShares MSCI China Small Cap Index Fund  |  ECNS  |  NYSE Arca

iShares MSCI Germany Small Cap Index Fund  |  EWGS  |  BATS

iShares MSCI Hong Kong Small Cap Index Fund  |   EWHS  |   NYSE Arca

iShares MSCI Singapore Small Cap Index Fund  |   EWSS  |  NYSE Arca

iShares MSCI United Kingdom Small Cap Index Fund  |  EWUS  |  BATS

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRALIA SMALL CAP INDEX FUND

Performance as of August 31, 2012

Cumulative Total Returns
Inception to 8/31/12
NAV	MARKET	INDEX
(7.08)%	(5.99)%	(7.17)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 1/25/12.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/26/12), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRALIA SMALL CAP INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector*	Percentage of Net Assets

Basic Materials	23.13%
Financial	16.79
Industrial	14.37
Consumer Non-Cyclical	14.21
Communications	9.47
Consumer Cyclical	8.92
Energy	6.91
Utilities	4.49
Technology	0.20
Short-Term and Other Net Assets	1.51

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

Treasury Wine Estates Ltd.	2.52%
Commonwealth Property Office Fund	2.14
Seek Ltd.	1.89
DUET Group	1.86
Bank of Queensland Ltd.	1.76
Spark Infrastructure Group	1.67
Ansell Ltd.	1.60
Australian Infrastructure Fund	1.60
Investa Office Fund	1.56
GrainCorp Ltd.	1.53

TOTAL	18.13%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Australia Small Cap Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Australia Small Cap Index (the “Index”). The Index is designed to measure the performance of equity securities of small capitalization companies whose market capitalization, as calculated by the Index provider, represents the bottom 14% of the Australian securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from January 25, 2012 (inception date of the Fund) through August 31, 2012 (the “reporting period”), the total return for the Fund was (7.08)%, net of fees, while the total return for the Index was (7.17)%.

The Australian small cap equity market, as represented by the Index, delivered negative returns for the reporting period, amid slow global economic conditions. Because of Australia’s abundant natural resources, including coal, iron ore, copper, gold, and natural gas, its economy relies heavily on mining and exports of natural resources. During much of the reporting period, the Australian economy continued to benefit from a boom in its mining sector: gross domestic product (GDP) growth was solid, expanding 3.7% in the second quarter of 2012 versus a year earlier. Unemployment levels remained just above 5%, and exports, which had reached an all-time high in August 2011, remained at healthy levels.

However, economic slowdown in China — Australia’s largest commodity export market — as well as the ongoing sovereign debt crisis in Europe and lower commodity prices sparked concerns about the impact on Australia’s mining industry in particular, as well as its overall economy. These concerns drove many investors away from the mining and energy sectors. In an effort to support its domestic economy and spur domestic consumption, the Reserve Bank of Australia lowered interest rates in May and June of 2012 by a cumulative 0.75%, reducing its target rate to 3.50%. Household consumption as well as housing prices climbed during the remainder of the reporting period, although consumer sentiment declined modestly. In the final months of the reporting period, though, prices for iron ore and other commodities dropped sharply, and the robust levels of investment spending within the mining industry contracted.

Sector performance was varied during the reporting period. The materials sector, which experienced a sharp decline in commodity prices late in the reporting period, declined. Because it represented 23% of the Index on average, the materials sector detracted significantly from

6	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRALIA SMALL CAP INDEX FUND

Index returns. The energy sector also lost ground as oil and natural gas prices fell during the reporting period and detracted meaningfully from Index results, as did the industrials sector. The financials sector, which comprised approximately 13% of the Index throughout the reporting period, posted solid results and was the strongest positive contributor to Index gains. Although the financial sector remained resilient, distanced from the woes of European financial companies, its relatively small representation in the Index limited its ability to offset the declines in other sectors. The traditionally economically defensive consumer staples and health care sectors also contributed positively to Index performance.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI BRAZIL SMALL CAP INDEX FUND

Performance as of August 31, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 8/31/12			Inception to 8/31/12			Inception to 8/31/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(1.82)%	(3.81)%	(1.41)%	3.10%	2.49%	3.58%	6.06%	4.84%	7.00%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (9/28/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/29/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL SMALL CAP INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	32.00%
Financial	26.40
Consumer Cyclical	23.29
Industrial	7.65
Utilities	4.03
Energy	2.26
Communications	1.55
Basic Materials	1.46
Diversified	0.80
Short-Term and Other Net Assets	0.56

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

Kroton Educacional SA	3.96%
Mills Estruturas e Servicos de Engenharia SA	3.69
Iochpe-Maxion SA	3.10
Estacio Participacoes SA	2.91
Gafisa SA	2.86
Aliansce Shopping Centers SA	2.81
Iguatemi Empresa de Shopping Centers SA	2.63
Marfrig Alimentos SA	2.61
Santos Brasil Participacoes SA	2.59
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	2.56

TOTAL	29.72%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Brazil Small Cap Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Brazil Small Cap IndexSM (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities in the bottom 14% by market capitalization of equity securities listed on stock exchanges in Brazil. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2012 (the “reporting period”), the total return for the Fund was (1.82)%, net of fees, while the total return for the Index was (1.41)%.

The Brazilian small cap equity market, as represented by the Index, declined modestly for the reporting period. Economic activity slowed dramatically in Brazil due to reduced demand from Europe, China, and the U.S. for Brazil’s exports, and due to earlier government efforts to slow an overheating economy.

As the sovereign debt crisis in Europe continued, economic activity in China cooled, and U.S. economic conditions remained tepid, Brazil’s economy, which relies heavily on exports to these markets, softened. For the second quarter of 2012, economic activity, as measured by annual gross domestic product (“GDP”) growth, expanded at a slight 0.5% pace, slowing for the ninth consecutive quarter. Industrial output fell 2.5% during the second quarter of 2012 amid declines in manufacturing, mining, and civil construction. Investment also shrank, largely due to a bleak international environment sapping enthusiasm for expansion of production capacity. In an effort to spur growth, the Brazilian government reduced payroll taxes, cut levies on automobiles and appliances, and implemented policies to weaken Brazil’s currency.

Agriculture was one bright spot, representing the largest contributor to Brazil’s GDP in the second quarter of 2012. Brazil also began to receive attention from foreign investors in anticipation of the 2014 World Cup and the 2016 Summer Olympics.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL SMALL CAP INDEX FUND

Sector performance was mostly negative during the reporting period. The energy sector, which represents only 1% of the Index on average, declined significantly in terms of total returns, as prices for oil and natural gas fell. Although the financial sector declined only slightly in terms of total returns, its approximately 22% weighting in the Index throughout the reporting period resulted in a negative impact on Index performance almost as significant as that of the energy sector. Health care stocks also declined, hurting Index results. On the positive side, the industrials sector, which accounted for 25% of the Index on average, contributed significantly to Index returns.

10	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI CANADA SMALL CAP INDEX FUND

Performance as of August 31, 2012

Cumulative Total Returns
Inception to 8/31/12
NAV	MARKET	INDEX
(6.69)%	(6.44)%	(6.50)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 1/25/12.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/26/12), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CANADA SMALL CAP INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector*	Percentage of Net Assets
Basic Materials	27.75%
Energy	24.86
Financial	12.64
Consumer Cyclical	7.62
Utilities	7.28
Consumer Non-Cyclical	6.79
Industrial	6.62
Communications	5.22
Diversified	0.63
Technology	0.38
Short-Term and Other Net Assets	0.21

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets
Dollarama Inc.	1.82%
Keyera Corp.	1.69
ATCO Ltd. Class I NVS	1.43
Detour Gold Corp.	1.36
AltaGas Ltd.	1.36
Peyto Exploration & Development Corp.	1.36
Methanex Corp.	1.34
Veresen Inc.	1.24
Astral Media Inc. Class A	1.23
Aimia Inc.	1.22

TOTAL	14.05%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Canada Small Cap Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Small Cap Index (the “Index”). The Index is designed to measure the performance of equity securities of small capitalization companies whose market capitalization, as calculated by the Index provider, represents the bottom 14% of the Canadian securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from January 25, 2012 (inception date of the Fund) through August 31, 2012 (the “reporting period”), the total return for the Fund was (6.69)%, net of fees, while the total return for the Index was (6.50)%.

Canada’s economy inched forward during the reporting period, with gross domestic product (GDP) up 0.5% in the second quarter of 2012 over the previous quarter. Growth was somewhat muted by a rail strike as well as weakening global demand for Canadian exports. Confidence in the Canadian economy was evident, as foreign investors bid up the value of Canadian government securities, resulting in lower interest rates, with the 10-year bond averaging 1.75% in June 2012. Interest rates fell further in July, although reversed course in August as global economic news became more favorable and demand for other currencies strengthened.

Inflation was modest during the reporting period. In August 2012, the Canadian inflation rate was 1.2% compared to August 2011. Consumers pulled back as demand for household credit slowed significantly as policymakers warned about the dangers associated with too much debt. The unemployment rate was 7.3% as the reporting period came to a close, with the economy creating about 20,000 jobs per month during the period. Consumer spending advanced at an annual rate of 1.1% in the second quarter of 2012, up from 0.7% in the first quarter of 2012.

As with much of the world, Canada’s economy depended in part on Europe’s fortunes, which continued to slide downward during the reporting period. Other trading partners, such as China and the U.S., were also experiencing slowing economies.

12	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CANADA SMALL CAP INDEX FUND

The Index posted a decline for the reporting period. The only two sectors which contributed negatively to Index performance were materials and energy, which together represented on average, 54% of the Index. On a positive note, the consumer discretionary and healthcare sectors contributed modestly to Index performance.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

Performance as of August 31, 2012

Average Annual Total Returns						Cumulative Total Returns
Year Ended 8/31/12			Inception to 8/31/12			Inception to 8/31/12
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(19.70)%	(20.85)%	(20.94)%	(19.48)%	(19.69)%	(19.86)%	(34.11)%	(34.45)%	(34.67)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (9/28/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/29/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector*	Percentage of Net Assets

Industrial	20.50%
Consumer Cyclical	19.16
Consumer Non-Cyclical	18.35
Financial	14.58
Basic Materials	9.65
Technology	5.13
Energy	4.54
Communications	3.45
Utilities	3.09
Diversified	1.00
Short-Term and Other Net Assets	0.55

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

Digital China Holdings Ltd.	1.91%
Sino Biopharmaceutical Ltd.	1.75
China Everbright International Ltd.	1.37
Shenzhou International Group Holdings Ltd.	1.23
Semiconductor Manufacturing International Corp.	1.22
Vinda International Holdings Ltd.	1.17
Skyworth Digital Holdings Ltd.	1.12
Minth Group Ltd.	1.11
Greentown China Holdings Ltd.	1.07
China Overseas Grand Oceans Group Ltd.	0.97

TOTAL	12.92%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI China Small Cap Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI China Small Cap IndexSM (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities in the bottom 14% by market capitalization of the Chinese equity securities markets, as represented by shares available to international investors. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2012 (the “reporting period”), the total return for the Fund was (19.70)%, net of fees, while the total return for the Index was (20.94)%.

The Chinese small cap equity market, as represented by the Index, declined for the reporting period, lagging the performance of the broader international market. Following a decade of robust expansion, China’s economic growth slowed during the reporting period.

As measured by annual gross domestic product (GDP), economic activity grew by 7.6% in the second quarter of 2012, its slowest pace since 2009. Underlying the slowdown, industrial production weakened to a rate of 8.9% in August 2012, down from 13.5% in August 2011, and export orders slowed to their lowest levels since March 2009. New construction starts and sales of residential property also declined. Meanwhile, rising food prices pushed inflation up modestly, limiting policy makers’ ability to provide stimulus measures and less expensive credit.

However, China’s central bank did take several measures to stimulate domestic demand and export growth, including lowering interest rates twice in June and July, from 6.46% to 6.00%, to boost liquidity and spur activity. It also lowered banks’ reserve requirement ratio three times during the reporting period, for a total of 1.50%. The Chinese yuan was allowed to depreciate against the U.S. dollar, in order to make Chinese goods less expensive to foreign consumers. In the final month of the reporting period, the pace of approval for infrastructure investment projects quickened, potentially spurring investment growth.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

Nine of the ten major industry sectors within the Index declined during the reporting period. The consumer discretionary sector, the largest sector at 18% of the Index on average, declined and was the largest single sector detractor from Index performance. The materials, information technology, and industrials sectors also detracted significantly from Index performance, as did consumer staples stocks. Although telecommunication services stocks as a group logged the most significant absolute decline, at less than 1% of the Index, their impact to Index returns was negligible. On the positive side, the health care sector gained ground and added to Index results.

16	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI GERMANY SMALL CAP INDEX FUND

Performance as of August 31, 2012

Cumulative Total Returns
Inception to 8/31/12
NAV	MARKET	INDEX
5.34%	5.17%	4.82%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 1/25/12.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/26/12), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY SMALL CAP INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector*	Percentage of Net Assets

Industrial	31.86%
Financial	15.24
Consumer Non-Cyclical	13.45
Consumer Cyclical	11.02
Technology	10.20
Basic Materials	7.10
Communications	5.82
Energy	4.78
Diversified	0.29
Short-Term and Other Net Assets	0.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

Symrise AG	5.10%
MTU Aero Engines Holding AG	5.05
Bilfinger Berger SE	4.99
Deutsche Wohnen AG Bearer	3.15
Software AG	3.10
Wirecard AG	3.08
Fuchs Petrolub AG (Preferred)	2.74
Rheinmetall AG	2.63
Aurubis AG	2.41
GSW Immobilien AG	2.28

TOTAL	34.53%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Germany Small Cap Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Germany Small Cap Index (the “Index”). The Index is designed to measure the performance of equity securities of small capitalization companies whose market capitalization, as calculated by the Index provider, represents the bottom 14% of the German securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from January 25, 2012 (inception date of the Fund) through August 31, 2012 (the “reporting period”), the total return for the Fund was 5.34%, net of fees, while the total return for the Index was 4.82%.

The European economy continued to slide downward during the reporting period. The unemployment rate in the 17-nation eurozone remained in double digits during 2012 while gross domestic product (“GDP”) was either flat or negative. Manufacturing activity in eurozone factories fell every month in the reporting period. Meanwhile, the annual rate of inflation in the eurozone hit 2.6% in August 2012, above the European Central Bank’s target rate of 2%. The European Commission’s sentiment gauge, the Economic Sentiment Indicator, showed confidence in the European economy as of August 2012 was at its lowest level in three years.

In terms of its domestic economy, Germany continues to be Europe’s steadiest performer. The unemployment rate was just 6.8% in July 2012; youth unemployment was 7.9% compared to 22.6% for Europe as a whole. However, in recent quarters, Germany’s overall economy has not been the powerhouse of prior years. Germany’s GDP rose just 0.3% in the second quarter of 2012 versus the first quarter of 2012, which in turn grew 0.5% compared to the final quarter of 2011. In addition, German business confidence fell for the fourth straight month in August 2012. Most of Germany’s exports depend on European markets, many of which are undergoing aggressive austerity programs.

In addition, China, which made up 7% of Germany’s exports in 2011, experienced slowing in its economy as well. In the second quarter of 2012, China’s annualized 7.6% GDP growth rate was its slowest since 2009. American demand for German goods has faded as well, as U.S. GDP growth weakened during the reporting period.

18	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY SMALL CAP INDEX FUND

The Index generated one of the stronger returns in the eurozone during the reporting period, as small cap companies benefited from Germany’s strong domestic economy. The best performing sectors included financials, materials and health care. The weakest sectors were industrials and energy — areas that would typically do poorly in a sluggish economy.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI HONG KONG SMALL CAP INDEX FUND

Performance as of August 31, 2012

Cumulative Total Returns
Inception to 8/31/12
NAV	MARKET	INDEX
7.21%	7.60%	5.38%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 1/10/12.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/12/12), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

20	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI HONG KONG SMALL CAP INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector*	Percentage of Net Assets

Consumer Cyclical	30.73%
Financial	20.92
Industrial	20.32
Communications	16.05
Basic Materials	4.46
Consumer Non-Cyclical	3.06
Diversified	1.96
Energy	1.78
Technology	0.30
Utilities	0.16
Short-Term and Other Net Assets	0.26

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

AAC Technologies Holdings Inc.	6.18%
VTech Holdings Ltd.	5.75
Techtronic Industries Co. Ltd.	5.26
Esprit Holdings Ltd.	5.07
Television Broadcasts Ltd.	5.03
Champion REIT	4.98
Great Eagle Holdings Ltd.	3.48
Johnson Electric Holdings Ltd.	3.27
Cafe de Coral Holdings Ltd.	3.24
Giordano International Ltd.	3.20

TOTAL	45.46%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Hong Kong Small Cap Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Hong Kong Small Cap Index (the “Index”). The Index is designed to measure the performance of equity securities of small capitalization companies whose market capitalization, as calculated by the Index provider, represents the bottom 14% of the Hong Kong securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from January 10, 2012 (inception date of the Fund) through August 31, 2012 (the “reporting period”), the total return for the Fund was 7.21%, net of fees, while the total return for the Index was 5.38%.

The Hong Kong small cap equity market, as represented by the Index, delivered positive results for the reporting period, outpacing the performance of the broader international market. The country’s gross domestic product (“GDP”) growth slowed during the reporting period as the sovereign debt crisis in Europe and slower economic growth in China trimmed Hong Kong’s export demand. Export levels, which had an all-time high in August 2011, fell modestly throughout the reporting period. For the first and second quarters of 2012, annual GDP growth registered 0.4% and 1.1%, respectively. Retail sales also slowed: in July 2012, annual retail sales growth sank to 1.3%, its slowest pace since 2009 and far below its historic average (from 2005 until 2012) of 12%.

Inflation fell throughout the reporting period, dipping to 1.60% in July 2012. Partially driving this decline was a slowdown in Hong Kong’s real estate market, which had soared in recent years as low interest rates and a surge of buyers from mainland China had driven up prices. In June 2012, real estate transactions dropped by 30%, reflecting lower demand from mainland China and a slowdown in new projects by developers. Food inflation also was tempered. Although food prices continued to climb, they did so at a more moderate pace. Unemployment levels dropped, reaching 3.2% in the final months of the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI HONG KONG SMALL CAP INDEX FUND

Sector performance was mixed during the reporting period. The financials and information technology sectors both contributed significantly to Index gains. Telecommunication services stocks also added meaningfully to Index returns. Consumer discretionary stocks accounted for 44% of the Index on average. Although absolute returns on consumer discretionary stocks were modest, their large weighting in the Index resulted in a meaningful contribution to Index gains. Industrials and energy stocks detracted from Index results.

22	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI SINGAPORE SMALL CAP INDEX FUND

Performance as of August 31, 2012

Cumulative Total Returns
Inception to 8/31/12
NAV	MARKET	INDEX
25.89%	27.71%	23.91%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 1/10/12.

Certain sectors and markets performed exceptionally well based on market conditions during the period since inception. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/12/12), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SINGAPORE SMALL CAP INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector*	Percentage of Net Assets

Financial	54.78%
Industrial	21.19
Consumer Non-Cyclical	12.34
Basic Materials	3.48
Consumer Cyclical	2.50
Communications	2.43
Energy	1.90
Technology	0.89
Short-Term and Other Net Assets	0.49

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

Suntec REIT	8.40%
CapitaCommercial Trust	8.19
Mapletree Industrial Trust	4.18
Venture Corp. Ltd.	4.17
SATS Ltd.	3.95
Singapore Post Ltd.	3.76
Wing Tai Holdings Ltd.	3.60
Mapletree Logistics Trust	3.41
K-REIT Asia	3.36
CDL Hospitality Trusts	3.23

TOTAL	46.25%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Singapore Small Cap Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Singapore Small Cap Index (the “Index”). The Index is designed to measure the performance of equity securities of small capitalization companies whose market capitalization, as calculated by the Index provider, represents the bottom 14% of the Singaporean securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from January 10, 2012 (inception date of the Fund) through August 31, 2012 (the “reporting period”), the total return for the Fund was 25.89%, net of fees, while the total return for the Index was 23.91%.

The Singapore small cap equity market, as represented by the Index, delivered positive results for the reporting period, and outpaced the performance of the broader international market. As an exporter of consumer electronics, information technology products, and pharmaceuticals, Singapore is heavily dependent on the economic strength of its trading partners for its economic health. During the course of the reporting period, economic growth cooled in Singapore as the sovereign debt crisis in Europe and economic sluggishness in the United States translated into reduced demand for exports from Singapore.

Economic growth, as measured by gross domestic product (GDP), slowed to an annual rate of 2.00% in the second quarter of 2012. In an effort to reduce the economy’s dependence on export trade, the Singaporean government pursued measures to boost tourism and financial services. Tourism levels remained fairly resilient during the reporting period, but other areas of Singapore’s economy softened. Retail sales fell 1.00% in July 2012 compared with a year earlier. Industrial production grew by only 1.90% in July 2012, compared with a historical average (from 2000 until 2012) of 6.85%.

The Singapore dollar had climbed in recent years after the central bank indicated that it would allow additional appreciation of the currency to rein in inflation. During the reporting period, inflation moderated, dropping from 4.80% in January 2012 to 4.00% in July 2012, and the currency weakened.

24	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SINGAPORE SMALL CAP INDEX FUND

Sector performance was mixed during the reporting period. The financials sector, the largest sector at 49% of the Index on average, registered gains and was the largest single sector contributor to Index performance. The industrial sector, which accounted for approximately 18% of the Index throughout the reporting period, also contributed significantly to Index returns. Information technology and consumer staples stocks also added meaningfully to Index returns. The health care sector declined, but at only 4% of the Index on average, the impact to Index results was modest.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance

iSHARES® MSCI UNITED KINGDOM SMALL CAP INDEX FUND

Performance as of August 31, 2012

Cumulative Total Returns
Inception to 8/31/12
NAV	MARKET	INDEX
11.02%	11.90%	11.37%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 1/25/12.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/26/12), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

26	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL CAP INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector*	Percentage of Net Assets

Consumer Cyclical	18.99%
Financial	18.91
Industrial	14.51
Consumer Non-Cyclical	12.90
Communications	10.28
Energy	10.03
Basic Materials	7.05
Technology	3.83
Diversified	1.57
Utilities	1.57
Short-Term and Other Net Assets	0.36

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

John Wood Group PLC	1.56%
Pennon Group PLC	1.47
Travis Perkins PLC	1.43
Informa PLC	1.38
Persimmon PLC	1.19
William Hill PLC	1.13
Mondi PLC	1.12
Premier Oil PLC	1.11
Spectris PLC	1.10
Aegis Group PLC	1.10

TOTAL	12.59%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI United Kingdom Small Cap Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI United Kingdom Small Cap Index (the “Index”). The Index is designed to measure the performance of equity securities of small capitalization companies whose market capitalization, as calculated by the Index provider, represents the bottom 14% of the British securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from January 25, 2012 (inception date of the Fund) through August 31, 2012 (the “reporting period”), the total return for the Fund was 11.02%, net of fees, while the total return for the Index was 11.37%.

The United Kingdom’s small cap stock market, as represented by the Index, posted strong results for the reporting period, except for a difficult period in early summer of 2012 as news from Europe, the U.K.’s most important trading partner, worsened.

The U.K. also weathered negative economic growth for the reporting period. In the second quarter of 2012, gross domestic product (“GDP”) in the U.K. fell 0.5% compared to the first quarter of 2012, which in turn fell 0.3% from the fourth quarter of 2011. Household consumption of goods and services, which makes up about 60% of the U.K’s GDP, fell 0.4% in the second quarter of 2012 compared to the first quarter of 2012. Construction output fell 3.9% in the second quarter of 2012, making this sector one of the main impediments to the economy. Consumer confidence suffered its longest slump since the 1970s, despite the surge in national pride during the London Olympic Games in early August 2012.

Meanwhile, the European economy continued to slide downward during the reporting period. The unemployment rate in the 17-nation eurozone remained in double digits. During the second quarter of 2012, GDP declined 0.2% compared to the first quarter of 2012. Manufacturing activity in eurozone factories fell every month of the reporting period. The European Commission’s sentiment gauge, the Economic Sentiment Indicator, showed confidence in the European economy as of August 2012 was at its lowest level in three years.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL CAP INDEX FUND

Despite challenges in the U.K. economy, particularly related to international trade, the U.K. small cap stock market posted better results than most of its counterparts in Europe, as small companies tend to focus on the domestic economy. All sectors except energy and materials posted a positive contribution to return during the reporting period. The sectors providing the highest contributions to Index returns were consumer discretionary and financials.

28	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2012 to August 31, 2012.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI Index Fund	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Annualized Expense Ratio	Expenses Paid During Period [a]
Australia Small Cap
Actual	$1,000.00	$850.10	0.59%	$2.74
Hypothetical (5% return before expenses)	1,000.00	1,022.20	0.59	3.00
Brazil Small Cap
Actual	1,000.00	923.30	0.62	3.00
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.62	3.15
Canada Small Cap
Actual	1,000.00	890.30	0.59	2.80
Hypothetical (5% return before expenses)	1,000.00	1,022.20	0.59	3.00
China Small Cap
Actual	1,000.00	809.00	0.62	2.82
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.62	3.15

SHAREHOLDER EXPENSES	29

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Index Fund	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Annualized Expense Ratio	Expenses Paid During Period [a]
Germany Small Cap
Actual	$1,000.00	$963.90	0.59%	$2.91
Hypothetical (5% return before expenses)	1,000.00	1,022.20	0.59	3.00
Hong Kong Small Cap
Actual	1,000.00	907.30	0.59	2.83
Hypothetical (5% return before expenses)	1,000.00	1,022.20	0.59	3.00
Singapore Small Cap
Actual	1,000.00	1,081.30	0.59	3.09
Hypothetical (5% return before expenses)	1,000.00	1,022.20	0.59	3.00
United Kingdom Small Cap
Actual	1,000.00	1,000.30	0.59	2.97
Hypothetical (5% return before expenses)	1,000.00	1,022.20	0.59	3.00

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days).

30	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRALIA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 95.64%

ADVERTISING — 0.25%
STW Communications Group Ltd.	2,723	$2,884

		2,884
AGRICULTURE — 1.79%
Australian Agricultural Co. Ltd.[a]	2,192	2,922
GrainCorp Ltd.	1,842	17,552

		20,474
APPAREL — 0.91%
Billabong International Ltd.	3,526	4,919
Pacific Brands Ltd.	8,701	5,485

		10,404
AUTO PARTS & EQUIPMENT — 0.52%
ARB Corp. Ltd.	576	5,893

		5,893
BANKS — 1.76%
Bank of Queensland Ltd.	2,579	20,123

		20,123
BEVERAGES — 2.52%
Treasury Wine Estates Ltd.	5,888	28,782

		28,782
BIOTECHNOLOGY — 0.99%
Mesoblast Ltd.[a,b]	1,251	8,210
Starpharma Holdings Ltd.[a]	2,100	3,103

		11,313
BUILDING MATERIALS — 1.69%
Adelaide Brighton Ltd.	4,404	13,290
CSR Ltd.	4,302	6,046

		19,336
CHEMICALS — 1.83%
DuluxGroup Ltd.	3,349	11,352
Nufarm Ltd.	1,590	9,613

		20,965
COAL — 0.64%
Bandanna Energy Ltd.[a]	985	412
Bathurst Resources Ltd.[a]	5,466	1,977
Coalspur Mines Ltd.[a,b]	3,250	2,015
Cockatoo Coal Ltd.[a]	5,696	795
Guildford Coal Ltd.[a]	2,977	1,046
Kangaroo Resources Ltd.[a]	8,022	506

Security	Shares	Value

White Energy Co. Ltd.[a,b]	1,920	$516

		7,267
COMMERCIAL SERVICES — 4.95%
Emeco Holdings Ltd.	5,897	4,753
Invocare Ltd.	1,013	9,338
Macquarie Atlas Roads Group[a]	3,687	5,792
McMillan Shakespeare Ltd.	481	6,204
Mermaid Marine Australia Ltd.	1,913	6,129
Navitas Ltd.	1,753	7,754
Programmed Maintenance Services Ltd.	1,049	2,439
Qube Logistics Holdings Ltd.	4,081	6,347
Silex Systems Ltd.[a]	1,113	4,256
Skilled Group Ltd.	1,308	3,555

		56,567
COMPUTERS — 0.10%
CSG Ltd.	1,452	1,163

		1,163
DISTRIBUTION & WHOLESALE — 0.15%
Alesco Corp. Ltd.	880	1,742

		1,742
DIVERSIFIED FINANCIAL SERVICES — 3.14%
BT Investment Management Ltd.	583	1,157
Challenger Infrastructure Fund Class A	1,477	2,068
FlexiGroup Ltd.	1,549	5,427
IOOF Holdings Ltd.	1,591	10,046
Perpetual Ltd.	361	9,879
Platinum Asset Management Ltd.	2,014	7,306

		35,883
ELECTRIC — 3.83%
DUET Group	9,826	21,325
Energy World Corp. Ltd.[a,b]	6,481	3,416
Spark Infrastructure Group[c]	11,403	19,090

		43,831
ENERGY — ALTERNATE SOURCES — 0.33%
Infigen Energy[a]	7,121	2,244
Linc Energy Ltd.[a]	2,851	1,562

		3,806
ENGINEERING & CONSTRUCTION — 7.25%
Cardno Ltd.	1,167	8,997
Clough Ltd.	2,158	1,684
Decmil Group Ltd.	1,239	3,496

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

Downer EDI Ltd.[a]	4,200	$15,452
Forge Group Ltd.	388	1,644
Macmahon Holdings Ltd.	5,521	3,395
Monadelphous Group Ltd.	721	14,969
NRW Holdings Ltd.	2,261	5,772
Sedgman Ltd.	980	1,129
Transfield Services Ltd.	4,730	8,970
UGL Ltd.	1,618	17,440

		82,948
ENTERTAINMENT — 1.17%
Ainsworth Game Technology Ltd.[a]	699	1,697
Aristocrat Leisure Ltd.	4,235	11,642

		13,339
ENVIRONMENTAL CONTROL — 0.59%
Transpacific Industries Group Ltd.[a]	7,372	6,781

		6,781
FOOD — 1.03%
Goodman Fielder Ltd.	19,350	10,399
Tassal Group Ltd.	1,094	1,402

		11,801
FOREST PRODUCTS & PAPER — 0.16%
Gunns Ltd.[a,b,d]	15,059	1,868

		1,868
GAS — 0.66%
Envestra Ltd.	8,204	7,503

		7,503
HEALTH CARE — SERVICES — 1.48%
Primary Health Care Ltd.	4,381	16,888

		16,888
HOME BUILDERS — 0.44%
Fleetwood Corp. Ltd.	435	5,084

		5,084
INSURANCE — 1.52%
Challenger Financial Services Group Ltd.	4,650	17,396

		17,396
INTERNET — 5.53%
carsales.com Ltd.	1,764	13,272
iiNET Ltd.	1,209	4,373
Iress Ltd.	1,008	7,646
REA Group Ltd.	495	8,032
Seek Ltd.	2,939	21,656

Security	Shares	Value

SMS Management & Technology Ltd.	606	$3,820
Wotif.com Holdings Ltd.	987	4,396

		63,195
IRON & STEEL — 4.15%
Arrium Ltd.	12,374	8,248
Atlas Iron Ltd.	7,289	10,169
BlueScope Steel Ltd.[a]	32,893	11,388
Gindalbie Metals Ltd.[a]	7,576	2,584
Grange Resources Ltd.	3,233	1,002
Mount Gibson Iron Ltd.	6,739	5,084
Northern Iron Ltd.[a]	2,059	1,819
Sundance Resources Ltd.[a]	21,670	7,167

		47,461
LEISURE TIME — 1.01%
Flight Centre Ltd.	467	11,535

		11,535
MACHINERY — 0.28%
Industrea Ltd.	2,556	3,262

		3,262
MANUFACTURING — 3.63%
Ansell Ltd.	1,165	18,252
Bradken Ltd.	1,576	9,121
G.U.D Holdings Ltd.	747	6,593
GWA Group Ltd.	2,133	4,254
Hills Industries Ltd.	1,979	2,444
Matrix Composites & Engineering Ltd.	360	848

		41,512
MEDIA — 2.84%
APN News & Media Ltd.	4,882	1,438
Publishing and Broadcasting Ltd.	1,312	4,678
SAI Global Ltd.	1,879	8,350
Southern Cross Media Group Ltd.	4,945	5,954
Ten Network Holdings Ltd.	8,056	3,205
West Australian Newspapers Holdings Ltd.	5,866	8,881

		32,506
METAL FABRICATE & HARDWARE — 0.15%
Austin Engineering Ltd.	403	1,678

		1,678
MINING — 16.89%
Aditya Birla Minerals Ltd.	1,318	558
Alkane Resources Ltd.[a]	2,783	2,847

32	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

Aquila Resources Ltd.[a,b]	1,681	$3,996
Ausdrill Ltd.	2,436	7,049
Ausenco Ltd.	805	2,496
Beadell Resources Ltd.[a]	6,432	5,185
Boart Longyear Group	4,276	6,231
Cape Lambert Resources Ltd.[a]	4,466	1,338
Cudeco Ltd.[a]	1,210	5,202
Discovery Metals Ltd.[a]	3,471	3,462
Elemental Minerals Ltd.[a]	1,246	927
Energy Resources of Australia Ltd.[a]	1,693	2,362
Evolution Mining Ltd.[a]	4,327	6,954
Focus Minerals Ltd.[a]	38,347	1,506
Gryphon Minerals Ltd.[a,b]	2,902	1,874
Independence Group NL	2,237	8,091
Indophil Resources NLa	8,683	3,051
Integra Mining Ltd.[a]	7,486	3,636
Intrepid Mines Ltd.[a,b]	4,392	1,248
Ivanhoe Australia Ltd.[a]	2,063	789
Jupiter Mines Ltd.[a]	2,917	603
Jupiter Mines Ltd. New[a]	767	158
Kingsgate Consolidated Ltd.	1,227	5,427
Kingsrose Mining Ltd.	1,496	1,747
MACA Ltd.	820	1,805
Medusa Mining Ltd.	1,451	7,453
Metals X Ltd.[a]	3,807	531
Metminco Ltd.[a]	7,822	655
Mincor Resources NL	1,761	1,056
Mineral Deposits Ltd.[a]	703	3,633
Mineral Resources Ltd.	1,006	7,454
Mirabela Nickel Ltd.[a]	4,590	1,328
Northern Star Resources Ltd.	2,010	2,233
OM Holdings Ltd.[a,b]	2,355	852
Paladin Energy Ltd.[a]	7,437	10,107
PanAust Ltd.[a]	4,677	12,809
Panoramic Resources Ltd.	1,935	1,070
Perilya Ltd.[a]	3,686	1,009
Perseus Mining Ltd.[a]	4,531	11,472
Ramelius Resources Ltd.[a]	2,899	1,228
Regis Resources Ltd.[a]	2,697	13,211
Resolute Mining Ltd.[a]	6,221	9,483
Rex Minerals Ltd.[a]	1,148	813
Sandfire Resources NLa	720	5,357
Saracen Mineral Holdings Ltd.[a]	4,232	1,531

Security	Shares	Value

Silver Lake Resources Ltd.[a]	1,638	$5,028
St Barbara Ltd.[a]	4,498	6,880
Tiger Resources Ltd.[a]	4,702	1,409
Troy Resources Ltd.	617	2,678
Western Areas NL	1,310	5,388

		193,210
OIL & GAS — 5.70%
Aurora Oil and Gas Ltd.[a]	3,452	11,594
AWE Ltd.	5,275	7,796
Beach Energy Ltd.	12,091	14,745
Buru Energy Ltd.[a]	1,629	4,647
Drillsearch Energy Ltd.[a]	2,883	4,290
Horizon Oil Ltd.[a]	8,980	2,784
Karoon Gas Australia Ltd.[a]	1,777	7,346
Maverick Drilling & Exploration Ltd.[a]	1,173	1,467
Molopo Energy Ltd.[a]	2,180	1,205
Nexus Energy Ltd.[a]	10,535	1,415
Red Fork Energy Ltd.[a]	1,461	1,034
Roc Oil Co. Ltd.[a]	6,664	2,169
Senex Energy Ltd.[a]	6,412	4,705

		65,197
OIL & GAS SERVICES — 0.24%
Imdex Ltd.	2,052	2,799

		2,799
PHARMACEUTICALS — 1.45%
Acrux Ltd.[a]	1,322	4,549
Biota Holdings Ltd.[a]	1,613	1,109
Pharmaxis Ltd.[a]	2,844	3,174
Sigma Pharmaceuticals Ltd.	11,011	7,795

		16,627
REAL ESTATE — 0.18%
FKP Property Group	6,643	2,060

		2,060
REAL ESTATE INVESTMENT TRUSTS — 7.44%
Abacus Property Group	2,349	4,904
Ardent Leisure Group	3,029	3,960
Aspen Group Ltd.	4,646	1,344
Astro Japan Property Trust	546	1,653
Australand Property Group	2,181	6,514
Bunnings Warehouse Property Trust	3,887	7,954
Challenger Diversified Property Group	1,166	2,784
Charter Hall Group	2,015	5,560

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

Charter Hall Retail REIT	2,247	$8,081
Commonwealth Property Office Fund	22,953	24,432
Investa Office Fund	6,122	17,905

		85,091
RETAIL — 4.73%
Automotive Holdings Group	1,583	4,842
David Jones Ltd.	4,824	12,065
JB Hi-Fi Ltd.	914	8,624
Myer Holdings Ltd.	5,345	10,992
OrotonGroup Ltd.	172	1,152
Premier Investments Ltd.	797	4,061
Reject Shop Ltd. (The)	219	2,652
Super Retail Group Ltd.	1,176	9,662

		54,050
SHIPBUILDING — 0.11%
Austal Ltd.	879	1,235

		1,235
SOFTWARE — 0.09%
Redflex Holdings Ltd.	516	1,067

		1,067
TELECOMMUNICATIONS — 0.85%
M2 Telecommunications Group Ltd.	1,159	4,192
TPG Telecom Ltd.	2,562	5,507

		9,699
TRANSPORTATION — 0.67%
Cabcharge Australia Ltd.	1,013	5,831
Miclyn Express Offshore Ltd.	790	1,780

		7,611

TOTAL COMMON STOCKS
(Cost: $1,205,804)		1,093,836

PREFERRED STOCKS — 0.26%

FOREST PRODUCTS & PAPER — 0.09%
Gunns Ltd.[a]	22	1,023

		1,023
REAL ESTATE INVESTMENT TRUSTS — 0.17%
Multiplex SITES Trust[a]	25	1,941

		1,941

TOTAL PREFERRED STOCKS
(Cost: $2,815)		2,964

Security	Shares	Value

RIGHTS — 0.06%

AGRICULTURE — 0.01%
GrainCorp Ltd.	167	$73

		73
MINING — 0.00%
OM Holdings Ltd.[a,b]	706	—

		—
REAL ESTATE — 0.05%
FKP Property Group	5,694	588

		588

TOTAL RIGHTS
(Cost: $0)		661

INVESTMENT COMPANIES — 2.53%

HOLDING COMPANIES — DIVERSIFIED — 2.53%
Australian Infrastructure Fund	5,732	18,245
Hastings Diversified Utilities Fund	3,961	10,684

		28,929

TOTAL INVESTMENT COMPANIES
(Cost: $20,492)		28,929

SHORT-TERM INVESTMENTS — 1.72%

MONEY MARKET FUNDS — 1.72%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[e,f,g]	17,620	17,620
BlackRock Cash Funds: Prime, SL Agency Shares
0.23%[e,f,g]	1,336	1,336
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[e,f]	695	695

		19,651

TOTAL SHORT-TERM INVESTMENTS
(Cost: $19,651)		19,651

34	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA SMALL CAP INDEX FUND

August 31, 2012

Value
TOTAL INVESTMENTS IN SECURITIES — 100.21%
(Cost: $1,248,762)	$1,146,041
Other Assets, Less Liabilities — (0.21)%	(2,384)

NET ASSETS — 100.00%	$1,143,657

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® MSCI BRAZIL SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 83.98%

AGRICULTURE — 1.72%
SLC Agricola SA	84,000	$882,553

		882,553
APPAREL — 1.85%
Grendene SA	152,000	948,454

		948,454
AUTO PARTS & EQUIPMENT — 4.49%
Autometal SA	64,000	615,597
Iochpe-Maxion SA	112,000	1,590,529
Plascar Participacoes Industriais SA	220,040	97,685

		2,303,811
BANKS — 0.04%
Banco ABC Brasil SA New[a]	3,189	18,876

		18,876
BUILDING MATERIALS — 1.19%
Eternit SA	128,000	612,440

		612,440
CHEMICALS — 0.41%
Fertilizantes Heringer SAa	28,005	209,696

		209,696
COMMERCIAL SERVICES — 16.95%
Abril Educacao SA	40,000	636,906
Estacio Participacoes SA	96,000	1,491,639
Kroton Educacional SAa	124,021	2,031,025
Mills Estruturas e Servicos de Engenharia SA	128,000	1,894,145
Santos Brasil Participacoes SA	80,000	1,329,848
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	76,010	1,312,263

		8,695,826
DISTRIBUTION & WHOLESALE — 0.30%
Kepler Weber SAa	28,641	155,686

		155,686
ELECTRIC — 1.38%
Equatorial Energia SA	92,000	705,668

		705,668

Security	Shares	Value

ENERGY — ALTERNATE SOURCES — 0.62%
Vanguarda Agro SAa	1,776,000	$315,375

		315,375
ENTERTAINMENT — 0.87%
T4F Entretenimento SA	52,000	446,051

		446,051
FOOD — 4.99%
Marfrig Alimentos SAa	236,000	1,338,726
Minerva SA	64,000	335,264
Sao Martinho SA	76,000	888,097

		2,562,087
HEALTH CARE — PRODUCTS — 0.78%
Cremer SA	56,000	400,257

		400,257
HEALTH CARE — SERVICES — 1.95%
Fleury SA	92,000	1,000,641

		1,000,641
HOLDING COMPANIES — DIVERSIFIED — 0.96%
IdeiasNet SAa	116,000	84,684
TPI — Triunfo Participacoes e Investimentos SA	88,000	409,333

		494,017
HOME BUILDERS — 6.67%
Brookfield Incorporacoes SA	380,000	762,887
Even Construtora e Incorporadora SA	276,000	1,048,291
Rossi Residencial SA	296,000	887,722
Tecnisa SA	172,000	725,398

		3,424,298
HOUSEHOLD PRODUCTS & WARES — 0.98%
Technos SA	52,000	504,020

		504,020
INSURANCE — 2.19%
Brasil Insurance Participacoes e Administracao SA	88,000	846,446
Tempo Participacoes SAa	148,000	277,413

		1,123,859
INTERNET — 0.92%
B2W Companhia Global do Varejo[a]	120,000	471,760

		471,760

36	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

MACHINERY — 0.33%
Industrias Romi SA	64,000	$169,210

		169,210
MANUFACTURING — 0.26%
Companhia Providencia Industria e Comercio SA	40,000	133,971

		133,971
OIL & GAS — 2.26%
HRT Participacoes em Petroleo SAa	448,000	1,027,574
Refinaria de Petroleos Manguinhos SAa	340,000	132,491

		1,160,065
PHARMACEUTICALS — 2.82%
Brazil Pharma SA	210,000	1,294,826
Profarma Distribuidora de Produtos Farmaceuticos SA	24,000	149,164

		1,443,990
REAL ESTATE — 19.05%
Aliansce Shopping Centers SA	144,000	1,441,208
Brasil Brokers Participacoes SA	212,000	692,270
Camargo Correa Desenvolvimento Imobiliario SAa	68,000	183,811
EZ TEC Empreendimentos e Participacoes SA	88,000	1,063,483
Gafisa SAa	736,000	1,470,330
General Shopping Brasil SAa	40,000	192,374
Helbor Empreendimentos SA	164,000	880,146
Iguatemi Empresa de Shopping Centers SA	56,000	1,348,000
JHSF Participacoes SA	148,000	575,268
LPS Brasil — Consultoria de Imoveis SA	52,000	908,006
Rodobens Negocios Imobiliarios SA	40,000	214,867
Sonae Sierra Brasil SA	44,000	655,453
Viver Incorporadora e Construtora SAa	244,005	150,449

		9,775,665
RETAIL — 5.26%
Arezzo Industria e Comercio SA	76,000	1,273,477
Magazine Luiza SA	112,000	624,279
Positivo Informatica SAa	44,000	118,502
Restoque Comercio e Confeccoes de Roupas SA	160,000	679,525

		2,695,783

Security	Shares	Value

TRANSPORTATION — 4.74%
Julio Simoes Logistica SA	112,000	$606,047
LLX Logistica SAa	592,000	934,445
Log-in Logistica Intermodal SAa	84,000	259,794
Tegma Gestao Logistica SA	40,000	631,382

		2,431,668

TOTAL COMMON STOCKS
(Cost: $41,477,965)		43,085,727

PREFERRED STOCKS — 15.46%

AIRLINES — 1.60%
GOL Linhas Aereas Inteligentes SA	172,000	822,967

		822,967
AUTO PARTS & EQUIPMENT — 2.24%
Randon Implementos e Participacoes SA	220,000	1,150,299

		1,150,299
BANKS — 4.96%
Banco ABC Brasil SA	88,000	541,725
Banco Daycoval SA	100,000	512,997
Banco Industrial e Comercial SA	120,045	352,325
Banco Panamericano SA	252,076	603,053
Banco Pine SA	44,003	311,253
Parana Banco SA	36,000	222,858

		2,544,211
BUILDING MATERIALS — 0.52%
Eucatex SA Industria e Comercio	84,000	263,937

		263,937
CHEMICALS — 0.25%
Unipar Participacoes SA Class B	860,011	127,265

		127,265
COMMERCIAL SERVICES — 1.19%
Contax Participacoes SA	64,000	611,809

		611,809
ELECTRIC — 2.65%
Centrais Eletricas Santa Catarina SA	32,000	582,449
Companhia Energetica do Ceara Class A	40,000	779,362

		1,361,811
IRON & STEEL — 0.80%
Companhia de Ferro Ligas da Bahia — Ferbasa	76,010	410,551

		410,551

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

MACHINERY — 0.21%
Inepar SA Industria e Construcoes	108,095	$106,639

		106,639
MANUFACTURING — 0.41%
Forjas Taurus SA	160,018	208,379

		208,379
MEDIA — 0.63%
Saraiva Livreiros Editores SA	32,000	324,372

		324,372

TOTAL PREFERRED STOCKS
(Cost: $9,345,317)		7,932,240

SHORT-TERM INVESTMENTS — 0.03%

MONEY MARKET FUNDS — 0.03%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[b,c]	16,703	16,703

		16,703

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,703)		16,703

TOTAL INVESTMENTS IN SECURITIES — 99.47%
(Cost: $50,839,985)		51,034,670
Other Assets, Less Liabilities — 0.53%		272,687

NET ASSETS — 100.00%		$51,307,357

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

38	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI CANADA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 99.79%

ADVERTISING — 1.22%
Aimia Inc.	3,872	$56,892

		56,892
AUTO PARTS & EQUIPMENT — 1.28%
Linamar Corp.	1,087	22,724
Westport Innovations Inc.[a,b]	1,050	37,005

		59,729
BANKS — 2.45%
Canadian Western Bank	1,707	48,658
Home Capital Group Inc.	743	38,398
Laurentian Bank of Canada	567	27,262

		114,318
BEVERAGES — 0.38%
Cott Corp.[a]	2,126	17,536

		17,536
BUILDING MATERIALS — 0.17%
Norbord Inc.[a]	492	7,922

		7,922
CHEMICALS — 1.80%
Canexus Corp.	2,717	21,310
Methanex Corp.	2,108	62,758

		84,068
COAL — 0.11%
SouthGobi Resources Ltd.[a]	1,854	5,054

		5,054
COMMERCIAL SERVICES — 3.78%
Black Diamond Group Ltd.	821	18,128
Davis & Henderson Corp.	1,328	26,604
EnerCare Inc.	1,304	11,562
FirstService Corp.[a]	614	16,643
MacDonald Dettwiler & Associates Ltd.	716	42,916
Morneau Shepell Inc.	1,025	12,838
Stantec Inc.	1,029	32,898
Transcontinental Inc. Class A	1,490	14,812

		176,401
COMPUTERS — 0.07%
Sandvine Corp.[a]	3,044	3,486

		3,486

Security	Shares	Value

DIVERSIFIED FINANCIAL SERVICES — 1.85%
AGF Management Ltd. Class B	1,847	$21,299
Alaris Royalty Corp.	338	8,083
Canaccord Financial Inc.	1,951	9,944
Dundee Corp. Class Aa	929	21,520
Element Financial Corp.[a]	1,491	8,703
Gluskin Sheff + Associates Inc.	372	5,119
GMP Capital Inc.	1,266	6,735
Sprott Inc.	1,126	4,826

		86,229
ELECTRIC — 4.21%
Algonquin Power & Utilities Corp.	3,221	21,738
ATCO Ltd. Class I NVS	859	66,502
Atlantic Power Corp.[a]	2,556	36,054
Boralex Inc.[a]	466	3,834
Capital Power Corp.	1,558	34,464
Northland Power Inc.	1,799	33,670

		196,262
ELECTRONICS — 0.72%
Celestica Inc.[a]	4,332	33,757

		33,757
ENERGY — ALTERNATE SOURCES — 0.95%
Alterra Power Corp.[a]	7,196	3,792
Capstone Infrastructure Corp.	1,637	7,232
Innergex Renewable Energy Inc.	1,827	20,235
Uranium Participation Corp.[a]	2,404	13,106

		44,365
ENGINEERING & CONSTRUCTION — 0.97%
Aecon Group Inc.	1,247	15,606
Bird Construction Inc.	905	11,711
Churchill Corp.	462	4,569
Genivar Inc.	589	13,483

		45,369
ENTERTAINMENT — 1.12%
Cineplex Inc.	1,373	41,391
Great Canadian Gaming Corp.[a]	1,087	11,048

		52,439
ENVIRONMENTAL CONTROL — 1.39%
Newalta Corp.	933	12,943
Progressive Waste Solutions Ltd.	2,624	52,009

		64,952

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI CANADA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

FOOD — 1.30%
Alliance Grain Traders Inc.	355	$5,324
Maple Leaf Foods Inc.	2,198	24,612
North West Co. Inc. (The)	1,084	23,737
Premium Brands Holdings Corp.	394	6,999

		60,672
FOREST PRODUCTS & PAPER — 1.93%
Canfor Corp.[a]	2,083	27,545
Canfor Pulp Products Inc.	806	7,661
Cascades Inc.	1,498	7,590
Fortress Paper Ltd. Class Aa	274	4,279
West Fraser Timber Co. Ltd.	766	43,149

		90,224
GAS — 3.08%
Enbridge Income Fund Holdings Inc.	718	16,312
Just Energy Group Inc.	3,133	34,668
Keyera Corp.	1,726	78,705
Valener Inc.	846	13,837

		143,522
HEALTH CARE — SERVICES — 0.91%
CML HealthCare Inc.	2,030	17,650
Extendicare Inc.	1,916	15,513
Medical Facilities Corp.	636	9,338

		42,501
HOLDING COMPANIES — DIVERSIFIED — 0.64%
Sherritt International Corp.	6,670	29,672

		29,672
HOME FURNISHINGS — 0.42%
Dorel Industries Inc. Class B	588	19,514

		19,514
INSURANCE — 0.38%
Genworth MI Canada Inc.	892	17,653

		17,653
IRON & STEEL — 0.77%
Labrador Iron Mines Holdings Ltd.[a]	1,005	1,741
Russel Metals Inc.	1,349	34,243

		35,984
MACHINERY — 1.71%
AG Growth International Inc.	278	9,133
ATS Automation Tooling Systems Inc.[a]	1,974	17,682
Toromont Industries Ltd.	1,729	35,514

Security	Shares	Value

Wajax Corp.	376	$17,218

		79,547
MEDIA — 3.46%
Astral Media Inc. Class A	1,193	57,241
Cogeco Cable Inc.	374	13,897
Corus Entertainment Inc. Class B	1,813	42,530
Quebecor Inc. Class B	985	35,234
Torstar Corp. Class B	1,416	12,369

		161,271
METAL FABRICATE & HARDWARE — 0.29%
Martinrea International Inc.[a]	1,686	13,548

		13,548
MINING — 23.25%
5N Plus Inc.[a]	1,249	2,329
Alacer Gold Corp.[a]	5,162	30,966
Alamos Gold Inc.	2,687	50,454
Alexco Resource Corp.[a]	1,283	4,537
Argonaut Gold Inc.[a]	2,073	19,116
Augusta Resource Corp.[a]	2,079	5,646
AuRico Gold Inc.[a]	6,337	43,987
Aurizon Mines Ltd.[a]	3,682	14,962
Avalon Rare Metals Inc.[a]	2,304	4,086
Avion Gold Corp.[a]	9,866	6,998
B2Gold Corp.[a]	7,783	29,733
Banro Corp.[a]	4,507	19,364
Capstone Mining Corp.[a]	6,801	16,678
China Gold International Resources Corp. Ltd.[a]	3,575	12,389
Cline Mining Corp.[a],[b]	4,636	1,057
Colossus Minerals Inc.[a]	2,374	10,585
Continental Gold Ltd.[a]	1,940	14,783
Copper Mountain Mining Corp.[a]	2,216	5,883
Denison Mines Corp.[a]	7,375	10,313
Detour Gold Corp.[a]	2,533	63,655
Dundee Precious Metals Inc.[a]	2,260	19,466
Eastern Platinum Ltd.[a]	21,287	3,883
Eco Oro Minerals Corp.[a]	1,770	2,045
Endeavour Mining Corp.[a]	5,275	10,584
Endeavour Silver Corp.[a]	1,979	17,567
Exeter Resource Corp.[a]	1,921	3,406
First Majestic Silver Corp.[a]	2,588	51,007
Fortuna Silver Mines Inc.[a]	2,814	13,259
Gabriel Resources Ltd.[a]	6,437	15,068

40	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

Golden Star Resources Ltd.[a]	5,825	$8,559
Great Basin Gold Ltd.[a]	12,281	2,364
Guyana Goldfields Inc.[a]	2,035	5,403
High River Gold Mines Ltd.[a]	4,751	6,740
HudBay Minerals Inc.	3,864	33,008
Imperial Metals Corp.[a]	1,005	11,630
International Tower Hill Mines Ltd.[a]	1,733	5,057
Jaguar Mining Inc.a,[b]	1,908	1,914
Katanga Mining Ltd.[a]	12,695	5,917
Keegan Resources Inc.[a]	1,687	6,240
Kirkland Lake Gold Inc.[a]	1,424	19,668
Lake Shore Gold Corp.[a,b]	8,773	8,890
Lundin Mining Corp.[a]	11,787	53,390
MAG Silver Corp.[a]	1,007	10,327
Major Drilling Group International	1,787	16,913
Mercator Minerals Ltd.[a]	4,978	2,194
Midas Gold Corp.[a]	1,677	4,418
Nevsun Resources Ltd.	4,521	18,142
NGEx Resources Inc.[a]	2,996	6,254
North American Palladium Ltd.[a]	3,537	6,451
Northern Dynasty Minerals Ltd.[a]	1,611	4,604
Novagold Resources Inc.[a,b]	5,011	23,358
OceanaGold Corp.[a]	5,931	15,626
Premier Gold Mines Ltd.[a]	3,104	16,293
Pretium Resources Inc.[a]	1,567	23,167
Queenston Mining Inc.[a]	1,531	5,104
Rainy River Resources Ltd.[a]	1,986	9,358
Romarco Minerals Inc.[a]	13,163	10,937
Rubicon Minerals Corp.[a]	6,438	22,507
Sabina Gold & Silver Corp.[a]	3,259	10,865
San Gold Corp.[a]	7,291	5,689
Seabridge Gold Inc.[a]	738	12,362
SEMAFO Inc.	6,141	23,149
Silver Standard Resources Inc.[a]	1,809	26,837
Silvercorp Metals Inc.	3,851	22,633
Tahoe Resources Inc.[a]	1,936	35,234
Tanzanian Royalty Exploration Corp.[a,b]	2,142	9,377
Taseko Mines Ltd.[a]	4,336	13,006
Thompson Creek Metals Co. Inc.[a]	3,763	10,600
Torex Gold Resources Inc.[a]	9,288	16,941
Uranium One Inc.[a]	10,744	25,694
Yukon-Nevada Gold Corp.[a]	14,559	4,131

		1,084,757

Security	Shares	Value

OIL & GAS — 13.89%
Advantage Oil & Gas Ltd.[a]	3,770	$13,142
Angle Energy Inc.[a]	1,727	6,773
Bankers Petroleum Ltd.[a]	5,691	15,455
Bellatrix Exploration Ltd.[a]	2,432	8,157
Birchcliff Energy Ltd.[a]	2,231	15,237
BlackPearl Resources Inc.[a]	6,429	20,717
BNK Petroleum Inc.[a,b]	2,811	2,763
Bonterra Energy Corp.	355	15,810
C&C Energia Ltd.[a]	928	5,821
Canacol Energy Ltd.[a]	13,821	6,162
Celtic Exploration Ltd.[a]	2,017	33,806
Cequence Energy Ltd.[a]	2,819	3,485
Connacher Oil and Gas Ltd.[a]	10,085	4,241
Crew Energy Inc.[a]	2,317	14,721
Ensign Energy Services Inc.	2,928	44,565
Fairborne Energy Ltd.[a]	1,815	2,428
Freehold Royalties Ltd.	1,098	21,819
Guide Exploration Ltd.[a]	2,305	3,737
Ithaca Energy Inc.[a]	5,825	12,395
Ivanhoe Energy Inc.[a]	6,516	4,622
Legacy Oil & Gas Inc. Class Aa	2,909	19,072
Longview Oil Corp.	571	3,715
Niko Resources Ltd.	1,098	15,833
NuVista Energy Ltd.[a]	1,800	7,989
Pace Oil & Gas Ltd.[a]	1,052	3,027
Paramount Resources Ltd. Class Aa	1,058	25,827
Parex Resources Inc.[a]	2,431	10,888
Parkland Fuel Corp.	1,478	24,907
PetroBakken Energy Ltd. Class A	1,695	22,329
Petrobank Energy and Resources Ltd.[a]	2,242	28,103
Petrominerales Ltd.	2,245	21,179
Peyto Exploration & Development Corp.	3,073	63,618
Secure Energy Services Inc.[a]	2,298	21,493
Southern Pacific Resource Corp.[a]	7,658	11,718
Sprott Resource Corp.[a]	1,980	7,985
Surge Energy Inc.[a]	1,597	12,768
Tag Oil Ltd.[a]	1,202	7,783
TransGlobe Energy Corp.[a]	1,644	16,809
Trilogy Energy Corp.	1,227	26,856
Twin Butte Energy Ltd.	4,070	10,640
Westfire Energy Ltd.[a]	1,048	4,099

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI CANADA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

Whitecap Resources Inc.[a]	2,710	$20,239
Zargon Oil & Gas Ltd.	627	5,509

		648,242
OIL & GAS SERVICES — 6.25%
Calfrac Well Services Ltd.	751	18,302
Canadian Energy Services & Technology Corp.	1,063	11,041
Canyon Services Group Inc.	1,096	11,961
Enerflex Ltd.	1,750	21,759
Gasfrac Energy Services Inc.[a,b]	1,375	3,957
Mullen Group Ltd.	1,823	42,709
Pason Systems Inc.	1,468	22,135
Poseidon Concepts Corp.[b]	1,641	24,527
Savanna Energy Services Corp.	1,917	14,200
ShawCor Ltd. Class A	1,303	45,870
Total Energy Services Inc.	672	9,397
Trican Well Service Ltd.	3,299	39,781
Trinidad Drilling Ltd.	2,702	17,797
Western Energy Services Corp.[a]	1,171	8,164

		291,600
PACKAGING & CONTAINERS — 0.47%
CCL Industries Inc. Class B	602	22,065

		22,065
PHARMACEUTICALS — 0.42%
Atrium Innovations Inc.[a]	620	7,030
Paladin Labs Inc.[a]	296	12,601

		19,631
PIPELINES — 3.66%
AltaGas Ltd.	2,025	63,652
Gibson Energy Inc.	2,238	49,144
Veresen Inc.	4,379	57,996

		170,792
REAL ESTATE — 1.10%
First Capital Realty Inc.	1,911	37,277
Killam Properties Inc.	1,060	13,931

		51,208
REAL ESTATE INVESTMENT TRUSTS — 6.86%
Allied Properties Real Estate Investment Trust	616	19,101
Artis Real Estate Investment Trust	1,199	20,169
Boardwalk Real Estate Investment Trust	527	34,359
Calloway Real Estate Investment Trust	1,204	35,747
Canadian Apartment Properties Real Estate Investment Trust	1,027	25,809

Security	Shares	Value

Canadian Real Estate Investment Trust	759	$32,149
Chartwell Seniors Housing Real Estate Investment Trust	1,601	16,791
Cominar Real Estate Investment Trust	1,219	29,893
Crombie Real Estate Investment Trust	510	7,752
Dundee International Real Estate Investment Trust	535	5,741
Dundee Real Estate Investment Trust	948	36,735
InnVest Real Estate Investment Trust	1,024	5,250
Morguard Real Estate Investment Trust	639	11,060
Northern Property Real Estate Investment Trust	347	11,196
NorthWest Healthcare Properties Real Estate Investment Trust	385	5,083
Primaris Retail Real Estate Investment Trust	967	23,370

		320,205
RETAIL — 4.79%
Brick Ltd. (The)[a]	1,211	4,676
Dollarama Inc.	1,411	84,787
Harry Winston Diamond Corp.[a]	1,715	21,549
Jean Coutu Group PJC Inc. (The)	2,120	30,956
Liquor Stores N.A. Ltd.	461	9,100
Reitmans Canada Ltd. Class A	1,115	14,123
RONA Inc.	2,763	35,978
Superior Plus Corp.	2,507	22,534

		223,703
SEMICONDUCTORS — 0.30%
Wi-Lan Inc.	2,724	14,078

		14,078
TELECOMMUNICATIONS — 0.54%
EXFO Inc.[a]	572	2,753
Manitoba Telecom Services Inc.	494	17,040
Sierra Wireless Inc.[a]	635	5,469

		25,262
TRANSPORTATION — 0.90%
Student Transportation Inc.[b]	1,537	10,155
TransForce Inc.	1,720	31,616

		41,771

TOTAL COMMON STOCKS
(Cost: $4,980,476)		4,656,201

42	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

SHORT-TERM INVESTMENTS — 2.10%

MONEY MARKET FUNDS — 2.10%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[c,d,e]	89,782	$89,782
BlackRock Cash Funds: Prime, SL Agency Shares
0.23%[c,d,e]	6,804	6,804
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[c,d]	1,595	1,595

		98,181

TOTAL SHORT-TERM INVESTMENTS
(Cost: $98,181)		98,181

TOTAL INVESTMENTS IN SECURITIES — 101.89%
(Cost: $5,078,657)		4,754,382
Other Assets, Less Liabilities — (1.89)%		(88,236)

NET ASSETS — 100.00%		$4,666,146

NVS	— Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 99.45%

ADVERTISING — 0.10%
SinoMedia Holding Ltd.	36,000	$14,250

		14,250
AEROSPACE & DEFENSE — 0.14%
AVIC International Holding HK Ltd.[a]	702,000	20,275

		20,275

AGRICULTURE — 0.72%
Asian Citrus Holdings Ltd.[b]	171,000	81,136
China Green Holdings Ltd.[b]	108,000	23,673

		104,809

AIRLINES — 0.22%
Shandong Airlines Co. Ltd. Class B	30,600	32,076

		32,076

APPAREL — 2.76%
China Lilang Ltd.	90,000	63,475
China Outfitters Holdings Ltd.	180,000	33,884
Hosa International Ltd.	90,000	22,396
Luthai Textile Co. Ltd. Class B	74,700	62,123
Peak Sport Products Co. Ltd.[b]	135,000	20,713
Shenzhou International Group Holdings Ltd.[b]	108,000	177,961
Texhong Textile Group Ltd.	54,000	18,311

		398,863

AUTO MANUFACTURERS — 0.24%
Qingling Motors Co. Ltd. Class Hb	162,000	35,091

		35,091

AUTO PARTS & EQUIPMENT — 1.30%
Double Coin Holdings Ltd. Class B	55,800	27,900
Minth Group Ltd.[b]	144,000	160,416

		188,316

BEVERAGES — 1.50%
Besunyen Holdings Co Ltd	99,000	7,914
China Huiyuan Juice Group Ltd.[a,b]	130,500	39,205
China Tontine Wines Group Ltd.	234,000	18,706
Dynasty Fine Wines Group Ltd.	72,000	12,161
Kingway Brewery Holdings Ltd.	180,000	53,843
Tibet 5100 Water Resources Holdings Ltd.[b]	261,000	69,323

Security	Shares	Value

Yantai North Andre Juice Co. Ltd. Class H	405,000	$15,927

		217,079
BIOTECHNOLOGY — 0.30%
Global Bio-Chem Technology Group Co. Ltd.	432,000	42,889

		42,889
BUILDING MATERIALS — 1.72%
Asia Cement China Holdings Corp.[b]	112,500	42,065
China Fangda Group Co. Ltd. Class Ba	66,600	17,432
China Glass Holdings Ltd.	162,000	14,830
China Singyes Solar Technologies Holdings Ltd.	99,400	35,885
Luoyang Glass Co. Ltd. Class Ha	54,000	8,982
SYP Glass Group Co. Ltd. Class B	32,400	13,252
West China Cement Ltd.[b]	468,000	73,013
Yuanda China Holdings Ltd.[b]	522,000	43,074

		248,533
CHEMICALS — 3.81%
Billion Industrial Holdings Ltd.[b]	121,500	63,446
China Lumena New Materials Corp.[b]	612,000	101,003
China Sanjiang Fine Chemicals Co. Ltd.	117,000	30,925
Dongyue Group Ltd.	243,000	115,925
Fufeng Group Ltd.	171,000	56,663
Hubei Sanonda Co. Ltd. Class Ba	53,100	19,170
Shanghai Chlor-Alkali Chemical Co. Ltd. Class Ba	86,400	35,942
Sinofert Holdings Ltd.[b]	486,000	93,367
Yip’s Chemical Holdings Ltd.	54,000	35,021

		551,462
COAL — 0.71%
Hidili Industry International Development Ltd.[b]	225,000	48,157
Loudong General Nice Resources China Holdings Ltd.[a]	324,600	13,602
Winsway Coking Coal Holding Ltd.	324,000	40,522

		102,281
COMMERCIAL SERVICES — 3.59%
AMVIG Holdings Ltd.	108,000	33,420
Anhui Expressway Co. Ltd. Class H	108,000	45,395
Anxin-China Holdings Ltd.	468,000	98,960
Global Energy Resources International Group Ltd.[a]	1,440,000	7,427

44	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

Guangdong Provincial Expressway Development Co. Ltd. Class B	78,300	$23,018
Jinzhou Port Co. Ltd. Class Ba	37,800	12,776
Shenzhen Chiwan Wharf Holdings Ltd. Class B	27,000	32,376
Shenzhen Expressway Co. Ltd. Class H	162,000	57,858
Shenzhen International Holdings Ltd.	1,980,000	132,752
Xiamen International Port Co. Ltd. Class H	216,000	21,445
Yuexiu Transport Infrastructure Ltd.	126,000	54,748

		520,175
COMPUTERS — 1.12%
CITIC 21CN Co. Ltd.[a,b]	468,000	24,137
Great Wall Technology Co. Ltd. Class H	90,000	14,505
Ju Teng International Holdings Ltd.	180,000	80,069
PAX Global Technology Ltd.[a]	81,000	13,368
TPV Technology Ltd.	162,000	30,704

		162,783
COSMETICS & PERSONAL CARE — 1.73%
BaWang International (Group) Holding Ltd.[a]	234,000	17,801
Magic Holdings International Ltd.	108,800	36,473
Prince Frog International Holdings Ltd.[b]	90,000	27,502
Vinda International Holdings Ltd.[b]	108,000	168,770

		250,546
DISTRIBUTION & WHOLESALE — 2.54%
China Haidian Holdings Ltd.	378,000	34,604
Digital China Holdings Ltd.	171,000	275,598
Goldlion Holdings Ltd.	72,000	32,213
Inspur International Ltd.	540,000	15,457
Shanghai Material Trading Co. Ltd. Class B	19,800	9,405

		367,277
DIVERSIFIED FINANCIAL SERVICES — 0.33%
Credit China Holdings Ltd.	216,000	18,659
Min Xin Holdings Ltd.	54,000	28,616

		47,275
ELECTRIC — 2.24%
China Datang Corp. Renewable Power Co. Ltd. Class H	522,000	48,459
China Power International Development Ltd.[b]	387,000	103,288

Security	Shares	Value

China Power New Energy Development Co. Ltd.[a,b]	900,000	$32,492
Huadian Energy Co. Ltd. Class Ba	79,200	17,741
Tianjin Development Holdings Ltd.[a]	108,000	48,320
Zhejiang Southeast Electric Power Co. Ltd. Class B	146,700	73,643

		323,943
ELECTRICAL COMPONENTS & EQUIPMENT — 3.10%
Boer Power Holdings Ltd.	54,000	17,754
Chaowei Power Holdings Ltd.	90,000	47,113
China High Speed Transmission Equipment Group Co. Ltd.[a,b]	243,000	74,568
Foshan Electrical and Lighting Co. Ltd. Class B	47,700	29,582
Harbin Electric Co. Ltd. Class H	144,000	116,042
Leoch International Technology Ltd.	81,000	11,070
NVC Lighting Holdings Ltd.[b]	279,000	51,801
Tianneng Power International Ltd.[b]	144,000	86,892
Trony Solar Holdings Co. Ltd.[c]	216,000	13,159

		447,981
ELECTRONICS — 2.00%
Catic Shenzhen Holdings Ltd. Class H	50,166	16,817
China Automation Group Ltd.[b]	144,000	24,694
Hi Sun Technology (China) Ltd.[a]	117,000	6,864
Kingboard Laminates Holdings Ltd.	229,500	89,659
Regent Manner International Holdings Ltd.	126,000	26,806
Shijiazhuang Baoshi Electronic Glass Co. Ltd. Class Ba	20,700	14,252
SVA Electron Co. Ltd. Class Ba	60,300	18,753
Tech Pro Technology Development Ltd.[a]	144,000	53,472
Wasion Group Holdings Ltd.	108,000	38,572

		289,889
ENERGY — ALTERNATE SOURCES — 0.53%
Beijing Jingneng Clean Energy Co. Ltd.	108,000	26,458
China Suntien Green Energy Corp. Ltd. Class Hb	279,000	50,002

		76,460
ENGINEERING & CONSTRUCTION — 0.17%
Hainan Meilan International Airport Co. Ltd. Class H	27,000	16,431
Richly Field China Development Ltd.[a,c]	900,000	7,659

		24,090

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

ENTERTAINMENT — 0.95%
ChinaVision Media Group Ltd.[a]	324,000	$11,906
REXLot Holdings Ltd.[b]	1,575,000	111,690
SMI Corp. Ltd.[a]	576,000	13,962

		137,558
ENVIRONMENTAL CONTROL — 4.51%
Asia Energy Logistics Group Ltd.[a]	1,350,000	19,843
Beijing Enterprises Water Group Ltd.[b]	684,000	136,697
Chiho-Tiande Group Ltd.	72,000	36,390
China Everbright International Ltd.[b]	405,000	198,431
China Metal Recycling Holdings Ltd.[b]	124,200	99,125
China Water Affairs Group Ltd.	252,000	62,709
Dongjiang Environmental Co. Ltd. Class Ha	7,200	27,246
Interchina Holdings Co. Ltd.[a]	900,000	55,700
Tianjin Capital Environmental Protection Group Co. Ltd. Class H	72,000	15,782

		651,923
FOOD — 2.73%
Ausnutria Dairy Corp. Ltd.[a,c]	81,000	11,436
Beijing Jingkelong Co. Ltd. Class H	36,000	18,288
Changshouhua Food Co. Ltd.	54,000	25,413
China Modern Dairy Holdings Ltd.[a]	423,000	109,624
China Starch Holdings Ltd.[b]	540,000	14,134
DaChan Food Asia Ltd.[b]	90,000	13,693
Daqing Dairy Holdings Ltd.[a,b,c]	108,000	17,546
Global Sweeteners Holdings Ltd.[a]	126,000	8,285
Heng Tai Consumables Group Ltd.[a,b]	1,036,925	21,659
Labixiaoxin Snacks Group Ltd.	72,000	23,208
Lianhua Supermarket Holdings Co. Ltd. Class H	81,000	70,495
Shanghai Dajiang Group Stock Co. Ltd. Class Ba	73,800	18,893
Xiwang Sugar Holdings Co. Ltd.	90,000	8,007
Yashili International Holdings Ltd.	189,000	35,091

		395,772
FOREST PRODUCTS & PAPER — 0.82%
China Forestry Holdings Ltd.[c]	306,000	29,097
Qunxing Paper Holdings Co. Ltd.[c]	148,000	10,400
Shandong Chenming Paper Holdings Ltd. Class B	119,723	41,833

Security	Shares	Value

Shandong Chenming Paper Holdings Ltd. Class H	72,000	$22,837
Youyuan International Holdings Ltd.	63,000	15,109

		119,276
GAS — 0.86%
Binhai Investment Co. Ltd.[a]	360,000	19,495
Towngas China Co. Ltd.[b]	135,000	104,263

		123,758
HAND & MACHINE TOOLS — 0.20%
Chongqing Machinery & Electric Co. Ltd. Class H	234,000	28,361

		28,361
HEALTH CARE — PRODUCTS — 1.45%
China Medical System Holdings Ltd.[b]	213,300	112,482
Golden Meditech Holdings Ltd.[a]	324,000	36,762
Microport Scientific Corp.	90,000	37,133
Trauson Holdings Co. Ltd.	63,000	23,232

		209,609
HOLDING COMPANIES — DIVERSIFIED — 1.15%
C C Land Holdings Ltd.	279,000	58,276
China Chengtong Development Group Ltd.[a]	288,000	10,583
China Merchants China Direct Investments Ltd.	18,000	22,512
CITIC Resources Holdings Ltd.[a]	612,200	75,777

		167,148
HOME BUILDERS — 0.27%
Baoye Group Co. Ltd. Class H	72,000	38,433

		38,433
HOME FURNISHINGS — 2.34%
Chigo Holding Ltd.[a]	648,000	14,371
Hefei Meiling Co. Ltd. Class B	30,336	11,421
Hisense Kelon Electrical Holdings Co. Ltd. Class Ha	90,000	16,246
Konka Group Co. Ltd. Class B	65,700	16,942
Royale Furniture Holdings Ltd.[b]	91,250	9,412
Skyworth Digital Holdings Ltd.	396,000	161,855
TCL Multimedia Technology Holdings Ltd.	108,000	48,877
Tsann Kuen China Enterprise Co. Ltd. Class Ba	129,600	7,519
Welling Holding Ltd.	217,600	29,459

46	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

Wuxi Little Swan Co. Ltd. Class B	27,000	$21,897

		337,999
HOUSEHOLD PRODUCTS & WARES — 0.54%
Biostime International Holdings Ltd.[b]	31,500	77,574

		77,574
INTERNET — 0.17%
Pacific Online Ltd.	81,900	25,132

		25,132
IRON & STEEL — 1.41%
China Vanadium Titano-Magnetite Mining Co. Ltd.[b]	207,000	29,892
Chongqing Iron & Steel Co. Ltd. Class Ha	126,000	15,108
Shougang Concord International Enterprises Co. Ltd.[a,b]	1,098,000	49,550
Tiangong International Co. Ltd.[b]	216,000	38,433
Xingda International Holdings Ltd.[b]	180,000	53,843
Xiwang Special Steel Co. Ltd.	108,000	17,128

		203,954
LEISURE TIME — 1.39%
China Travel International Investment Hong Kong Ltd.	630,000	108,034
Huangshan Tourism Development Co. Ltd. Class B	31,500	37,075
Jinan Qingqi Motorcycle Co. Ltd. Class Ba,c	53,100	11,669
Jinshan Development & Construction Co. Ltd. Class Ba	39,600	16,078
Shanghai Jinjiang International Travel Co. Ltd. Class B	14,400	16,618
Zhonglu Co. Ltd. Class Ba	18,000	11,160

		200,634
LODGING — 0.53%
Shanghai Jin Jiang International Hotels Group Co. Ltd. Class H	252,000	33,141
Shanghai Jinjiang International Hotels Development Co. Ltd. Class B	34,200	42,921

		76,062
MACHINERY — 4.78%
Changchai Co. Ltd. Class B	36,900	13,845
China National Materials Co. Ltd. Class H	243,000	58,589
China Textile Machinery Co. Ltd. Class Ba	22,500	8,595

Security	Shares	Value

Dalian Refrigeration Co. Ltd. Class B	18,900	$9,577
First Tractor Co. Ltd. Class Ha	90,000	68,696
Good Friend International Holdings Inc.	36,000	12,857
Haitian International Holdings Ltd.[b]	126,000	127,205
Hangzhou Steam Turbine Co. Ltd. Class B	59,424	60,375
Honghua Group Ltd.	207,000	33,629
Huangshi Dongbei Electrical Appliance Co. Class B	22,500	11,587
Jingwei Textile Machinery Co. Ltd. Class H	36,000	17,313
Lonking Holdings Ltd.	432,000	66,283
SGSB Group Co. Ltd. Class Ba	54,000	20,844
Shandong Molong Petroleum Machinery Co. Ltd. Class H	57,600	18,938
Shanghai Automation Instrumentation Co. Ltd. Class Ba	25,200	11,542
Shanghai Diesel Engine Co. Ltd. Class B	70,560	37,538
Shanghai Erfangji Co. Ltd. Class Ba	51,300	18,417
Shanghai Highly Group Co. Ltd. Class B	63,000	29,862
Shanghai Mechanical and Electrical Industry Co. Ltd. Class B	45,000	45,765
Shanghai Prime Machinery Co. Ltd. Class H	162,000	20,261

		691,718
MANUFACTURING — 0.49%
China Aerospace International Holdings Ltd.[b]	432,000	29,521
Sunny Optical Technology Group Co Ltd.	81,000	41,879

		71,400
MEDIA — 0.86%
Phoenix Satellite Television Holdings Ltd.	234,000	70,298
VODone Ltd.	648,000	54,307

		124,605
METAL FABRICATE & HARDWARE — 0.39%
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.[b]	81,000	28,198
Shengli Oil & Gas Holdings Ltd.	229,500	16,571
Wafangdian Bearing Co. Ltd. Class B	18,900	11,648

		56,417
MINING — 3.60%
CGN Mining Co. Ltd.[a]	270,000	26,806
China Kingstone Mining Holdings Ltd.[a]	189,000	6,945

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

China Mining Resources Group Ltd.[a,c]	1,638,000	$11,933
China Nickel Resources Holding Co. Ltd.[a,b]	216,000	14,760
China Precious Metal Resources Holdings Co. Ltd.[a,b]	594,000	104,159
China Qinfa Group Ltd.[a]	144,000	15,782
China Rare Earth Holdings Ltd.	234,000	50,385
CITIC Dameng Holdings Ltd.	207,000	19,216
Hunan Nonferrous Metal Corp. Ltd. Class Ha	324,000	95,665
Lingbao Gold Co. Ltd. Class H	54,000	21,653
North Mining Shares Co. Ltd.[a]	1,530,000	77,922
Real Gold Mining Ltd.[b,c]	126,000	35,984
Vitar International Holdings Ltd.[a]	365,000	15,060
Xinjiang Xinxin Mining Industry Co. Ltd. Class H	144,000	24,879

		521,149
OIL & GAS — 1.03%
MIE Holdings Corp.[b]	180,000	42,935
Sino Oil And Gas Holdings Ltd.[a,b]	2,205,000	44,351
Yanchang Petroleum International Ltd.[a,b]	900,000	61,502

		148,788
OIL & GAS SERVICES — 1.65%
Anhui Tianda Oil Pipe Co. Ltd. Class H	54,000	6,266
Anton Oilfield Services Group	198,000	39,570
CIMC Enric Holdings Ltd.	72,000	40,104
Hilong Holding Ltd.[b]	126,000	29,567
Shenzhen Chiwan Petroleum Supply Base Co. Class B	14,400	16,135
Sinopec Kantons Holdings Ltd.[b]	144,000	107,130

		238,772
PACKAGING & CONTAINERS — 0.73%
CPMC Holdings Ltd.	54,000	37,597
Greatview Aseptic Packaging Co. Ltd.[a]	99,000	47,995
Overseas Chinese Town Asia Holdings Ltd.	54,000	19,495

		105,087
PHARMACEUTICALS — 5.78%
China National Accord Medicines Corp. Ltd. Class B	12,600	35,936
China Pharmaceutical Group Ltd.[a,b]	162,000	45,952

Security	Shares	Value

China Shineway Pharmaceutical Group Ltd.	72,000	$108,429
Dawnrays Pharmaceutical Holdings Ltd.	72,000	18,103
Extrawell Pharmaceutical Holdings Ltd.[a]	360,000	22,048
Hua Han Bio-Pharmaceutical Holdings Ltd. Class H	254,880	49,294
Lijun International Pharmaceutical Holding Co. Ltd.[b]	270,000	76,936
Livzon Pharmaceutical Group Inc. Class B	14,400	34,627
Real Nutriceutical Group Ltd.[b]	162,000	44,490
Shandong Luoxin Pharmacy Stock Co. Ltd. Class H	36,000	27,850
Sino Biopharmaceutical Ltd.	648,000	253,156
Tong Ren Tang Technologies Co. Ltd. Class H	54,000	99,285
Winteam Pharmaceutical Group Ltd.	108,000	20,191

		836,297
PIPELINES — 0.63%
China Oil and Gas Group Ltd.[a]	900,000	90,512

		90,512
REAL ESTATE — 13.64%
Beijing Capital Land Ltd. Class Hb	234,000	61,850
Beijing North Star Co. Ltd. Class H	162,000	26,109
Beijing Properties Holdings Ltd.[a]	450,000	18,567
Central China Real Estate Ltd.	144,038	33,243
China Aoyuan Property Group Ltd.	270,000	33,768
China Overseas Grand Oceans Group Ltd.	148,500	140,729
China Properties Group Ltd.[a]	117,000	34,244
China SCE Property Holdings Ltd.	216,000	43,446
China South City Holdings Ltd.[b]	414,000	58,183
Fantasia Holdings Group Co. Ltd.[b]	391,500	36,849
Glorious Property Holdings Ltd.[a]	603,000	85,523
Greattown Holdings Ltd. Class Ba	32,319	10,891
Greentown China Holdings Ltd.[b]	148,500	155,472
Henderson Investment Ltd.	252,000	18,845
HKC (Holdings) Ltd.	828,000	31,494
Hopson Development Holdings Ltd.[a,b]	144,000	89,862
Jiangsu Future Land Co. Ltd. Class B	140,400	87,188
Jinchuan Group International Resources Co. Ltd.[a,b]	216,000	44,838
Kai Yuan Holdings Ltd.[a]	1,620,000	42,819
Kaisa Group Holdings Ltd.[a]	324,000	57,232

48	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

KWG Property Holdings Ltd.	256,500	$131,957
Lai Fung Holdings Ltd.	1,314,000	22,364
Minmetals Land Ltd.	252,000	30,217
Powerlong Real Estate Holdings Ltd.	270,000	44,560
Renhe Commercial Holdings Co. Ltd.[a,b]	2,556,000	103,811
Road King Infrastructure Ltd.	54,000	36,553
Shanghai Dingli Technology Development Group Co. Ltd. Class Ba	27,900	17,326
Shanghai Industrial Urban Development Group Ltd.[a]	324,000	53,890
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	56,700	36,628
Shanghai Lingyun Industries Development Co. Ltd. Class Ba	43,200	20,520
Shanghai Waigaoqiao Free Trade Zone Development Co. Ltd. Class B	43,200	28,512
Shenzhen International Enterprise Co., Ltd. Class Ba	10,800	12,519
Shenzhen Investment Ltd.	486,000	110,286
Silver Grant International Industries Ltd.	34,000	4,296
Sinolink Worldwide Holdings Ltd.[a]	450,000	29,010
SPG Land Holdings Ltd.[a]	72,000	14,853
SRE Group Ltd.[a]	810,286	36,566
Sunac China Holdings Ltd.	198,000	91,650
Yuzhou Properties Co.	162,200	36,598

		1,973,268
REAL ESTATE INVESTMENT TRUSTS — 0.46%
Yuexiu Real Estate Investment Trust	144,000	67,026

		67,026
RETAIL — 5.71%
361 Degrees International Ltd.[b]	144,000	38,062
Ajisen (China) Holdings Ltd.[b]	117,000	71,807
Boshiwa International Holding Ltd.[a,c]	153,000	24,856
Century Ginwa Retail Holdings Ltd.[a]	396,000	22,210
China Dongxiang (Group) Co. Ltd.[b]	621,000	61,653
China Flooring Holding Co. Ltd.	108,000	17,546
Embry Holdings Ltd.	27,000	12,358
Evergreen International Holdings Ltd.	63,000	13,403
FIYTA Holdings Ltd. Class B	17,100	12,148
Lao Feng Xiang Co. Ltd.	44,280	67,793
Le Saunda Holdings Ltd.	72,000	18,567
Li Ning Co. Ltd.[b]	162,000	77,701

Security	Shares	Value

Maoye International Holdings Ltd.[b]	297,000	$52,462
New World Department Store China Ltd.[b]	108,000	58,624
PCD Stores Ltd.	612,000	41,821
Ports Design Ltd.[b]	81,000	63,811
Pou Sheng International Holdings Ltd.[a]	423,000	31,088
Shirble Department Stores Ltd.[c]	144,000	10,026
Sparkle Roll Group Ltd.[b]	360,000	20,191
Viva China Holdings Ltd.[a]	1,548,000	14,969
Xinhua Winshare Publishing and Media Co. Ltd. Class H	90,000	42,471
XTEP International Holdings Ltd.[b]	144,000	52,544

		826,111
SEMICONDUCTORS — 1.68%
Apollo Solar Energy Technology Holdings Ltd.[a]	1,008,000	27,683
Comtec Solar Systems Group Ltd.[a,b]	126,000	10,722
Heng Xin China Holdings Ltd.[a,b]	432,000	17,267
Semiconductor Manufacturing International Corp.[a]	4,644,000	176,638
Solargiga Energy Holdings Ltd.[a]	225,000	11,459

		243,769
SHIPBUILDING — 0.23%
Guangzhou Shipyard International Co. Ltd. Class Ha	54,800	33,420

		33,420
SOFTWARE — 2.32%
China ITS Holdings Co. Ltd.[a]	126,000	15,596
Chinasoft International Ltd.[a]	180,000	40,614
Kingdee International Software Group Co. Ltd.[a,b]	415,200	62,099
Kingsoft Corp. Ltd.[b]	126,000	58,322
NetDragon Websoft Inc.	31,500	27,821
Shanghai Baosight Software Co. Ltd. Class B	21,690	23,122
Travelsky Technology Ltd. Class H	207,500	107,819

		335,393
TELECOMMUNICATIONS — 2.31%
BYD Electronic International Co. Ltd.	171,000	34,615
China All Access Holdings Ltd.[b]	162,000	24,021
China Energine International Holdings Ltd.[a]	378,000	11,112
China Wireless Technologies Ltd.	324,000	57,649

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

Comba Telecom Systems Holdings Ltd.[b]	184,500	$47,577
DBA Telecommunications (Asia) Holdings Ltd.	108,000	68,372
Eastern Communications Co. Ltd. Class B	63,000	22,113
Nanjing Panda Electronics Co. Ltd. Class H	36,000	7,612
O-Net Communications Group Ltd.	72,000	16,246
Shanghai Potevio Co. Ltd. Class B	27,900	13,225
SIM Technology Group Ltd.	180,000	8,587
TCL Communication Technology Holdings Ltd.	108,000	23,394

		334,523
TEXTILES — 0.71%
International Taifeng Holdings Ltd.	72,000	17,081
Shanghai Haixin Group Co. Ltd. Class Ba	90,000	35,820
Sijia Group Co. Ltd.	81,000	17,232
Weiqiao Textile Co. Ltd. Class H	94,500	32,776

		102,909
TOYS, GAMES & HOBBIES — 0.21%
Hutchison Harbour Ring Ltd.	378,000	30,217

		30,217
TRANSPORTATION — 2.05%
Cosco International Holdings Ltd.	144,000	55,700
Dazhong Transportation Group Co. Ltd. Class B	113,400	51,030
Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	36,000	24,084
Sinotrans Ltd. Class H	351,000	47,519
Sinotrans Shipping Ltd.[b]	328,500	66,498
Tianjin Marine Shipping Co. Ltd. Class Ba	33,300	8,691
Tianjin Port Development Holdings Ltd.	414,000	43,771

		297,293

TOTAL COMMON STOCKS
(Cost: $21,810,213)		14,388,210

SHORT-TERM INVESTMENTS — 25.02%

MONEY MARKET FUNDS — 25.02%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[d,e,f]	3,353,651	3,353,651

Security	Shares	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.23%[d,e,f]	254,144	$254,144
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[d,e]	11,941	11,941

		3,619,736

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,619,736)		3,619,736

TOTAL INVESTMENTS IN SECURITIES —124.47%
(Cost: $25,429,949)		18,007,946
Other Assets, Less Liabilities — (24.47)%		(3,539,674)

NET ASSETS — 100.00%		$14,468,272

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GERMANY SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 93.50%

ADVERTISING — 0.18%
Stroer Out-Of-Home Media AGa	482	$4,678

		4,678
AEROSPACE & DEFENSE — 5.05%
MTU Aero Engines Holding AG	1,762	134,748

		134,748
AGRICULTURE — 0.97%
KWS Saat AG	99	25,831

		25,831
AIRLINES — 0.21%
Air Berlin PLC[a]	2,436	5,656

		5,656
APPAREL — 1.27%
Gerry Weber International AG	835	33,817

		33,817
AUTO PARTS & EQUIPMENT — 2.57%
ElringKlinger AG	1,133	33,283
Grammer AG	317	5,662
NORMA Group	796	20,102
SAF-Holland SAa	1,635	9,522

		68,569
BANKS — 1.64%
Aareal Bank AGa	1,753	35,134
Comdirect Bank AG	907	8,565

		43,699
BIOTECHNOLOGY — 0.64%
MorphoSys AGa,b	700	17,206

		17,206
BUILDING MATERIALS — 0.62%
Asian Bamboo AG Bearer	307	2,380
Bauer AG	423	8,691
CENTROTEC Sustainable AG	340	5,541

		16,612
CHEMICALS — 7.10%
H&R AG	414	6,575
SGL Carbon SEb	1,210	46,732
Symrise AG	4,011	136,079

		189,386

Security	Shares	Value

COMMERCIAL SERVICES — 6.38%
Bertrandt AG	175	$12,188
Evotec AGa	2,103	6,831
GFK SE	591	26,185
Hamburger Hafen und Logistik AG	906	22,132
R Stahl AG	152	5,269
Sixt AG	876	15,547
Wirecard AG	3,830	82,192

		170,344
COMPUTERS — 2.37%
Bechtle AG	581	22,897
Wincor Nixdorf AG	1,053	40,224

		63,121
DIVERSIFIED FINANCIAL SERVICES — 1.00%
Aurelius AG	145	6,455
Deutsche Beteiligungs AG	350	7,604
MLP AG	2,179	12,637

		26,696
ELECTRICAL COMPONENTS & EQUIPMENT — 2.23%
LEONI AG	1,123	42,183
Vossloh AG	199	17,416

		59,599
ENERGY — ALTERNATE SOURCES — 0.42%
CropEnergies AG	871	4,905
Nordex SEa	1,620	6,414

		11,319
ENGINEERING & CONSTRUCTION — 4.99%
Bilfinger Berger SE	1,580	133,098

		133,098
ENTERTAINMENT — 0.41%
Borussia Dortmund GmbH & Co. KGaA[a]	1,900	6,323
Tipp24 SEa	99	4,679

		11,002
HAND & MACHINE TOOLS — 1.90%
Gildemeister AG	1,797	26,219
KUKA AGa	977	24,421

		50,640
HEALTH CARE — PRODUCTS — 1.81%
Carl Zeiss Meditec AG	1,267	30,919
Draegerwerk AG & Co. KGaA	59	4,745

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

STRATEC Biomedical AG	299	$12,776

		48,440
HOLDING COMPANIES — DIVERSIFIED — 0.29%
KHD Humboldt Wedag International AGa	1,310	7,777

		7,777
HOME FURNISHINGS — 1.17%
Rational AG	130	31,110

		31,110
INTERNET — 0.38%
XING AG	122	5,536
zooplus AGa	147	4,594

		10,130
LEISURE TIME — 2.21%
CTS Eventim AG	752	21,896
TUI AGa	4,730	37,097

		58,993
MACHINERY — 7.55%
DEUTZ AGa	2,913	10,905
Duerr AG	414	27,308
Heidelberger Druckmaschinen AGa,b	6,401	8,206
Homag Group AGa	324	4,233
Krones AG	461	22,540
KSB AG	10	5,392
Muehlbauer Holding AG & Co. KGaA	182	5,094
Pfeiffer Vacuum Technology AG	348	34,654
Rheinmetall AG	1,413	70,077
Wacker Neuson SE	903	13,016

		201,425
MANUFACTURING — 1.68%
Balda AG	1,508	9,582
Gesco AG	72	5,914
Indus Holding AG	738	17,977
Jenoptik AG	1,535	11,489

		44,962
MEDIA — 1.96%
Constantin Medien AGa	2,883	4,982
Sky Deutschland AGa,b	13,577	47,303

		52,285
METAL FABRICATE & HARDWARE — 3.59%
Aurubis AG	1,184	64,264

Security	Shares	Value

Kloeckner & Co. SEa	3,468	$31,588

		95,852
OIL & GAS — 1.40%
Fuchs Petrolub AG	676	37,326

		37,326
OIL & GAS SERVICES — 0.22%
C.A.T. oil AG	821	5,951

		5,951
PACKAGING & CONTAINERS — 2.03%
Gerresheimer AGa	1,076	54,103

		54,103
PHARMACEUTICALS — 2.16%
Stada Arzneimittel AG	2,041	57,525

		57,525
REAL ESTATE — 11.05%
Deutsche EuroShop AG	1,576	57,759
Deutsche Wohnen AG Bearer	4,964	84,158
DIC Asset AG	648	5,781
GAGFAH SAa	3,240	35,151
GSW Immobilien AG	1,707	60,979
IVG Immobilien AGa	5,707	13,013
PATRIZIA Immobilien AGa	936	5,279
TAG Immobilien AG	3,424	32,711

		294,831
REAL ESTATE INVESTMENT TRUSTS — 1.55%
Alstria Office REIT AG	2,356	25,902
Hamborner REIT AG	1,133	9,754
Prime Office REIT AG	1,330	5,784

		41,440
RETAIL — 3.19%
BayWa AG Registered	499	19,772
Cewe Color Holding AG	141	5,112
Delticom AG	144	9,529
Douglas Holding AG	756	34,210
Takkt AG	492	5,588
Tom Tailor Holding AG	562	10,878

		85,089
SEMICONDUCTORS — 4.32%
AIXTRON AG	3,351	49,716
Dialog Semiconductor PLC[a,b]	1,995	43,039
Elmos Semiconductor AG	609	5,538

52	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

Kontron AG	1,810	$9,062
Suss Microtec AGa,b	812	7,944

		115,299
SOFTWARE — 3.51%
Nemetschek AG	135	5,020
PSI AG	282	5,794
Software AG	2,392	82,886

		93,700
TELECOMMUNICATIONS — 3.30%
ADVA Optical Networking SEa	1,553	10,062
Drillisch AG	1,767	19,544
Freenet AG	3,408	52,366
QSC AG	2,429	6,203

		88,175
TRANSPORTATION — 0.18%
VTG AG	307	4,915

		4,915

TOTAL COMMON STOCKS
(Cost: $2,410,915)		2,495,349

PREFERRED STOCKS — 6.26%

BIOTECHNOLOGY — 0.33%
Biotest AG	172	8,825

		8,825
BUILDING MATERIALS — 0.46%
Sto AG	87	12,282

		12,282
COMMERCIAL SERVICES — 0.20%
Sixt AG	353	5,437

		5,437
ELECTRONICS — 0.86%
Sartorius AG	333	23,044

		23,044
HEALTH CARE — PRODUCTS — 0.95%
Draegerwerk AG & Co. KGaA[b]	273	25,300

		25,300
MACHINERY — 0.72%
Jungheinrich AG	614	19,155

		19,155

Security	Shares	Value

OIL & GAS — 2.74%
Fuchs Petrolub AG	1,246	$73,032

		73,032

TOTAL PREFERRED STOCKS
(Cost: $139,745)		167,075

SHORT-TERM INVESTMENTS — 5.50%

MONEY MARKET FUNDS — 5.50%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[c,d,e]	135,765	135,765
BlackRock Cash Funds: Prime, SL Agency Shares
0.23%[c,d,e]	10,289	10,289
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[c,d]	811	811

		146,865

TOTAL SHORT-TERM INVESTMENTS
(Cost: $146,865)		146,865

TOTAL INVESTMENTS IN SECURITIES — 105.26%
(Cost: $2,697,525)		2,809,289
Other Assets, Less Liabilities — (5.26)%		(140,346)

NET ASSETS — 100.00%		$2,668,943

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® MSCI HONG KONG SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 99.74%

APPAREL — 2.67%
Stella International Holdings Ltd.[a]	58,000	$138,190

		138,190
AUTO PARTS & EQUIPMENT — 2.14%
Xinyi Glass Holdings Co. Ltd.	242,000	110,762

		110,762
BANKS — 4.52%
Dah Sing Banking Group Ltd.	116,800	106,918
Dah Sing Financial Holdings Ltd.	37,600	126,525

		233,443
BEVERAGES — 1.99%
Silver Base Group Holdings Ltd.[a]	50,225	20,721
Vitasoy International Holdings Ltd.	96,000	81,937

		102,658
BIOTECHNOLOGY — 0.20%
CK Life Sciences International (Holdings) Inc.	150,000	10,443

		10,443
CHEMICALS — 0.32%
Sateri Holdings Ltd.	73,500	16,489

		16,489
DISTRIBUTION & WHOLESALE — 0.50%
APAC Resources Ltd.[b]	80,000	2,527
Pacific Andes International Holdings Ltd.	34,000	1,732
VST Holdings Ltd.	68,000	12,712
YGM Trading Ltd.	4,053	8,789

		25,760
DIVERSIFIED FINANCIAL SERVICES — 1.03%
Get Nice Holdings Ltd.	44,000	1,759
Guotai Junan International Holdings Ltd.	16,000	4,497
Haitong International Securities Group Ltd.	6,000	2,104
Value Partners Group Ltd.	106,000	45,099

		53,459
ELECTRIC — 0.16%
China WindPower Group Ltd.	330,000	8,084

		8,084
ELECTRICAL COMPONENTS & EQUIPMENT — 4.04%
Johnson Electric Holdings Ltd.	288,000	168,948
Neo-Neon Holdings Ltd.[b]	62,000	12,390

Security	Shares	Value

Sinopoly Battery Ltd.[b]	740,000	$27,191

		208,529
ELECTRONICS — 6.48%
AAC Technologies Holdings Inc.	94,000	319,343
Truly International Holdings Ltd.	116,000	15,703

		335,046
ENTERTAINMENT — 0.26%
eSun Holdings Ltd.[b]	60,000	7,117
Imagi International Holdings Ltd.[b]	544,000	6,523

		13,640
FOREST PRODUCTS & PAPER — 0.32%
China Resources and Transportation Group Ltd.[b]	500,000	16,761

		16,761
HAND & MACHINE TOOLS — 5.26%
Techtronic Industries Co. Ltd.	179,000	271,861

		271,861
HOLDING COMPANIES — DIVERSIFIED — 2.23%
China Financial International Investments Ltd.[b]	220,000	13,898
Melco International Development Ltd.[a]	125,000	101,209

		115,107
HOUSEHOLD PRODUCTS & WARES — 0.14%
Goodbaby International Holdings Ltd.	24,000	6,993

		6,993
INTERNET — 0.08%
SUNeVision Holdings Ltd.	20,000	4,100

		4,100
IRON & STEEL — 0.12%
Newton Resources Ltd.[b]	66,000	6,297

		6,297
LODGING — 0.43%
Kosmopolito Hotels International Ltd.	20,000	4,538
Regal Hotels International Holdings Ltd.	44,000	17,813

		22,351
MANUFACTURING — 1.33%
Lee & Man Chemical Co. Ltd.	8,000	3,806
Singamas Container Holdings Ltd.	296,000	64,877

		68,683

54	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI HONG KONG SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

MEDIA — 5.03%
Television Broadcasts Ltd.	36,000	$259,919

		259,919
METAL FABRICATE & HARDWARE — 0.19%
EVA Precision Industrial Holdings Ltd.	124,000	9,912

		9,912
MINING — 3.70%
China Daye Non-Ferrous Metals Mining Ltd.[b]	182,000	7,509
CST Mining Group Ltd.[b]	3,912,000	51,950
G-Resources Group Ltd.[b]	2,304,000	105,453
IRC Ltd.[a],b	84,000	6,931
Mongolia Energy Corp. Ltd.[b]	446,000	19,263

		191,106
OIL & GAS — 1.78%
Brightoil Petroleum (Holdings) Ltd.[a]	414,000	74,727
Pearl Oriental Oil Ltd.[b]	182,000	15,018
Ruifeng Petroleum Chemical Holdings Ltd.[b]	285,000	2,388

		92,133
PHARMACEUTICALS — 0.74%
United Laboratories International Holdings Ltd. (The)	78,000	38,114

		38,114
REAL ESTATE — 10.13%
Great Eagle Holdings Ltd.	65,000	179,758
HKR International Ltd.	53,600	20,317
K. Wah International Holdings Ltd.	73,000	30,306
Kowloon Development Co. Ltd.	158,000	155,632
Lai Sun Development Co. Ltd.[b]	204,000	3,656
Midland Holdings Ltd.	102,000	55,890
Richfield Group Holdings Ltd.	80,000	3,816
Shun Tak Holdings Ltd.	204,000	73,907

		523,282
REAL ESTATE INVESTMENT TRUSTS — 4.98%
Champion REIT	583,000	257,065

		257,065
RETAIL — 21.92%
Bonjour Holdings Ltd.[a]	180,000	23,439
Cafe de Coral Holdings Ltd.	60,000	167,478
Chow Sang Sang Holdings International Ltd.[a]	42,000	84,907

Security	Shares	Value

Emperor Watch & Jewellery Ltd.	460,000	$43,887
Esprit Holdings Ltd.[a]	171,500	262,239
Giordano International Ltd.	214,000	165,268
I.T Ltd.[a]	64,000	30,035
Luk Fook Holdings International Ltd.	41,000	104,770
Man Wah Holdings Ltd.	41,600	16,573
Ming Fung Jewellery Group Ltd.[b]	280,000	13,357
Oriental Watch Holdings Ltd.	54,000	15,873
Sa Sa International Holdings Ltd.[a]	158,000	103,279
Trinity Ltd.[a]	156,000	101,570

		1,132,675
SEMICONDUCTORS — 0.29%
Honbridge Holdings Ltd.[b]	200,000	15,213

		15,213
TELECOMMUNICATIONS — 10.94%
Citic Telecom International Holdings Ltd.	44,000	8,396
Hutchison Telecommunications Hong Kong Holdings Ltd.	300,000	146,978
SmarTone Telecommunications Holding Ltd.	53,000	113,021
VTech Holdings Ltd.[a]	24,300	297,004

		565,399
TEXTILES — 2.80%
Pacific Textile Holdings Ltd.	109,000	69,282
Texwinca Holdings Ltd.	88,000	71,591
Victory City International Holdings Ltd.	34,000	3,551

		144,424
TRANSPORTATION — 3.02%
Pacific Basin Shipping Ltd.[a]	305,000	127,014
SITC International Holdings Co. Ltd.	118,000	29,058

		156,072

TOTAL COMMON STOCKS
(Cost: $4,847,666)		5,153,970

SHORT-TERM INVESTMENTS — 17.39%

MONEY MARKET FUNDS — 17.39%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[c,d,e]	832,921	832,921
BlackRock Cash Funds: Prime, SL Agency Shares
0.23%[c,d,e]	63,120	63,120

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI HONG KONG SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[c,d]	2,617	$2,617

		898,658

TOTAL SHORT-TERM INVESTMENTS
(Cost: $898,658)		898,658

TOTAL INVESTMENTS IN SECURITIES — 117.13%
(Cost: $5,746,324)		6,052,628
Other Assets, Less Liabilities — (17.13)%		(885,315)

NET ASSETS — 100.00%		$5,167,313

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

56	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SINGAPORE SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 99.51%

AGRICULTURE — 6.38%
First Resources Ltd.	57,000	$95,046
GMG Global Ltd.	382,000	37,361
Indofood Agri Resources Ltd.	60,000	67,099

		199,506
AIRLINES — 0.13%
Tiger Airways Holdings Ltd.[a]	7,000	4,097

		4,097
COAL — 1.82%
Sakari Resources Ltd.	38,000	56,966

		56,966
COMMERCIAL SERVICES — 1.84%
Ezion Holdings Ltd.	68,000	57,512

		57,512
COMPUTERS — 0.89%
CSE Global Ltd.	42,000	27,946

		27,946
DIVERSIFIED FINANCIAL SERVICES — 1.31%
ARA Asset Management Ltd.[b]	35,000	41,106

		41,106
ELECTRONICS — 4.17%
Venture Corp. Ltd.	21,000	130,640

		130,640
ENGINEERING & CONSTRUCTION — 3.95%
SATS Ltd.	59,000	123,449

		123,449
ENVIRONMENTAL CONTROL — 2.47%
Hyflux Ltd.	71,000	77,409

		77,409
FOOD — 0.50%
China Minzhong Food Corp. Ltd.[a,c]	27,000	15,584

		15,584
HEALTH CARE — PRODUCTS — 2.21%
Biosensors International Group Ltd.[a,c]	70,000	69,304

		69,304
HEALTH CARE — SERVICES — 0.12%
Raffles Medical Group Ltd.	2,000	3,800

		3,800

Security	Shares	Value

HOUSEHOLD PRODUCTS & WARES — 1.30%
OSIM International Ltd.	40,000	$40,564

		40,564
LODGING — 2.37%
Overseas Union Enterprise Ltd.[c]	37,000	74,154

		74,154
MINING — 3.48%
LionGold Corp. Ltd.[a,c]	71,000	70,579
Midas Holdings Ltd.	137,000	38,440

		109,019
OIL & GAS SERVICES — 0.08%
Swiber Holdings Ltd.[a]	5,000	2,365

		2,365
REAL ESTATE — 5.75%
Wing Tai Holdings Ltd.	91,800	112,597
Yanlord Land Group Ltd.[a]	72,000	67,244

		179,841
REAL ESTATE INVESTMENT TRUSTS — 47.72%
Ascott Residence Trust	41,000	41,085
Cache Logistics Trust	41,000	36,977
Cambridge Industrial Trust	97,000	48,212
CapitaCommercial Trust	225,000	256,133
CDL Hospitality Trusts	62,000	100,898
Frasers Centrepoint Trust[c]	45,000	64,394
Frasers Commercial Trust	24,000	21,549
K-REIT Asia[c]	117,000	105,051
Lippo Malls Indonesia Retail Trust	289,000	100,782
Mapletree Commercial Trust	94,000	82,892
Mapletree Industrial Trust	120,000	130,832
Mapletree Logistics Trust	120,000	106,782
Parkway Life REIT	24,000	36,941
Perennial China Retail Trust[c]	128,000	48,228
Starhill Global REIT	84,000	49,495
Suntec REIT	227,000	262,959

		1,493,210
SHIPBUILDING — 2.12%
Jaya Holdings Ltd.[a]	15,000	6,614
STX OSV Holdings Ltd.	49,000	59,708

		66,322

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI SINGAPORE SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

TELECOMMUNICATIONS — 2.43%
M1 Ltd.[c]	37,000	$75,934

		75,934
TRANSPORTATION — 8.47%
Ezra Holdings Ltd.[a,c]	66,000	56,878
Singapore Post Ltd.	136,000	117,749
SMRT Corp. Ltd.[c]	68,000	90,492

		265,119

TOTAL COMMON STOCKS
(Cost: $2,548,843)		3,113,847

SHORT-TERM INVESTMENTS — 17.10%

MONEY MARKET FUNDS — 17.10%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[d,e,f]	496,355	496,355
BlackRock Cash Funds: Prime, SL Agency Shares
0.23%[d,e,f]	37,615	37,615
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[d,e]	1,001	1,001

		534,971

TOTAL SHORT-TERM INVESTMENTS
(Cost: $534,971)		534,971

TOTAL INVESTMENTS IN SECURITIES — 116.61%
(Cost: $3,083,814)		3,648,818
Other Assets, Less Liabilities — (16.61)%		(519,640)

NET ASSETS — 100.00%		$3,129,178

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

58	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI UNITED KINGDOM SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 99.64%

ADVERTISING — 1.10%
Aegis Group PLC	8,133	$30,680

		30,680
AEROSPACE & DEFENSE — 1.45%
BBA Aviation PLC	4,490	13,557
Chemring Group PLC	2,141	11,188
Ultra Electronics Holdings PLC	649	15,834

		40,579
AGRICULTURE — 0.44%
Genus PLC	562	12,238

		12,238
AIRLINES — 0.47%
easyJet PLC	1,563	13,183

		13,183
BEVERAGES — 0.75%
Britvic PLC	2,275	11,549
Marston’s PLC	5,371	9,486

		21,035
BIOTECHNOLOGY — 0.45%
Abcam PLC	1,705	11,036
Andor Technology Ltd.[a]	245	1,549

		12,585
CHEMICALS — 2.57%
AZ Electronic Materials SA	3,340	16,488
Elementis PLC	4,232	14,802
Filtrona PLC	1,963	16,681
Victrex PLC	752	16,029
Yule Catto & Co. PLC	3,046	7,843

		71,843
COAL — 0.20%
New World Resources PLC Class A	1,324	5,697

		5,697
COMMERCIAL SERVICES — 7.15%
Ashtead Group PLC	5,098	22,948
Chime Communications PLC	604	1,924
Davis Service Group PLC (The)	1,619	13,963
De La Rue PLC	935	15,504
Dignity PLC	515	7,403
Hays PLC	14,208	15,515

Security	Shares	Value

Homeserve PLC	2,663	$9,348
Interserve PLC	1,184	6,734
ITE Group PLC	2,613	8,417
Mears Group PLC	799	3,490
Michael Page International PLC	2,968	17,084
Northgate PLC	1,252	4,405
QinetiQ Group PLC	6,225	16,908
Rentokil Initial PLC	17,612	21,526
RPS Group PLC	2,047	7,891
Savills PLC	1,184	7,357
Speedy Hire PLC	4,842	1,807
Sthree PLC	914	4,148
W.S. Atkins PLC	942	9,898
Xchanging PLC[a]	2,021	3,692

		199,962
COMPUTERS — 0.46%
Computacenter PLC	867	5,263
SDL PLC	742	7,578

		12,841
COSMETICS & PERSONAL CARE — 0.47%
PZ Cussons PLC	2,702	13,047

		13,047
DISTRIBUTION & WHOLESALE — 1.62%
Diploma PLC	1,065	7,226
Inchcape PLC	4,371	25,584
John Menzies PLC	390	3,903
SIG PLC	5,557	8,654

		45,367
DIVERSIFIED FINANCIAL SERVICES — 7.44%
Ashmore Group PLC	3,508	18,332
Brewin Dolphin Holdings PLC	2,281	5,387
Close Brothers Group PLC	1,430	17,705
F&C Asset Management PLC	4,500	6,433
Hargreaves Lansdown PLC	2,289	22,578
Henderson Group PLC	10,757	18,128
IG Group Holdings PLC	3,504	23,960
Intermediate Capital Group PLC	4,097	18,345
International Personal Finance PLC	2,741	12,595
Jupiter Fund Management PLC	2,946	10,547
Paragon Group of Companies PLC	2,965	8,906
Provident Financial PLC	1,312	27,508
Rathbone Brothers PLC	408	8,288

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

Tullett Prebon PLC	2,029	$9,346

		208,058
ELECTRIC — 0.10%
XP Power Ltd.[b]	163	2,799

		2,799
ELECTRICAL COMPONENTS & EQUIPMENT — 0.06%
Volex PLC	439	1,806

		1,806
ELECTRONICS — 4.58%
Dialight PLC	311	5,725
Electrocomponents PLC	4,109	14,508
Halma PLC	3,797	24,516
Premier Farnell PLC	3,481	10,572
Renishaw PLC	343	8,526
Rotork PLC	858	29,954
Spectris PLC	1,123	30,841
TT electronics PLC	1,386	3,258

		127,900
ENGINEERING & CONSTRUCTION — 1.64%
Carillion PLC	4,422	19,498
Costain Group PLC	361	1,386
Galliford Try PLC	769	7,787
Keller Group PLC	572	4,643
Kier Group PLC	359	7,361
Morgan Sindall Group PLC	346	3,443
Severfield-Rowen PLC	833	1,736

		45,854
ENTERTAINMENT — 3.08%
888 Holdings PLC[a]	1,887	2,533
Betfair Group PLC	752	8,624
Cineworld Group PLC	1,337	5,229
Ladbrokes PLC	8,552	23,051
PartyGaming PLC[a]	6,385	9,543
Rank Group PLC	915	1,918
Sportingbet PLC	5,582	3,547
William Hill PLC	6,616	31,557

		86,002
ENVIRONMENTAL CONTROL — 0.19%
Shanks Group PLC	3,734	5,326

		5,326

Security	Shares	Value

FOOD — 1.94%
Booker Group PLC	14,869	$22,342
Dairy Crest Group PLC	1,255	6,817
Devro PLC	1,549	7,693
Greencore Group PLC	3,894	4,902
Greggs PLC	904	7,047
Ocado Group PLC[a]	3,797	3,649
Premier Foods PLC[a]	1,909	1,774

		54,224
FOREST PRODUCTS & PAPER — 1.97%
DS Smith PLC	9,312	23,887
Mondi PLC	3,543	31,205

		55,092
HEALTH CARE — PRODUCTS — 0.10%
Advanced Medical Solutions Group PLC	1,890	2,049
Immunodiagnostic Systems Holdings PLC	172	683

		2,732
HEALTH CARE — SERVICES — 0.26%
Synergy Health PLC	520	7,281

		7,281
HOLDING COMPANIES — DIVERSIFIED — 1.57%
Drax Group PLC	3,438	25,447
Lonrho PLC[a]	23,498	3,004
Mitie Group PLC	3,389	15,390

		43,841
HOME BUILDERS — 5.10%
Barratt Developments PLC[a]	9,743	23,213
Bellway PLC	1,139	15,721
Berkeley Group Holdings PLC (The)[a]	1,244	28,532
Bovis Homes Group PLC	1,256	9,440
Persimmon PLC	2,994	33,194
Redrow PLC[a]	2,661	6,556
Taylor Wimpey PLC	32,010	26,057

		142,713
HOME FURNISHINGS — 0.76%
Galiform PLC	5,971	13,799
Pace PLC	2,578	7,330

		21,129
HOUSEHOLD PRODUCTS & WARES — 0.12%
McBride PLC[a]	1,689	3,427

		3,427

60	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

INSURANCE — 5.41%
Amlin PLC	4,896	$29,987
Beazley PLC	5,289	13,920
Catlin Group Ltd.	3,459	25,196
Chesnara PLC	1,078	3,185
Hiscox Ltd.	3,730	27,531
Jardine Lloyd Thompson Group PLC	1,229	14,992
Lancashire Holdings Ltd.	1,540	19,593
Phoenix Group Holdings	842	6,553
St James’s Place PLC	1,854	10,239

		151,196
INTERNET — 2.07%
ASOS PLC[a]	694	20,172
Blinkx PLC[a]	4,447	3,249
Cupid PLC	339	1,115
Moneysupermarket.com Group PLC	2,396	5,138
Monitise PLC[a]	5,291	2,689
Rightmove PLC	994	25,388

		57,751
IRON & STEEL — 0.15%
London Mining PLC[a]	1,915	4,175

		4,175
LEISURE TIME — 0.08%
Thomas Cook Group PLC	8,207	2,118

		2,118
LODGING — 0.41%
Millennium & Copthorne Hotels PLC	1,495	11,405

		11,405
MACHINERY — 0.88%
Spirax-Sarco Engineering PLC	784	24,519

		24,519
MANUFACTURING — 2.46%
Cookson Group PLC	2,782	26,469
Fenner PLC	2,062	11,391
Hill & Smith Holdings PLC	1,020	5,589
Morgan Crucible Co. PLC (The)	2,938	11,993
Senior PLC	4,256	13,344

		68,786
MEDIA — 3.34%
Daily Mail & General Trust PLC Class A NVS	2,823	21,500
Euromoney Institutional Investor PLC	401	4,904

Security	Shares	Value

Informa PLC	5,987	$38,685
Mecom Group PLC	1,482	2,042
UBM PLC	2,446	26,186

		93,317
METAL FABRICATE & HARDWARE — 0.41%
Bodycote PLC	2,079	11,498

		11,498
MINING — 2.36%
African Barrick Gold PLC	1,204	8,493
Anglo Pacific Group PLC	921	3,420
Avocet Mining PLC	1,911	2,756
Centamin PLC[a]	9,968	12,587
Gem Diamonds Ltd.[a]	1,039	2,735
Highland Gold Mining Ltd.	1,752	3,200
Hochschild Mining PLC	1,595	10,957
Pan African Resources PLC	10,194	2,834
Petra Diamonds Ltd.[a]	3,512	5,829
Petropavlovsk PLC	1,813	10,018
Sirius Minerals PLC[a]	11,449	3,091

		65,920
OIL & GAS — 7.55%
Afren PLC[a]	10,802	22,099
Amerisur Resources PLC[a]	7,699	4,433
Bahamas Petroleum Co. PLC[a]	10,901	1,171
Borders & Southern Petroleum PLC[a]	4,589	1,895
Bowleven PLC[a]	3,089	3,422
Cairn Energy PLC[a]	5,940	27,078
Chariot Oil & Gas Ltd.[a]	1,274	2,307
Circle Oil PLC[a]	4,206	1,286
EnQuest PLC[a]	6,317	11,157
Essar Energy PLC[a]	3,226	5,139
Falkland Oil & Gas Ltd.[a]	3,046	4,512
Faroe Petroleum PLC[a]	1,595	3,579
Gulf Keystone Petroleum Ltd.[a]	8,101	26,442
Gulfsands Petroleum PLC[a]	822	1,684
Hardy Oil & Gas PLC[a]	540	1,117
Heritage Oil PLC[a]	1,735	5,346
Ophir Energy PLC[a]	2,271	20,362
Premier Oil PLC[a]	5,228	31,048
Rockhopper Exploration PLC[a]	2,901	7,914
RusPetro PLC[a]	1,404	2,828
Salamander Energy PLC[a]	2,272	7,073

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

San Leon Energy PLC[a]	6,780	$1,239
SOCO International PLC[a]	2,081	11,132
Valiant Petroleum PLC[a]	347	2,453
Xcite Energy Ltd.[a]	2,414	4,294

		211,010
OIL & GAS SERVICES — 2.28%
Hunting PLC	1,221	15,447
John Wood Group PLC	3,337	43,489
Kentz Corp. Ltd.	771	4,868

		63,804
PACKAGING & CONTAINERS — 0.39%
RPC Group PLC	1,598	11,039

		11,039
PHARMACEUTICALS — 1.22%
BTG PLC[a]	3,080	14,784
Hikma Pharmaceuticals PLC	1,299	15,062
Vectura Group PLC[a]	3,105	4,143

		33,989
REAL ESTATE — 2.39%
Capital & Counties Properties PLC	5,949	20,315
Development Securities PLC	1,126	2,884
Grainger PLC	3,900	6,071
Helical Bar PLC	939	2,722
Quintain Estates and Development PLC[a]	4,879	4,262
Raven Russia Ltd.	4,727	4,693
Regus PLC	7,142	11,809
Songbird Estates PLC[a]	2,394	3,888
St. Modwen Properties PLC	1,407	4,425
UNITE Group PLC	1,505	5,857

		66,926
REAL ESTATE INVESTMENT TRUSTS — 3.66%
Big Yellow Group PLC	1,037	5,001
Derwent London PLC	911	27,739
Great Portland Estates PLC	2,948	20,593
Hansteen Holdings PLC	6,362	7,579
London & Stamford Property PLC	4,643	8,872
Metric Property Investments PLC	1,768	2,576
Primary Health Properties PLC	679	3,683
Shaftesbury PLC	2,541	21,007
Workspace Group PLC	1,313	5,381

		102,431

Security	Shares	Value

RETAIL — 7.48%
Carpetright PLC[a]	452	$4,824
Darty PLC	4,981	3,659
Debenhams PLC	12,123	18,582
Domino’s Pizza Group PLC	1,269	10,844
DSG International PLC[a]	33,968	9,469
Dunelm Group PLC	895	8,387
Enterprise Inns PLC[a]	4,744	4,295
Greene King PLC	2,090	18,474
Halfords Group PLC	1,922	7,162
Home Retail Group PLC	7,712	11,496
JD Wetherspoon PLC	990	7,043
Lookers PLC	2,164	2,415
Majestic Wine PLC	596	4,118
Mitchells & Butlers PLC[a]	2,111	9,019
Mothercare PLC	708	2,454
N Brown Group PLC	1,471	6,255
Pendragon PLC[a]	12,603	2,903
Restaurant Group PLC (The)	1,883	9,855
Spirit Pub Co. PLC	6,187	5,479
Sports Direct International PLC[a]	1,630	7,922
SuperGroup PLC[a]	301	2,295
Travis Perkins PLC	2,444	39,828
WH Smith PLC	1,278	12,190

		208,968
SEMICONDUCTORS — 1.34%
CSR PLC	2,170	11,222
Imagination Technologies Group PLC[a]	2,071	19,638
IQE PLC[a]	4,433	1,972
Nanoco Group PLC[a]	1,325	1,152
Wolfson Microelectronics PLC[a]	1,033	3,528

		37,512
SOFTWARE — 2.03%
AVEVA Group PLC	640	18,837
Fidessa Group PLC	375	8,529
Innovation Group PLC[a]	8,243	2,586
Kofax PLC[a]	749	3,283
Micro Focus International PLC	1,557	13,429
Playtech Ltd.	1,636	10,063

		56,727
TELECOMMUNICATIONS — 3.77%
Avanti Communications Group PLC[a]	990	5,535
Cable & Wireless Communications PLC	26,338	14,203

62	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

COLT Group SAa	3,745	$6,977
Kcom Group PLC	4,861	6,022
Laird PLC	2,504	9,315
Spirent Communications PLC	6,348	15,981
TalkTalk Telecom Group PLC	4,739	14,603
Telecity Group PLC	1,938	26,780
Telecom plus PLC	460	6,094

		105,510
TRANSPORTATION — 2.45%
Clarkson PLC	98	1,961
FirstGroup PLC	4,729	18,403
Go-Ahead Group PLC (The)	364	7,516
Hargreaves Services PLC	254	2,899
National Express Group PLC	4,088	14,109
Stagecoach Group PLC	4,076	18,555
Stobart Group Ltd.	2,786	4,956

		68,399
WATER — 1.47%
Pennon Group PLC	3,505	41,002

		41,002

TOTAL COMMON STOCKS
(Cost: $2,542,767)		2,785,243

SHORT-TERM INVESTMENTS — 0.02%

MONEY MARKET FUNDS — 0.02%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[c,d,e]	151	151
BlackRock Cash Funds: Prime, SL Agency Shares
0.23%[c,d,e]	11	11
BlackRock Cash Funds: Treasury, SL Agency Shares
0.06%[c,d]	427	427

		589

TOTAL SHORT-TERM INVESTMENTS
(Cost: $589)		589

Value

TOTAL INVESTMENTS IN SECURITIES — 99.66%
(Cost: $2,543,356)	$2,785,832
Other Assets, Less Liabilities — 0.34%	9,591

NET ASSETS — 100.00%	$2,795,423

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2012

	iShares MSCI Australia Small Cap Index Fund	iShares MSCI Brazil Small Cap Index Fund	iShares MSCI Canada Small Cap Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$1,229,111	$50,823,282	$4,980,476
Affiliated (Note 2)	19,651	16,703	98,181

Total cost of investments	$1,248,762	$50,839,985	$5,078,657

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,126,390	$51,017,967	$4,656,201
Affiliated (Note 2)	19,651	16,703	98,181

Total fair value of investments	1,146,041	51,034,670	4,754,382
Foreign currencies, at value[b]	5,912	88,862	3,133
Receivables:
Investment securities sold	3,315	2,208,588	33,623
Dividends and interest	10,488	137,289	6,416

Total Assets	1,165,756	53,469,409	4,797,554

LIABILITIES
Payables:
Investment securities purchased	2,560	2,135,999	32,513
Collateral for securities on loan (Note 5)	18,956	—	96,586
Investment advisory fees (Note 2)	583	26,053	2,309

Total Liabilities	22,099	2,162,052	131,408

NET ASSETS	$1,143,657	$51,307,357	$4,666,146

Net assets consist of:
Paid-in capital	1,276,753	57,378,121	5,033,195
Undistributed net investment income	14,734	193,115	19,026
Accumulated net realized loss	(45,129)	(6,449,990)	(61,822)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(102,701)	186,111	(324,253)

NET ASSETS	$1,143,657	$51,307,357	$4,666,146

Shares outstanding[c]	50,000	2,000,000	200,000

Net asset value per share	$22.87	$25.65	$23.33

[a]	Securities on loan with values of $17,229, $ – and $93,860, respectively. See Note 5.
[b]	Cost of foreign currencies: $5,926, $88,654 and $3,129, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

64	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2012

	iShares MSCI China Small Cap Index Fund	iShares MSCI Germany Small Cap Index Fund	iShares MSCI Hong Kong Small Cap Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$21,810,213	$2,550,660	$4,847,666
Affiliated (Note 2)	3,619,736	146,865	898,658

Total cost of investments	$25,429,949	$2,697,525	$5,746,324

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$14,388,210	$2,662,424	$5,153,970
Affiliated (Note 2)	3,619,736	146,865	898,658

Total fair value of investments	18,007,946	2,809,289	6,052,628
Foreign currencies, at value[b]	17,929	1,316	5,588
Receivables:
Investment securities sold	356,382	—	81,332
Dividends and interest	50,616	5,703	16,761

Total Assets	18,432,873	2,816,308	6,156,309

LIABILITIES
Payables:
Investment securities purchased	349,070	—	90,380
Collateral for securities on loan (Note 5)	3,607,795	146,054	896,041
Investment advisory fees (Note 2)	7,736	1,311	2,575

Total Liabilities	3,964,601	147,365	988,996

NET ASSETS	$14,468,272	$2,668,943	$5,167,313

Net assets consist of:
Paid-in capital	24,610,700	2,583,536	4,886,652
Undistributed net investment income	84,040	5,039	50,765
Accumulated net realized loss	(2,804,478)	(31,338)	(76,408)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(7,421,990)	111,706	306,304

NET ASSETS	$14,468,272	$2,668,943	$5,167,313

Shares outstanding[c]	450,000	100,000	200,000

Net asset value per share	$32.15	$26.69	$25.84

[a]	Securities on loan with values of $2,932,914, $140,528 and $833,157, respectively. See Note 5.
[b]	Cost of foreign currencies: $17,929, $1,292 and $5,588, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2012

	iShares MSCI Singapore Small Cap Index Fund	iShares MSCI United Kingdom Small Cap Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$2,548,843	$2,542,767
Affiliated (Note 2)	534,971	589

Total cost of investments	$3,083,814	$2,543,356

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,113,847	$2,785,243
Affiliated (Note 2)	534,971	589

Total fair value of investments	3,648,818	2,785,832
Foreign currencies, at value[b]	23,120	4,058
Receivables:
Investment securities sold	30,288	8,803
Dividends and interest	12,382	8,372

Total Assets	3,714,608	2,807,065

LIABILITIES
Payables:
Investment securities purchased	49,920	10,106
Collateral for securities on loan (Note 5)	533,970	162
Investment advisory fees (Note 2)	1,540	1,374

Total Liabilities	585,430	11,642

NET ASSETS	$3,129,178	$2,795,423

Net assets consist of:
Paid-in capital	2,543,549	2,547,924
Undistributed net investment income	54,811	20,020
Accumulated net realized loss	(34,243)	(15,110)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	565,061	242,589

NET ASSETS	$3,129,178	$2,795,423

Shares outstanding[c]	100,000	100,000

Net asset value per share	$31.29	$27.95

[a]	Securities on loan with values of $500,533 and $155, respectively. See Note 5.
[b]	Cost of foreign currencies: $23,016 and $4,038, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

66	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2012

	iShares MSCI Australia Small Cap Index Fund[a]	iShares MSCI Brazil Small Cap Index Fund	iShares MSCI Canada Small Cap Index Fund[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$58,788	$1,457,310	$63,990
Interest — affiliated (Note 2)	—	13	1
Securities lending income — affiliated (Note 2)	235	—	1,585

Total investment income	59,023	1,457,323	65,576

EXPENSES
Investment advisory fees (Note 2)	7,753	308,404	16,734

Total expenses	7,753	308,404	16,734

Net investment income	51,270	1,148,919	48,842

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(44,604)	(4,803,234)	(61,490)
In-kind redemptions — unaffiliated	(128,864)	—	—
Foreign currency transactions	(682)	(129,264)	(1,185)

Net realized loss	(174,150)	(4,932,498)	(62,675)

Net change in unrealized appreciation/depreciation on:
Investments	(102,721)	1,795,906	(324,275)
Translation of assets and liabilities in foreign currencies	20	(7,987)	22

Net change in unrealized appreciation/depreciation	(102,701)	1,787,919	(324,253)

Net realized and unrealized loss	(276,851)	(3,144,579)	(386,928)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(225,581)	$(1,995,660)	$(338,086)

[a]	For the period from January 25, 2012 (commencement of operations) to August 31, 2012.
[b]	Net of foreign withholding tax of $1,428, $72,812 and $10,386, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2012

	iShares MSCI China Small Cap Index Fund	iShares MSCI Germany Small Cap Index Fund[a]	iShares MSCI Hong Kong Small Cap Index Fund[b]

NET INVESTMENT INCOME
Dividends — unaffiliated[c]	$449,532	$64,149	$122,000
Interest — affiliated (Note 2)	7	1	1
Securities lending income - affiliated (Note 2)	72,988	1,875	8,448

	522,527	66,025	130,449
Less: Other foreign taxes (Note 1)	(787)	—	—

Total investment income	521,740	66,025	130,449

EXPENSES
Investment advisory fees (Note 2)	99,122	9,438	20,068

Total expenses	99,122	9,438	20,068

Net investment income	422,618	56,587	110,381

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,530,893)	(31,338)	(67,988)
In-kind redemptions — unaffiliated	(53,019)	—	—
Foreign currency transactions	4	(694)	76

Net realized loss	(2,583,908)	(32,032)	(67,912)

Net change in unrealized appreciation/depreciation on:
Investments	(1,682,277)	111,764	306,304
Translation of assets and liabilities in foreign currencies	70	(58)	—

Net change in unrealized appreciation/depreciation	(1,682,207)	111,706	306,304

Net realized and unrealized gain (loss)	(4,266,115)	79,674	238,392

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,843,497)	$136,261	$348,773

[a]	For the period from January 25, 2012 (commencement of operations) to August 31, 2012.
[b]	For the period from January 10, 2012 (commencement of operations) to August 31, 2012.
[c]	Net of foreign withholding tax of $9,816, $7,314 and $ —, respectively.

See notes to financial statements.

68	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Period ended August 31, 2012

	iShares MSCI Singapore Small Cap Index Fund[a]	iShares MSCI United Kingdom Small Cap Index Fund[b]

NET INVESTMENT INCOME
Dividends — unaffiliated[c]	$126,589	$52,533
Interest — affiliated (Note 2)	1	—
Securities lending income — affiliated (Note 2)	5,130	19

Total investment income	131,720	52,552

EXPENSES
Investment advisory fees (Note 2)	10,920	9,562

Total expenses	10,920	9,562

Net investment income	120,800	42,990

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(34,243)	(6,107)
Foreign currency transactions	(969)	(344)

Net realized loss	(35,212)	(6,451)

Net change in unrealized appreciation/depreciation on:
Investments	565,004	242,476
Translation of assets and liabilities in foreign currencies	57	113

Net change in unrealized appreciation/depreciation	565,061	242,589

Net realized and unrealized gain	529,849	236,138

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$650,649	$279,128

[a]	For the period from January 10, 2012 (commencement of operations) to August 31, 2012.
[b]	For the period from January 25, 2012 (commencement of operations) to August 31, 2012.
[c]	Net of foreign withholding tax of $5,404 and $188, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI Australia Small Cap Index Fund	iShares MSCI Brazil Small Cap Index Fund
	Period from January 25, 2012[a] to August 31, 2012	Year ended August 31, 2012	Period from September 28, 2010[a] to August 31, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$51,270	$1,148,919	$1,144,206
Net realized loss	(174,150)	(4,932,498)	(1,497,255)
Net change in unrealized appreciation/depreciation	(102,701)	1,787,919	(1,601,808)

Net decrease in net assets resulting from operations	(225,581)	(1,995,660)	(1,954,857)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(36,379)	(1,147,422)	(972,825)

Total distributions to shareholders	(36,379)	(1,147,422)	(972,825)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,502,178	13,261,836	58,882,801
Cost of shares redeemed	(1,096,561)	(12,436,283)	(2,330,233)

Net increase in net assets from capital share transactions	1,405,617	825,553	56,552,568

INCREASE (DECREASE) IN NET ASSETS	1,143,657	(2,317,529)	53,624,886

NET ASSETS
Beginning of period	—	53,624,886	—

End of period	$1,143,657	$51,307,357	$53,624,886

Undistributed net investment income included in net assets at end of period	$14,734	$193,115	$171,947

SHARES ISSUED AND REDEEMED
Shares sold	100,000	500,000	2,100,000
Shares redeemed	(50,000)	(500,000)	(100,000)

Net increase in shares outstanding	50,000	—	2,000,000

[a]	Commencement of operations.

See notes to financial statements.

70	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Canada Small Cap Index Fund	iShares MSCI China Small Cap Index Fund
	Period from January 25, 2012[a] to August 31, 2012	Year ended August 31, 2012	Period from September 28, 2010[a] to August 31, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$48,842	$422,618	$318,866
Net realized loss	(62,675)	(2,583,908)	(590,756)
Net change in unrealized appreciation/depreciation	(324,253)	(1,682,207)	(5,739,783)

Net decrease in net assets resulting from operations	(338,086)	(3,843,497)	(6,011,673)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(28,963)	(375,678)	(284,508)

Total distributions to shareholders	(28,963)	(375,678)	(284,508)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,033,195	3,707,545	24,763,586
Cost of shares redeemed	—	(3,487,503)	—

Net increase in net assets from capital share transactions	5,033,195	220,042	24,763,586

INCREASE (DECREASE) IN NET ASSETS	4,666,146	(3,999,133)	18,467,405

NET ASSETS
Beginning of period	—	18,467,405	—

End of period	$4,666,146	$14,468,272	$18,467,405

Undistributed net investment income included in net assets at end of period	$19,026	$84,040	$34,360

SHARES ISSUED AND REDEEMED
Shares sold	200,000	100,000	450,000
Shares redeemed	—	(100,000)	—

Net increase in shares outstanding	200,000	—	450,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Germany Small Cap Index Fund	iShares MSCI Hong Kong Small Cap Index Fund
	Period from January 25, 2012[a] to August 31, 2012	Period from January 10, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$56,587	$110,381
Net realized loss	(32,032)	(67,912)
Net change in unrealized appreciation/depreciation	111,706	306,304

Net increase in net assets resulting from operations	136,261	348,773

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(50,854)	(68,112)

Total distributions to shareholders	(50,854)	(68,112)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,583,536	4,886,652

Net increase in net assets from capital share transactions	2,583,536	4,886,652

INCREASE IN NET ASSETS	2,668,943	5,167,313

NET ASSETS
Beginning of period	—	—

End of period	$2,668,943	$5,167,313

Undistributed net investment income included in net assets at end of period	$5,039	$50,765

SHARES ISSUED
Shares sold	100,000	200,000

Net increase in shares outstanding	100,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

72	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Singapore Small Cap Index Fund	iShares MSCI United Kingdom Small Cap Index Fund
	Period from January 10, 2012[a] to August 31, 2012	Period from January 25, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$120,800	$42,990
Net realized loss	(35,212)	(6,451)
Net change in unrealized appreciation/depreciation	565,061	242,589

Net increase in net assets resulting from operations	650,649	279,128

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(65,020)	(31,629)

Total distributions to shareholders	(65,020)	(31,629)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,543,549	2,547,924

Net increase in net assets from capital share transactions	2,543,549	2,547,924

INCREASE IN NET ASSETS	3,129,178	2,795,423

NET ASSETS
Beginning of period	—	—

End of period	$3,129,178	$2,795,423

Undistributed net investment income included in net assets at end of period	$54,811	$20,020

SHARES ISSUED
Shares sold	100,000	100,000

Net increase in shares outstanding	100,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Australia Small Cap Index Fund
Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$25.02

Income from investment operations:
Net investment income[b]	0.57
Net realized and unrealized loss[c]	(2.36)

Total from investment operations	(1.79)

Less distributions from:
Net investment income	(0.36)

Total distributions	(0.36)

Net asset value, end of period	$22.87

Total return	(7.08)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,144
Ratio of expenses to average net assets[e]	0.59%
Ratio of net investment income to average net assets[e]	3.90%
Portfolio turnover rate[f]	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Brazil Small Cap Index Fund
	Year ended Aug. 31, 2012	Period from Sept. 28, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$26.81	$25.26

Income from investment operations:
Net investment income[b]	0.56	0.73
Net realized and unrealized gain (loss)[c]	(1.14)	1.33

Total from investment operations	(0.58)	2.06

Less distributions from:
Net investment income	(0.58)	(0.51)

Total distributions	(0.58)	(0.51)

Net asset value, end of period	$25.65	$26.81

Total return	(1.82)%	8.03%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$51,307	$53,625
Ratio of expenses to average net assets[e]	0.61%	0.59%
Ratio of net investment income to average net assets[e]	2.27%	2.78%
Portfolio turnover rate[f]	67%	77%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the year ended August 31, 2012 and the period ended August 31, 2011 would have been 43% and 71%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Canada Small Cap Index Fund
Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$25.17

Income from investment operations:
Net investment income[b]	0.24
Net realized and unrealized loss[c]	(1.94)

Total from investment operations	(1.70)

Less distributions from:
Net investment income	(0.14)

Total distributions	(0.14)

Net asset value, end of period	$23.33

Total return	(6.69)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,666
Ratio of expenses to average net assets[e]	0.59%
Ratio of net investment income to average net assets[e]	1.72%
Portfolio turnover rate[f]	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI China Small Cap Index Fund
	Year ended Aug. 31, 2012	Period from Sept. 28, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$41.04	$50.70

Income from investment operations:
Net investment income[b]	0.92	0.80
Net realized and unrealized loss[c]	(8.98)	(9.82)

Total from investment operations	(8.06)	(9.02)

Less distributions from:
Net investment income	(0.83)	(0.64)

Total distributions	(0.83)	(0.64)

Net asset value, end of period	$32.15	$41.04

Total return	(19.70)%	(17.95)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$14,468	$18,467
Ratio of expenses to average net assets[e]	0.61%	0.59%
Ratio of net investment income to average net assets[e]	2.60%	1.69%
Portfolio turnover rate[f]	33%	47%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Germany Small Cap Index Fund
Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$25.84

Income from investment operations:
Net investment income[b]	0.57
Net realized and unrealized gain[c]	0.79

Total from investment operations	1.36

Less distributions from:
Net investment income	(0.51)

Total distributions	(0.51)

Net asset value, end of period	$26.69

Total return	5.34%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,669
Ratio of expenses to average net assets[e]	0.59%
Ratio of net investment income to average net assets[e]	3.54%
Portfolio turnover rate[f]	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Hong Kong Small Cap Index Fund
Period from Jan. 10, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$24.43

Income from investment operations:
Net investment income[b]	0.55
Net realized and unrealized gain[c]	1.20

Total from investment operations	1.75

Less distributions from:
Net investment income	(0.34)

Total distributions	(0.34)

Net asset value, end of period	$25.84

Total return	7.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,167
Ratio of expenses to average net assets[e]	0.59%
Ratio of net investment income to average net assets[e]	3.25%
Portfolio turnover rate[f]	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Singapore Small Cap Index Fund
Period from Jan. 10, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$25.44

Income from investment operations:
Net investment income[b]	1.21
Net realized and unrealized gain[c]	5.29

Total from investment operations	6.50

Less distributions from:
Net investment income	(0.65)

Total distributions	(0.65)

Net asset value, end of period	$31.29

Total return	25.89%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,129
Ratio of expenses to average net assets[e]	0.59%
Ratio of net investment income to average net assets[e]	6.53%
Portfolio turnover rate[f]	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI United Kingdom Small Cap Index Fund
Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$25.48

Income from investment operations:
Net investment income[b]	0.43
Net realized and unrealized gain[c]	2.36

Total from investment operations	2.79

Less distributions from:
Net investment income	(0.32)

Total distributions	(0.32)

Net asset value, end of period	$27.95

Total return	11.02%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,795
Ratio of expenses to average net assets[e]	0.59%
Ratio of net investment income to average net assets[e]	2.65%
Portfolio turnover rate[f]	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares MSCI Index Fund	Diversification Classification
Australia Small Cap[a]	Non-diversified
Brazil Small Cap	Non-diversified
Canada Small Cap[a]	Non-diversified
China Small Cap	Non-diversified

iShares MSCI Index Fund	Diversification Classification
Germany Small Cap[a]	Non-diversified
Hong Kong Small Cap[b]	Non-diversified
Singapore Small Cap[b]	Non-diversified
United Kingdom Small Cap[a]	Non-diversified

[a]	The Fund commenced operations on January 25, 2012.
[b]	The Fund commenced operations on January 10, 2012.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

82	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or other default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust's pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability, including the Funds’ assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2012. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

iShares MSCI Index Fund and Investment Type	Investments
	Level 1	Level 2	Level 3	Total

Australia Small Cap
Assets:
Common Stocks	$1,091,810	$158	$1,868	$1,093,836
Preferred Stocks	1,941	1,023	—	2,964
Rights	—	661	—	661
Investment Companies	28,929	—	—	28,929
Short-Term Investments	19,651	—	—	19,651

	$1,142,331	$1,842	$1,868	$1,146,041

Brazil Small Cap
Assets:
Common Stocks	$43,085,727	$—	$—	$43,085,727
Preferred Stocks	7,932,240	—	—	7,932,240
Short-Term Investments	16,703	—	—	16,703

	$51,034,670	$—	$—	$51,034,670

Canada Small Cap
Assets:
Common Stocks	$4,656,201	$—	$—	$4,656,201
Short-Term Investments	98,181	—	—	98,181

	$4,754,382	$—	$—	$4,754,382

China Small Cap
Assets:
Common Stocks	$14,104,900	$99,545	$183,765	$14,388,210
Short-Term Investments	3,619,736	—	—	3,619,736

	$17,724,636	$99,545	$183,765	$18,007,946

84	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares MSCI Index Fund and Investment Type	Investments
	Level 1	Level 2	Level 3	Total

Germany Small Cap
Assets:
Common Stocks	$2,495,349	$—	$—	$2,495,349
Preferred Stocks	167,075	—	—	167,075
Short-Term Investments	146,865	—	—	146,865

	$2,809,289	$—	$—	$2,809,289

Hong Kong Small Cap
Assets:
Common Stocks	$5,153,970	$—	$—	$5,153,970
Short-Term Investments	898,658	—	—	898,658

	$6,052,628	$—	$—	$6,052,628

Singapore Small Cap
Assets:
Common Stocks	$3,113,847	$—	$—	$3,113,847
Short-Term Investments	534,971	—	—	534,971

	$3,648,818	$—	$—	$3,648,818

United Kingdom Small Cap
Assets:
Common Stocks	$2,785,243	$—	$—	$2,785,243
Short-Term Investments	589	—	—	589

	$2,785,832	$—	$—	$2,785,832

The following table includes a rollforward for the year ended August 31, 2012 of investments whose values are classified as Level 3 as of the beginning or end of the year.

iShares MSCI China Small Cap Index Fund	Common Stocks
Balance at beginning of year	$204,428
Realized gain (loss) and change in unrealized appreciation/depreciation	(207,648)
Purchases	51,412
Sales	(60,106)
Transfers ina	225,627 [b]
Transfers out[a]	(29,948)[c]

Balance at end of year	$183,765

Net change in unrealized appreciation/depreciation on investments still held at end of year	$(171,459)

[a]	Represents the value as of the beginning of the reporting period.
[b]	Transfers in to Level 3 resulted because trading on a recognized securities exchange for certain investments was suspended.
[c]	Transfers out of Level 3 resulted because a certain investment resumed trading on a recognized securities exchange.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the fair value of the iShares MSCI China Small Cap Index Fund’s Level 3 investments as of August 31, 2012:

	Value	Valuation Techniques	Unobservable Inputs [a]	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs [b]
Assets:
Common Stocks	$183,765	Last Trade With Adjustment	Discount Rate	25% - 75%	47.16%

[a]	A change to the unobservable input may result in a significant change to the value of the investments as presented in the table below.
[b]	Unobservable inputs are weighted based on the fair value of the investments included in the range.

A significant change in unobservable inputs would have the following impact on the above Level 3 valuations:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2012 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on

86	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

securities lending income are presented as a reduction of securities lending income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of August 31, 2012, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI Brazil Small Cap and iShares MSCI China Small Cap Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion
0.45	Over $32 billion

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares MSCI Index Fund	Investment Advisory Fee
Australia Small Cap	0.59%
Canada Small Cap	0.59
Germany Small Cap	0.59
Hong Kong Small Cap	0.59
Singapore Small Cap	0.59
United Kingdom Small Cap	0.59

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the period ended August 31, 2012, BTC earned securities lending agent fees from the Funds as follows:

iShares MSCI Index Fund	Securities Lending Agent Fees
Australia Small Cap	$127
Canada Small Cap	853
China Small Cap	39,301
Germany Small Cap	1,010
Hong Kong Small Cap	4,549
Singapore Small Cap	2,762
United Kingdom Small Cap	10

At a special meeting of the Board held on January 5, 2012, the trustees approved a new distribution agreement with BlackRock Investments, LLC (“BRIL”). BRIL is an affiliate of BFA. Effective April 1, 2012, BRIL replaced SEI Investments Distribution Co. as the distributor for each Fund. Pursuant to the new distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the Statements of Operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

88	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended August 31, 2012 were as follows:

iShares MSCI Index Fund	Purchases	Sales
Australia Small Cap	$225,397	$235,461
Brazil Small Cap	34,422,962	33,815,326
Canada Small Cap	863,953	847,682
China Small Cap	5,353,845	5,237,196
Germany Small Cap	271,164	270,202
Hong Kong Small Cap	481,666	447,664
Singapore Small Cap	150,486	108,449
United Kingdom Small Cap	339,495	336,045

In-kind transactions (see Note 4) for the period ended August 31, 2012 were as follows:

iShares MSCI Index Fund	In-kind Purchases	In-kind Sales
Australia Small Cap	$2,499,678	$1,087,035
Canada Small Cap	5,025,695	—
China Small Cap	3,193,120	3,088,934
Germany Small Cap	2,581,036	—
Hong Kong Small Cap	4,881,652	—
Singapore Small Cap	2,541,049	—
United Kingdom Small Cap	2,545,424	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of August 31, 2012, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of August 31, 2012 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2012, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares MSCI Index Fund	Paid-in Capital	Undistributed Net Investment Income	Undistributed Net Realized Loss
Australia Small Cap	$(128,864)	$(157)	$129,021
Brazil Small Cap	—	19,671	(19,671)
Canada Small Cap	—	(853)	853
China Small Cap	(372,928)	2,740	370,188
Germany Small Cap	—	(694)	694
Hong Kong Small Cap	—	8,496	(8,496)
Singapore Small Cap	—	(969)	969
United Kingdom Small Cap	—	8,659	(8,659)

90	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the periods ended August 31, 2012 and August 31, 2011 was as follows:

iShares MSCI Index Fund	2012	2011
Australia Small Cap
Ordinary income	$36,379	$—

Brazil Small Cap
Ordinary income	$1,147,422	$972,825

Canada Small Cap
Ordinary income	$28,963	$—

China Small Cap
Ordinary income	$375,678	$284,508

Germany Small Cap
Ordinary income	$50,854	$—

Hong Kong Small Cap
Ordinary income	$68,112	$—

Singapore Small Cap
Ordinary income	$65,020	$—

United Kingdom Small Cap
Ordinary income	$31,629	$—

As of August 31, 2012, the tax components of accumulated net earnings (losses) were as follows:

iShares MSCI Index Fund	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)[a]	Qualified Late-Year Losses[b]	Total
Australia Small Cap	$32,837	$(45,129)	$(120,804)	—	$(133,096)
Brazil Small Cap	251,465	(1,656,573)	(3,504,465)	(1,161,191)	(6,070,764)
Canada Small Cap	37,317	(37,583)	(366,783)	—	(367,049)
China Small Cap	106,619	(529,011)	(7,777,577)	(1,942,459)	(10,142,428)
Germany Small Cap	17,396	(24,797)	92,808	—	85,407
Hong Kong Small Cap	157,405	(55,160)	178,416	—	280,661
Singapore Small Cap	392,576	(34,243)	227,296	—	585,629
United Kingdom Small Cap	35,243	(10,985)	223,241	—	247,499

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2013.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2012, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares MSCI Index Fund	Non- Expiring
Australia Small Cap	$45,129
Brazil Small Cap	1,656,573
Canada Small Cap	37,583
China Small Cap	529,011
Germany Small Cap	24,797
Hong Kong Small Cap	55,160
Singapore Small Cap	34,243
United Kingdom Small Cap	10,985

As of August 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Australia Small Cap	$1,266,865	90,106	(210,930)	(120,824)
Brazil Small Cap	54,530,561	5,582,440	(9,078,331)	(3,495,891)
Canada Small Cap	5,121,187	303,375	(670,180)	(366,805)
China Small Cap	25,785,536	684,746	(8,462,336)	(7,777,590)
Germany Small Cap	2,716,423	237,818	(144,952)	92,866
Hong Kong Small Cap	5,874,212	571,542	(393,126)	178,416
Singapore Small Cap	3,421,579	584,936	(357,697)	227,239
United Kingdom Small Cap	2,562,704	334,974	(111,846)	223,128

Management has reviewed the tax positions as of August 31, 2012, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

92	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Australia Small Cap Index Fund, iShares MSCI Brazil Small Cap Index Fund, iShares MSCI Canada Small Cap Index Fund, iShares MSCI China Small Cap Index Fund, iShares MSCI Germany Small Cap Index Fund, iShares MSCI Hong Kong Small Cap Index Fund, iShares MSCI Singapore Small Cap Index Fund and iShares MSCI United Kingdom Small Cap Index Fund (the “Funds”), at August 31, 2012, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	93

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended August 31, 2012, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
Australia Small Cap	$60,216	$1,426
Brazil Small Cap	1,530,122	71,721
Canada Small Cap	74,376	10,381
China Small Cap	459,348	10,603
Germany Small Cap	71,463	6,802
Hong Kong Small Cap	122,000	—
Singapore Small Cap	131,993	5,404
United Kingdom Small Cap	52,721	188

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2012.

iShares MSCI Index Fund	Qualified Dividend Income
Australia Small Cap	$37,805
Canada Small Cap	39,344
China Small Cap	88,528
Germany Small Cap	57,656
United Kingdom Small Cap	31,817

In February 2013, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2012. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

94	2012 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® TRUST

iShares MSCI Brazil Small Cap and iShares MSCI China Small Cap Index Funds

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 19, 2012, April 27, 2012, and May 16, 2012, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 17, 2012, management presented information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 8, 2012, to discuss the additional requests. At a meeting held on June 20-21, 2012, the Board, including the Independent Trustees, reviewed additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including a review of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size, sponsor, inception date, or other differentiating factors, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fees and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2011, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	95

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information was also considered by the Board.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board noted that BFA became an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) in December 2009. The Board acknowledged that additional resources to support the Funds and their shareholders have been added or enhanced since then, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment and risk management processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BFA of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares

96	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BFA’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different generally more extensive services provided, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Funds and their shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	97

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares MSCI Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Brazil Small Cap	$0.57802	$—	$—	$0.57802	100%	—%	—%	100%
China Small Cap	0.83484	—	—	0.83484	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

98	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Australia Small Cap Index Fund

Period Covered: April 1, 2012 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	1.59%
Greater than 1.5% and Less than 2.0%	2	3.17
Greater than 1.0% and Less than 1.5%	11	17.46
Greater than 0.5% and Less than 1.0%	10	15.87
Between 0.5% and –0.5%	28	44.45
Less than –0.5% and Greater than –1.0%	6	9.52
Less than –1.0% and Greater than –1.5%	3	4.76
Less than –1.5% and Greater than –2.0%	1	1.59
Less than –2.0% and Greater than –2.5%	1	1.59

	63	100.00%

iShares MSCI Brazil Small Cap Index Fund

Period Covered: Ocotber 1, 2010 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.23%
Greater than 3.0% and Less than 3.5%	6	1.36
Greater than 2.5% and Less than 3.0%	42	9.52
Greater than 2.5% and Less than 3.0%	81	18.37
Greater than 1.5% and Less than 2.0%	47	10.66
Greater than 1.0% and Less than 1.5%	39	8.84
Greater than 0.5% and Less than 1.0%	50	11.34
Between 0.5% and –0.5%	107	24.25
Less than –0.5% and Greater than –1.0%	50	11.34
Less than –1.0% and Greater than –1.5%	13	2.95
Less than –1.5% and Greater than –2.0%	4	0.91
Less than –2.0%	1	0.23

	441	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Canada Small Cap Index Fund

Period Covered: April 1, 2012 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	1.59%
Greater than 0.5% and Less than 1.0%	8	12.70
Between 0.5% and –0.5%	54	85.71

	63	100.00%

iShares MSCI China Small Cap Index Fund

Period Coverd: October 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	3	0.68%
Greater than 3.0% and Less than 3.5%	4	0.91
Greater than 2.5% and Less than 3.0%	8	1.81
Greater than 2.0% and Less than 2.5%	11	2.49
Greater than 1.5% and Less than 2.0%	16	3.63
Greater than 1.0% and Less than 1.5%	45	10.20
Greater than 0.5% and Less than 1.0%	77	17.46
Less than 0.5% and Greater than –0.5%	161	36.51
Less than –0.5% and Greater than –1.0%	54	12.24
Less than –1.0% and Greater than –1.5%	34	7.71
Less than –1.5% and Greater than –2.0%	10	2.27
Less than –2.0% and Greater than –2.5%	6	1.36
Less than –2.5% and Greater than –3.0%	6	1.36
Less than –3.0% and Greater than –3.5%	1	0.23
Less than –3.5% and Greater than –4.0%	4	0.91
Less than –4.0%	1	0.23

	441	100.00%

100	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Germany Small Cap Index Fund

Period Covered: April 1, 2012 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	1.59%
Greater than 1.0% and Less than 1.5%	6	9.52
Greater than 0.5% and Less than 1.0%	14	22.22
Between 0.5% and –0.5%	31	49.21
Less than –0.5% and Greater than –1.0%	9	14.29
Less than –1.0% and Greater than –1.5%	2	3.17

	63	100.00%

iShares MSCI Hong Kong Small Cap Index Fund

Period Covered: April 1, 2012 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	1.59%
Greater than 2.5% and Less than 3.0%	1	1.59
Greater than 2.0% and Less than 2.5%	3	4.76
Greater than 1.5% and Less than 2.0%	10	15.87
Greater than 1.0% and Less than 1.5%	14	22.22
Greater than 0.5% and Less than 1.0%	15	23.82
Between 0.5% and –0.5%	14	22.22
Less than –0.5% and Greater than –1.0%	2	3.17
Less than –1.0% and Greater than –1.5%	2	3.17
Less than –1.5% and Greater than –2.0%	1	1.59

	63	100.00%

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Singapore Small Cap Index Fund

Period Covered: April 1, 2012 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	1.59%
Greater than 2.0% and Less than 2.5%	2	3.17
Greater than 1.5% and Less than 2.0%	1	1.59
Greater than 1.0% and Less than 1.5%	10	15.87
Greater than 0.5% and Less than 1.0%	7	11.11
Between 0.5% and –0.5%	34	53.97
Less than –0.5% and Greater than –1.0%	5	7.94
Less than –1.0% and Greater than –1.5%	3	4.76

	63	100.00%

iShares MSCI United Kingdom Small Cap Index Fund

Period Covered: April 1, 2012 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	5	7.94%
Greater than 1.0% and Less than 1.5%	16	25.40
Greater than 0.5% and Less than 1.0%	21	33.33
Between 0.5% and –0.5%	20	31.74
Less than –0.5% and Greater than –1.0%	1	1.59

	63	100.00%

102	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped Index Fund, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 276 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

Robert S. Kapito[a] (55)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	103

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Pain Webber Inc.) (2004-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (63)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Director (since 1998) and President

(2007-2011) of the Board of

Directors, Catholic Charities CYO;

Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006), The Thacher School; Trustee of Pacific Select Funds (2004-2005); Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

104	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (73)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2000); Director of iShares MSCI Russia Capped Index Fund, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	105

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director BlackRock (since 2006),

Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Amy Schioldager (50)	Executive Vice President (since 2007).	Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008).

Ira P. Shapiro (49)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Chief Legal Officer, Exchange- Traded Funds Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

Scott Radell (43)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007).

106	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2012 BlackRock. All rights reserved. iShares® and BlackRock® are registered trademarks of BlackRock. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

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iS-AR-88-0812

August 31, 2012

2012 Annual Report

iShares Trust

iShares MSCI India Index Fund  |  INDA  |  BATS

iShares MSCI India Small Cap Index Fund  |  SMIN  |  BATS

Management’s Discussion of Fund Performance

iSHARES® MSCI INDIA INDEX FUND

Performance as of August 31, 2012

Cumulative Total Returns
Inception to 8/31/12
NAV	MARKET	INDEX
(11.84)%	(11.87)%	(11.46)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 2/2/12.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/3/12), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INDIA INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector*	Percentage of Net Assets

Financial	28.62%
Consumer Non-Cyclical	16.13
Technology	15.66
Energy	12.38
Consumer Cyclical	7.35
Industrial	6.74
Basic Materials	5.86
Utilities	4.48
Communications	2.38
Diversified	0.20
Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

Infosys Ltd.	8.24%
Reliance Industries Ltd.	8.13
Housing Development Finance Corp. Ltd.	7.89
HDFC Bank Ltd.	7.36
Tata Consultancy Services Ltd.	5.11
ITC Ltd.	4.75
Hindustan Unilever Ltd.	3.61
ICICI Bank Ltd.	3.12
Tata Motors Ltd.	2.81
Larsen & Toubro Ltd.	2.26

TOTAL	53.28%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI India Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI India Index (the “Index”). The Index is designed to measure the performance of equity securities of companies whose market capitalization, as calculated by the Index provider, represents the top 85% of companies in the Indian securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from February 2, 2012 (inception date of the Fund) through August 31, 2012 (the “reporting period”), the total return for the Fund was (11.84)%, net of fees, while the total return for the Index was (11.46)%.

As represented by the Index, Indian stocks posted double-digit declines for the reporting period, reflecting a slowdown in global economic growth. India’s economy grew by 5.5% for the 12 months ended June 30, 2012 — its slowest level of growth since 2005, and down from 7.7% for the prior 12 months ended June 30, 2011. One factor behind the deceleration in the Indian economy was the continuing sovereign debt crisis in Europe, which had a negative impact on financial institutions around the globe and led to a meaningful slowdown in European economic growth, including recessions in the most fiscally challenged countries in the region. Exports to developed regions of the world are an important component of emerging economies, and India is no exception. Exports comprise nearly a quarter of the Indian economy, and the European Union is its largest trading partner. Consequently, a marked decline in exports to Europe weighed on economic activity in India.

In addition, the central bank in India raised short-term interest rates throughout much of 2011 to combat runaway inflation, which reached as high as 10% in late 2011. Although India’s central bank was successful in lowering the inflation rate to 7.5% by the end of the reporting period, higher borrowing costs put downward pressure on the domestic economy. As a result, India’s central bank began lowering its short-term interest rate target late in the reporting period.

Another factor behind the Index’s overall decline was a stronger U.S. dollar, which lowered international equity returns for U.S. investors (in local currency terms, the Index gained 0.20% for the reporting period). The U.S. dollar appreciated by 13% versus the Indian rupee for the reporting period.

From a sector perspective, eight of the ten sectors in the Index declined for the reporting period. The telecommunication services sector declined the most, falling by more than 40% for the reporting period. The materials and industrials sectors slumped by more than 20% amid a weaker economy and a substantial decline in commodity prices. The utilities, energy, and information technology sectors also posted double-digit declines for the reporting period. The only two sectors of the Index to advance were health care and consumer staples, which are both considered to be defensive sectors of the market.

6	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI INDIA SMALL CAP INDEX FUND

Performance as of August 31, 2012

Cumulative Total Returns
Inception to 8/31/12
NAV	MARKET	INDEX
(15.57)%	(14.98)%	(15.85)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 2/8/12.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/9/12), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INDIA SMALL CAP INDEX FUND

PORTFOLIO ALLOCATION

As of 8/31/12

Sector*	Percentage of Net Assets

Financial	25.29%
Consumer Non-Cyclical	21.12
Industrial	17.41
Consumer Cyclical	16.30
Basic Materials	6.92
Utilities	5.46
Technology	4.86
Energy	1.54
Diversified	0.70
Communications	0.13
Other Net Assets	0.27

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/12

Security	Percentage of Net Assets

Federal Bank Ltd.	3.28%
Apollo Hospitals Enterprise Ltd.	2.97
Tata Global Beverages Ltd.	2.61
Mahindra & Mahindra Financial Services Ltd.	2.45
Wockhardt Ltd.	2.33
Indiabulls Financial Services Ltd.	2.06
Bharat Forge Ltd.	1.92
Jubilant Foodworks Ltd.	1.83
Strides Arcolab Ltd.	1.81
MAX India Ltd.	1.80

TOTAL	23.06%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI India Small Cap Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI India Small Cap Index (the “Index”). The Index is designed to measure the performance of equity securities of small capitalization companies whose market capitalization represents the bottom 14% of companies in the Indian securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from February 8, 2012 (inception date of the Fund) through August 31, 2012 (the “reporting period”), the total return for the Fund was (15.57)%, net of fees, while the total return for the Index was (15.85)%.

As represented by the Index, small-cap stocks in India posted double-digit declines for the reporting period, reflecting a slowdown in global economic growth. India’s economy grew by 5.5% for the 12 months ended June 30, 2012 — its slowest level of growth since 2005, and down from 7.7% for the prior 12 months ended June 30, 2011. One factor behind the deceleration in the Indian economy was the continuing sovereign debt crisis in Europe, which had a negative impact on financial institutions around the globe and led to a meaningful slowdown in European economic growth, including recessions in the most fiscally challenged countries in the region. Exports to developed regions of the world are an important component of emerging economies, and India is no exception. Exports comprise nearly a quarter of the Indian economy, and the European Union is its largest trading partner. Consequently, a marked decline in exports to Europe weighed on economic activity in India.

In addition, the central bank in India raised short-term interest rates throughout much of 2011 to combat runaway inflation, which reached as high as 10% in late 2011. Although India’s central bank was successful in lowering the inflation rate to 7.5% by the end of the reporting period, higher borrowing costs put downward pressure on the domestic economy. As a result, India’s central bank began lowering its short-term interest rate target late in the reporting period.

Another factor behind the Index’s overall decline was a stronger U.S. dollar, which lowered international equity returns for U.S. investors (in local currency terms, the Index declined 4.48% for the reporting period). The U.S. dollar appreciated by 13% versus the Indian rupee for the reporting period.

From a sector perspective, nine of the ten sectors in the Index declined for the reporting period. The utilities and telecommunication services sectors declined the most, falling by more than 20% for the reporting period. The financials sector (the largest sector weighting in the Index as of August 31, 2012), along with the materials and industrials sectors, also posted double-digit declines amid a weaker economy and a substantial decline in commodity prices. The only sector of the Index to advance for the reporting period was health care, which is considered to be a defensive sector of the market.

8	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2012 to August 31, 2012.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI Index Fund	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Annualized Expense Ratio	Expenses Paid During Period [a]
India
Actual	$1,000.00	$859.10	0.67%	$3.13
Hypothetical (5% return before expenses)	1,000.00	1,021.80	0.67	3.41
India Small Cap
Actual	1,000.00	806.70	0.74	3.36
Hypothetical (5% return before expenses)	1,000.00	1,021.40	0.74	3.76

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days).

SHAREHOLDER EXPENSES	9

Consolidated Schedule of Investments

iSHARES® MSCI INDIA INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 99.80%

AGRICULTURE — 4.75%
ITC Ltd.	177,064	$851,976

		851,976
AUTO MANUFACTURERS — 5.03%
Mahindra & Mahindra Ltd.	24,800	340,245
Maruti Suzuki (India) Ltd.	2,832	58,208
Tata Motors Ltd.	119,708	504,226

		902,679
BANKS — 16.45%
Axis Bank Ltd.	18,340	327,004
Bank of Baroda	6,400	72,698
Bank of India	9,440	43,327
Canara Bank Ltd.	7,328	41,906
HDFC Bank Ltd.	123,384	1,320,569
ICICI Bank Ltd.	34,492	559,406
Kotak Mahindra Bank Ltd.	22,304	230,197
State Bank of India	10,852	358,453

		2,953,560
BEVERAGES — 0.68%
United Spirits Ltd.	7,032	122,518

		122,518
BUILDING MATERIALS — 2.44%
ACC Ltd.	4,144	97,482
Ambuja Cements Ltd.	49,620	165,296
Ultratech Cement Ltd.	5,760	175,404

		438,182
CHEMICALS — 1.08%
Asian Paints Ltd.	2,344	153,417
United Phosphorus Ltd.	18,688	40,181

		193,598
COAL — 1.43%
Coal India Ltd.	40,680	257,025

		257,025
COMMERCIAL SERVICES — 0.38%
Adani Ports and Special Economic Zone Ltd.	33,140	67,769

		67,769
COMPUTERS — 14.79%
Infosys Ltd.	34,840	1,479,189
Tata Consultancy Services Ltd.	37,996	917,881

Security	Shares	Value

Wipro Ltd.	39,584	$258,034

		2,655,104
COSMETICS & PERSONAL CARE — 0.40%
Dabur India Ltd.	32,772	72,202

		72,202
DISTRIBUTION & WHOLESALE — 0.28%
Adani Enterprises Ltd.	17,816	49,901

		49,901
DIVERSIFIED FINANCIAL SERVICES — 11.05%
Housing Development Finance Corp. Ltd.	107,176	1,416,746
Infrastructure Development Finance Co. Ltd.	85,660	206,431
LIC Housing Finance Ltd.	24,452	105,545
Power Finance Corp. Ltd.	21,836	62,927
Rural Electrification Corp. Ltd.	23,300	79,042
Shriram Transport Finance Co. Ltd.	9,928	113,362

		1,984,053
ELECTRIC — 3.38%
NTPC Ltd.	46,612	140,820
Power Grid Corp. of India Ltd.	90,488	194,315
Reliance Infrastructure Ltd.	8,352	66,681
Reliance Power Ltd.[a]	46,400	63,563
Tata Power Co. Ltd.	78,572	140,547

		605,926
ELECTRICAL COMPONENTS & EQUIPMENT — 1.39%
Bharat Heavy Electricals Ltd.	46,996	180,169
Siemens Ltd.	5,628	68,603

		248,772
ENGINEERING & CONSTRUCTION — 2.91%
GMR Infrastructure Ltd.[a]	80,484	26,334
Jaiprakash Associates Ltd.	77,692	90,157
Larsen & Toubro Ltd.	16,836	406,455

		522,946
GAS — 1.10%
GAIL (India) Ltd.	30,992	197,820

		197,820
HOLDING COMPANIES — DIVERSIFIED — 0.20%
Aditya Birla Nuvo Ltd.	2,692	36,035

		36,035
HOUSEHOLD PRODUCTS & WARES — 4.28%
Godrej Consumer Products Ltd.	9,736	121,173

10	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA INDEX FUND

August 31, 2012

Security	Shares	Value

Hindustan Unilever Ltd.	69,904	$647,327

		768,500
INSURANCE — 0.26%
Reliance Capital Ltd.	8,128	46,730

		46,730
IRON & STEEL — 2.37%
Jindal Steel & Power Ltd.	29,920	189,417
JSW Steel Ltd.	6,384	79,615
Tata Steel Ltd.	24,008	155,982

		425,014
LEISURE TIME — 1.66%
Bajaj Auto Ltd.	6,720	195,373
Hero Motocorp Ltd.	3,232	102,436

		297,809
MEDIA — 0.63%
Zee Entertainment Enterprises Ltd.	38,796	113,999

		113,999
MINING — 2.41%
Hindalco Industries Ltd.	83,688	156,243
Sesa Goa Ltd.	28,256	87,092
Sterlite Industries (India) Ltd.	109,532	189,330

		432,665
OIL & GAS — 10.95%
Bharat Petroleum Corp. Ltd.	13,712	82,543
Cairn India Ltd.[a]	18,696	114,294
Oil & Natural Gas Corp. Ltd.	62,124	308,135
Reliance Industries Ltd.	105,956	1,459,859

		1,964,831
PHARMACEUTICALS — 5.64%
Cipla Ltd.	27,616	186,895
Dr. Reddy’s Laboratories Ltd.	8,180	246,701
Lupin Ltd.	11,932	127,225
Piramal Healthcare Ltd.	5,556	47,954
Ranbaxy Laboratories Ltd.[a]	10,052	99,698
Sun Pharmaceuticals Industries Ltd.	25,252	303,432

		1,011,905
REAL ESTATE — 0.85%
DLF Ltd.	33,204	116,430
Unitech Ltd.[a]	108,112	35,762

		152,192

Security	Shares	Value

RETAIL — 0.39%
Titan Industries Ltd.	17,624	$69,815

		69,815
SOFTWARE — 0.87%
HCL Technologies Ltd.	6,844	66,982
Satyam Computer Services Ltd.[a]	52,888	88,662

		155,644
TELECOMMUNICATIONS — 1.75%
Bharti Airtel Ltd.	45,636	203,301
Idea Cellular Ltd.[a]	54,652	73,344
Reliance Communications Ltd.	42,680	36,983

		313,628

TOTAL COMMON STOCKS
(Cost: $20,295,860)		17,912,798

TOTAL INVESTMENTS IN SECURITIES — 99.80%
(Cost: $20,295,860)		17,912,798
Other Assets, Less Liabilities — 0.20%		36,586

NET ASSETS — 100.00%		$17,949,384

[a]	Non-income earning security.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	11

Consolidated Schedule of Investments

iSHARES® MSCI INDIA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

COMMON STOCKS — 99.73%

APPAREL — 1.83%
Arvind Ltd.[a]	20,663	$23,199
Bata India Ltd.	3,000	47,919
Page Industries Ltd.	120	6,487

		77,605
AUTO MANUFACTURERS — 1.77%
Ashok Leyland Ltd.	168,332	62,340
Eicher Motors Ltd.	325	12,531

		74,871
AUTO PARTS & EQUIPMENT — 2.24%
Amtek Auto Ltd.	22,642	35,962
Amtek India Ltd.	3,631	6,381
MRF Ltd.	292	52,750

		95,093
BANKS — 10.98%
Andhra Bank	30,842	50,012
Dena Bank	26,610	41,715
Federal Bank Ltd.	19,003	138,854
Indian Overseas Bank	31,994	39,256
Jammu & Kashmir Bank Ltd.	2,852	47,160
Karnataka Bank Ltd.	25,224	37,479
Karur Vysya Bank Ltd.	6,485	45,917
UCO Bank	32,779	37,567
Vijaya Bank	32,917	27,369

		465,329
BEVERAGES — 4.15%
McLeod Russel India Ltd.	10,749	61,122
Radico Khaitan Ltd.	2,220	4,294
Tata Global Beverages Ltd.	47,286	110,341

		175,757
BIOTECHNOLOGY — 1.23%
Biocon Ltd.	11,034	52,100

		52,100
BUILDING MATERIALS — 2.17%
Century Textiles & Industries Ltd.	7,618	42,907
India Cements Ltd.	32,524	48,940

		91,847
CHEMICALS — 3.81%
Berger Paints India Ltd.	3,188	7,926

Security	Shares	Value

Chambal Fertilizers & Chemicals Ltd.	21,586	$25,515
EID Parry India Ltd.	1,927	7,445
Godrej Industries Ltd.	11,491	49,435
Gujarat Fluorochemicals Ltd.	4,372	27,171
Gujarat State Fertilisers & Chemicals Ltd.	6,018	38,672
Rallis India Ltd.	2,152	5,151

		161,315
COMPUTERS — 1.44%
HCL Infosystems Ltd.	6,415	4,509
NIIT Technologies Ltd.	937	4,683
Redington India Ltd.	38,489	51,965

		61,157
DIVERSIFIED FINANCIAL SERVICES — 10.00%
Bajaj Finance Ltd.	3,231	60,934
Dewan Housing Finance Corp. Ltd.	5,204	15,624
Financial Technologies India Ltd.	3,688	55,729
IFCI Ltd.	100,825	46,402
India Infoline Ltd.	4,822	4,616
Indiabulls Financial Services Ltd.	26,415	87,259
Mahindra & Mahindra Financial Services Ltd.	7,832	103,847
Manappuram Finance Ltd.	64,040	39,489
Sundaram Finance Ltd.	664	9,894

		423,794
ELECTRIC — 3.60%
CESC Ltd.	12,036	66,320
GVK Power & Infrastructure Ltd.[a]	160,908	32,254
Indiabulls Infrastructure and Power Ltd.[a]	48,279	3,862
Lanco Infratech Ltd.[a]	25,625	5,090
Nava Bharat Ventures Ltd.	142	394
PTC India Ltd.	44,843	44,863

		152,783
ELECTRICAL COMPONENTS & EQUIPMENT — 2.92%
Alstom T&D India Ltd.	14,204	47,138
Havells India Ltd.	6,557	64,108
Suzlon Energy Ltd.[a]	46,835	12,630

		123,876
ENGINEERING & CONSTRUCTION — 3.57%
IRB Infrastructure Developers Ltd.	16,171	36,412
IVRCL Ltd. Class L	37,419	25,832
NCC Ltd.	13,474	8,054
Punj Lloyd Ltd.	34,933	27,852

12	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

Voltas Ltd.	26,779	$53,052

		151,202
FOOD — 3.17%
Balrampur Chini Mills Ltd.[a]	9,630	11,625
Britannia Industries Ltd.	3,168	28,534
REI Agro Ltd.	129,254	21,726
Ruchi Soya Industries Ltd.	26,870	40,359
Shree Renuka Sugars Ltd.	58,518	32,034

		134,278
GAS — 1.85%
Gujarat Gas Co. Ltd.	7,977	42,269
Indraprastha Gas Ltd.	8,434	36,230

		78,499
HEALTH CARE — SERVICES — 3.08%
Apollo Hospitals Enterprise Ltd.	11,123	125,677
Fortis Healthcare Ltd.[a]	2,931	4,790

		130,467
HOLDING COMPANIES — DIVERSIFIED — 0.70%
Sintex Industries Ltd.	30,646	29,613

		29,613
HOME BUILDERS — 1.39%
Sobha Developers Ltd.	9,785	58,895

		58,895
HOME FURNISHINGS — 0.37%
TTK Prestige Ltd.	171	9,642
Whirlpool of India Ltd.[a]	1,326	6,047

		15,689
HOUSEHOLD PRODUCTS & WARES — 0.14%
Jyothy Laboratories Ltd.	2,070	5,792

		5,792
INSURANCE — 1.80%
MAX India Ltd.[a]	23,557	76,272

		76,272
IRON & STEEL — 1.86%
Monnet Ispat & Energy Ltd.	7,514	38,911
Orissa Minerals Development Co. Ltd.	40	39,786

		78,697
LEISURE TIME — 1.23%
Cox & Kings Ltd.	12,471	29,123

Security	Shares	Value

TVS Motor Co. Ltd.	33,002	$22,961

		52,084
LODGING — 1.78%
EIH Ltd.	5,123	7,087
Indian Hotels Co. Ltd.	64,420	68,329

		75,416
MACHINERY — 1.34%
Thermax Ltd.	6,510	56,884

		56,884
MANUFACTURING — 1.06%
Jain Irrigation Systems Ltd.	22,962	26,460
Kemrock Industries & Exports Ltd.	1,062	2,203
Supreme Industries Ltd.	987	4,977
VIP Industries Ltd.	8,582	11,371

		45,011
MEDIA — 0.13%
Jagran Prakashan Ltd.[a]	3,472	5,733

		5,733
METAL FABRICATE & HARDWARE — 4.19%
Bharat Forge Ltd.	16,204	81,260
Jindal Saw Ltd.	22,086	46,813
Maharashtra Seamless Ltd.	1,000	5,920
Tube Investments of India Ltd.	3,116	8,666
Welspun Corp. Ltd.	20,534	34,774

		177,433
MINING — 1.25%
Gujarat Mineral Development Corp. Ltd.	15,531	53,106

		53,106
OIL & GAS — 0.46%
Aban Offshore Ltd.	2,707	19,507

		19,507
PHARMACEUTICALS — 9.36%
Aurobindo Pharma Ltd.	22,814	45,238
Emami Ltd.	7,984	70,144
Ipca Laboratories Ltd.	8,602	68,236
Novartis India Ltd.	452	5,619
Strides Arcolab Ltd.	5,202	76,648
Sun Pharma Advanced Research Co. Ltd.[a]	3,753	5,000
Torrent Pharmaceuticals Ltd.	1,208	15,311
Unichem Laboratories Ltd.	3,821	11,578

CONSOLIDATED SCHEDULES OF INVESTMENTS	13

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA SMALL CAP INDEX FUND

August 31, 2012

Security	Shares	Value

Wockhardt Ltd.[a]	4,474	$98,903

		396,677
PIPELINES — 1.08%
Gujarat State Petronet Ltd.	32,412	45,683

		45,683
REAL ESTATE — 2.51%
Housing Development & Infrastructure Ltd.[a]	39,250	47,171
Indiabulls Real Estate Ltd.	49,926	38,595
Phoenix Mills Ltd.	2,457	7,798
Prestige Estates Projects Ltd.	4,723	8,826
Sunteck Realty Ltd.	721	4,047

		106,437
RETAIL — 3.89%
Gitanjali Gems Ltd.	5,713	34,422
Jubilant Foodworks Ltd.[a]	3,715	77,816
Rajesh Exports Ltd.	14,963	32,159
Shoppers Stop Ltd.	2,161	13,461
Trent Ltd.	379	7,170

		165,028
SHIPBUILDING — 0.82%
Pipavav Defence & Offshore Engineering Co. Ltd.[a]	28,332	34,992

		34,992
SOFTWARE — 3.42%
CMC Ltd.	334	5,785
Core Education & Technologies Ltd.	9,060	48,749
Educomp Solutions Ltd.	8,347	21,713
Hexaware Technologies Ltd.	31,021	68,623

		144,870
TEXTILES — 1.80%
Alok Industries Ltd.	76,665	16,332
Bombay Dyeing & Manufacturing Co. Ltd.	3,163	24,710
Raymond Ltd.	5,737	35,211

		76,253
TRANSPORTATION — 1.34%
Gateway Distriparks Ltd.	1,883	4,607
Great Eastern Shipping Co. Ltd. (The)	11,547	52,250

		56,857

TOTAL COMMON STOCKS (Cost: $5,014,073)		4,226,902

Security	Shares	Value

RIGHTS — 0.00%

PHARMACEUTICALS — 0.00%
Sun Pharma Advanced Research Co. Ltd.[a]	536	$68

		68

TOTAL RIGHTS (Cost: $0)		68

TOTAL INVESTMENTS IN SECURITIES — 99.73% (Cost: $5,014,073)		4,226,970
Other Assets, Less Liabilities — 0.27%		11,266

NET ASSETS — 100.00%		$4,238,236

[a]	Non-income earning security.

See notes to consolidated financial statements.

14	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2012

	iShares MSCI India Index Fund	iShares MSCI India Small Cap Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$20,295,860	$5,014,073

Total cost of investments	$20,295,860	$5,014,073

Investments in securities, at fair value (Note 1):
Unaffiliated	$17,912,798	$4,226,970

Total fair value of investments	17,912,798	4,226,970
Foreign currencies, at value[a]	853	133
Cash	36,938	7,316
Receivables:
Investment securities sold	221,350	41,790
Dividends and interest	14,503	5,368

Total Assets	18,186,442	4,281,577

LIABILITIES
Payables:
Investment securities purchased	227,051	40,598
Investment advisory fees (Note 2)	10,007	2,743

Total Liabilities	237,058	43,341

NET ASSETS	$17,949,384	$4,238,236

Net assets consist of:
Paid-in capital	$20,469,384	$5,020,499
Undistributed net investment income	37,756	45,564
Accumulated net realized loss	(174,541)	(40,662)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(2,383,215)	(787,165)

NET ASSETS	$17,949,384	$4,238,236

Shares outstanding[b]	800,000	200,000

Net asset value per share	$22.44	$21.19

[a]	Cost of foreign currencies: $853 and $133, respectively.
[b]	No par value, unlimited number of shares authorized.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	15

Consolidated Statements of Operations

iSHARES® TRUST

Period ended August 31, 2012

	iShares MSCI India Index Fund[a]	iShares MSCI India Small Cap Index Fund[b]

NET INVESTMENT INCOME
Dividends — unaffiliated	$209,843	$61,009
Interest — affiliated (Note 2)	5	1

Total investment income	209,848	61,010

EXPENSES
Investment advisory fees (Note 2)	60,021	19,152
Mauritius income taxes (Note 1)	1,475	—

Total expenses	61,496	19,152

Net investment income	148,352	41,858

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(174,541)	(40,662)
Foreign currency transactions	(44,407)	3,852

Net realized loss	(218,948)	(36,810)

Net change in unrealized appreciation/depreciation on:
Investments	(2,383,062)	(787,103)
Translation of assets and liabilities in foreign currencies	(153)	(62)

Net change in unrealized appreciation/depreciation	(2,383,215)	(787,165)

Net realized and unrealized loss	(2,602,163)	(823,975)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,453,811)	$(782,117)

[a]	For the period from February 2, 2012 (commencement of operations) to August 31, 2012.
[b]	For the period from February 8, 2012 (commencement of operations) to August 31, 2012.

See notes to consolidated financial statements.

16	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI India Index Fund	iShares MSCI India Small Cap Index Fund
	Period from February 2, 2012[a] to August 31, 2012	Period from February 8, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$148,352	$41,858
Net realized loss	(218,948)	(36,810)
Net change in unrealized appreciation/depreciation	(2,383,215)	(787,165)

Net decrease in net assets resulting from operations	(2,453,811)	(782,117)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(66,189)	(146)

Total distributions to shareholders	(66,189)	(146)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,469,384	5,020,499

Net increase in net assets from capital share transactions	20,469,384	5,020,499

INCREASE IN NET ASSETS	17,949,384	4,238,236

NET ASSETS
Beginning of period	—	—

End of period	$17,949,384	$4,238,236

Undistributed net investment income included in net assets at end of period	$37,756	$45,564

SHARES ISSUED
Shares sold	800,000	200,000

Net increase in shares outstanding	800,000	200,000

[a]	Commencement of operations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	17

Consolidated Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI India Index Fund
Period from Feb. 2, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$25.55

Income from investment operations:
Net investment income[b]	0.21
Net realized and unrealized loss[c]	(3.24)

Total from investment operations	(3.03)

Less distributions from:
Net investment income	(0.08)

Total distributions	(0.08)

Net asset value, end of period	$22.44

Total return	(11.84)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$17,949
Ratio of expenses to average net assets[e]	0.67%
Ratio of net investment income to average net assets[e]	1.61%
Portfolio turnover rate[f]	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the period ended August 31, 2012 would have been 4%. See Note 4.

See notes to consolidated financial statements.

18	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI India Small Cap Index Fund
Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$25.10

Income from investment operations:
Net investment income[b]	0.21
Net realized and unrealized loss[c]	(4.12)

Total from investment operations	(3.91)

Less distributions from:
Net investment income	(0.00)[d]

Total distributions	(0.00)[d]

Net asset value, end of period	$21.19

Total return	(15.57)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,238
Ratio of expenses to average net assets[f]	0.74%
Ratio of net investment income to average net assets[f]	1.62%
Portfolio turnover rate[g]	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]

Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the period ended August 31, 2012 would have been 6%. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	19

Notes to Consolidated Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares MSCI Index Fund	Diversification Classification
India[a]	Non-diversified
India Small Cap[b]	Non-diversified

[a]	The Fund commenced operations on February 2, 2012.
[b]	The Fund commenced operations on February 8, 2012.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund carries out its investment strategies by investing substantially all of its assets in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary,” and collectively, the “subsidiaries”), which in turn, invests in securities that comprise the underlying index. The investment adviser of each Fund also serves as the investment adviser to each Subsidiary. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for each Fund include the accounts of its Subsidiary.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

20	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or other default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Funds’ assumptions used in determining the fair value of investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	21

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2012. The breakdown of each Fund’s investments into major categories is disclosed in its respective Consolidated Schedule of Investments.

iShares MSCI Index Fund and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
India
Assets:
Common Stocks	$17,912,798	$—	$—	$17,912,798

India Small Cap
Assets:
Common Stocks	$4,226,902	$—	$—	$4,226,902
Rights	—	68	—	68

	$4,226,902	$68	$—	$4,226,970

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2012 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected

22	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

in their Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of August 31, 2012, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, each Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. Each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Funds and are disclosed in the Consolidated Statements of Operations. Further, each Subsidiary is not subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by a Subsidiary to its Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

As a result of recent legislative changes enacted by the 2012 India Finance Act (“the Act”) and its general anti-avoidance rules (“GAAR”), which are effective April 1, 2013, the Subsidiaries’ ability to leverage the treaty between Mauritius and India may be adversely impacted, and therefore the Funds may be subject to taxes on capital gains and/or dividends realized on Indian securities. The Act also includes provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive guidance on the legislative changes is available, the impact to the Funds, if any, cannot be determined at this time.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	23

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

IShares MSCI Index Fund	Investment Advisory Fee
India	0.65%
India Small Cap	0.74

At a special meeting of the Board held on January 5, 2012, the trustees approved a new distribution agreement with BlackRock Investments, LLC (“BRIL”). BRIL is an affiliate of BFA. Effective April 1, 2012, BRIL replaced SEI Investments Distribution Co. as the distributor for each Fund. Pursuant to the new distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the Consolidated Statements of Operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended August 31, 2012 were as follows:

iShares MSCI Index Fund	Purchases	Sales
India	$21,118,377	$647,976
India Small Cap	5,309,267	254,532

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Consolidated Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and

24	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2012, attributable to foreign currency were reclassified to the following accounts:

iShares MSCI Index Fund	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
India	$(44,407)	$44,407
India Small Cap	3,852	(3,852)

The tax character of distributions paid during the period ended August 31, 2012 was as follows:

iShares MSCI Index Fund	2012
India
Ordinary income	$66,189

India Small cap
Ordinary income	$146

As of August 31, 2012, the tax components of accumulated net earnings (losses) were as follows:

iShares MSCI Index Fund	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)[a]	Total
India	$37,756	$(161,582)	$(2,396,174)	$(2,520,000)
India Small Cap	51,061	(40,662)	(792,662)	(782,263)

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	25

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2012, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares MSCI Index Fund	Non- Expiring
India	$161,582
India Small Cap	40,662

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
India	$20,308,819	$425,959	$(2,821,980)	$(2,396,021)
India Small Cap	5,019,570	165,623	(958,223)	(792,600)

Management has reviewed the tax positions as of August 31, 2012, and has determined that no provision for income tax is required in the Funds’ consolidated financial statements.

6.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

26	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the iShares MSCI India Index Fund, iShares MSCI India Small Cap Index Fund and their subsidiaries (the “Funds”), at August 31, 2012, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

Tax Information (Unaudited)

iSHARES® TRUST

For the period ended August 31, 2012, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
India	$209,843	$1,475
India Small Cap	61,009	—

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended August 31, 2012:

iShares MSCI Index Fund	Qualified Dividend Income
India	$67,664
India Small Cap	146

In February 2013, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2012. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

28	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for each full calendar quarter completed after the inception date of such Fund through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI India Index Fund

Period Covered: April 1, 2012 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	5	7.94%
Greater than 0.5% and Less than 1.0%	3	4.76
Between 0.5% and –0.5%	31	49.20
Less than –0.5% and Greater than –1.0%	14	22.22
Less than –1.0% and Greater than –1.5%	5	7.94
Less than –1.5% and Greater than –2.0%	4	6.35
Less than –2.0% and Greater than –2.5%	1	1.59

	63	100.00%

SUPPLEMENTAL INFORMATION	29

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI India Small Cap Index Fund

Period Covered: April 1, 2012 through June 30, 2012

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	8	12.70%
Greater than 1.0% and Less than 1.5%	9	14.29
Greater than 0.5% and Less than 1.0%	14	22.22
Between 0.5% and –0.5%	23	36.51
Less than –0.5% and Greater than –1.0%	6	9.52
Less than –1.0% and Greater than –1.5%	2	3.17
Less than –1.5% and Greater than –2.0%	1	1.59

	63	100.00%

30	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped Index Fund, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 276 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (55)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Pain Webber Inc.) (2004-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (63)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Director (since 1998) and President

(2007-2011) of the Board of

Directors, Catholic Charities CYO;

Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006); The Thacher School; Trustee of Pacific Select Funds (2004-2005); Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

32	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (73)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2000); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	33

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director, BlackRock (since 2006).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Amy Schioldager (50)	Executive Vice President (since 2007).	Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008).

Ira P. Shapiro (49)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Chief Legal Officer, Exchange- Traded Funds Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

Scott Radell (43)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007).

34	2012 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2012 BlackRock. All rights reserved. iShares® and BlackRock® are registered trademarks of BlackRock. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

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iS-AR-89-0812

Item 2. Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended August 31, 2012, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the twenty-one series of the Registrant for which the fiscal year-end is August 31, 2012 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $134,751 for the fiscal year ended August 31, 2011 and $302,400 for the fiscal year ended August 31, 2012.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2011 and August 31, 2012 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $40,400 for the fiscal year ended August 31, 2011 and $102,869 for the fiscal year ended August 31, 2012.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended August 31, 2011 and August 31, 2012 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2012 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years, were $ 2,490,096 for the fiscal year ended August 31, 2011 and $3,915,319 for the fiscal year ended August 31, 2012.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6. Schedule of Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a)	(2) Section 302 Certifications are attached.

(a)	(3) Not applicable to the Registrant.

(b)	Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: October 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: October 23, 2012

By: /s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date: October 23, 2012